SUPPLEMENT DATED JULY 31, 2001
                    TO THE PRINCIPAL MUTUAL FUNDS PROSPECTUS
                               DATED MARCH 1, 2001

     The following information is an update through June 30, 2001, and replaces similar information found in Appendix A of the prospectus dated March 1, 2001.

                                    APPENDIX


     RELATED PERFORMANCE OF THE SUB-ADVISORS

     The following tables set forth historical information about client accounts managed by a Sub-Advisor that have investment objectives, policies and strategies substantially similar to those of the corresponding Fund the Sub-Advisor manages. These client accounts may consist of individuals, institutions and other mutual funds. This composite data is provided to illustrate the past performance of each Sub-Advisor in managing similar accounts and does not represent the performance of any Fund.

     On the following pages "composite performance" is shown for each Sub-Advisor with regard to all of those similarly managed accounts. The composite performance is computed based upon essentially the Sub-Advisor's asset weighted "average" performance with regard to such accounts. The composite performance information shown is based on a composite of all accounts of each Sub-Advisor (and its predecessor, if any) having substantially similar investment objectives, policies and strategies to the corresponding Fund. The composite results reflect the deduction of all fees and expenses actually incurred by the client accounts.

     Portions of the information below are based on data supplied by the Sub-Advisors and from statistical services, reports or other sources believed by the Manager to be reliable. However, such information has not been verified or audited by the Manager.

     Some of the accounts included in the composites are not mutual funds registered under the 1940 Act. Those accounts are not subject to investment limitations, diversification requirements and other restrictions imposed by the 1940 Act and the Internal Revenue Code. If such requirements were applicable to these accounts, the performance shown may have been lower.

     The performance data should not be considered as an indication of future performance of any Fund or any Sub-Advisor. In addition, the effect of taxes is not reflected in the information below as it will depend on the investor's tax status.

     Certain of the Funds started operation in December 2000 and have limited historical performance data. When available, Fund performance for Class A shares is shown. The performance of Class B and Class C shares will vary from the performance of Class A shares based on the differences in sales charges and fees.

PERFORMANCE RESULTS - DOMESTIC GROWTH FUNDS

                                                                    Average Annual Performance
                                                                   (through June 30, 2001)
                                                                                                Since
                                                        YTD    1 YR     3 YR    5 YR   10 YR  Inception
Principal Balanced Fund, Inc. - Class A                  -4.56   -5.35   -0.43    6.13    8.65   8.91(a)
Invista Balanced Composite                               -2.21    0.11    2.86    8.69   10.70
PCII Multi Sector Fixed Income Composite                  4.07   12.12    6.38    7.71    8.31
S&P 500 Index                                            -6.70  -14.83    3.89   14.47   15.09
Lehman Brothers Aggregate Bond Index                      3.62   11.23    6.25    7.47    7.86
Average Domestic Hybrid Category (Morningstar)           -2.41   -1.84    3.93    9.21   10.61
Lipper Balanced Fund Average                             -2.58   -2.32    4.28    9.96   10.94

Principal Blue Chip Fund, Inc. - Class A                -11.64  -18.53   -2.93    7.03    9.94   9.74(b)
Invista Large Cap Blend Composite                       -11.03  -19.40   -2.68    9.13
S&P 500 Index                                            -6.70  -14.83    3.89   14.47   15.09
Average Large Blend Category (Morningstar)               -8.16  -15.07    3.00   12.08   13.17
Lipper Large-Cap Core Fund Average                       -8.63  -15.90    2.96   12.05   13.20

Principal Capital Value Fund, Inc. - Class A             -2.87    6.42   -3.24    7.94   10.94  11.86(c)
Invista Large Cap Value Composite                        -3.26    6.44    0.04    9.56
S&P 500 Index                                            -6.70  -14.83    3.89   14.47   15.09
S&P/BARRA 500 Value Index                                -2.40    7.93    6.07   14.34   15.16
Average Large Value Category (Morningstar)               -0.89    7.95    4.34   12.07   13.57
Lipper Large-Cap Value Fund Average                      -2.87    3.81    4.25   12.08   13.72

Principal Growth Fund, Inc. - Class A                   -18.59  -29.71   -4.95    7.02   11.62  10.19(c)
Invista Large Cap Quality Growth Composite (e)          -18.34  -29.30
S&P 500 Index                                            -6.70  -14.83    3.89   14.47   15.09
Average Large Growth Category (Morningstar)             -15.75  -29.75    3.69   11.80   13.39
Lipper Large-Cap Growth Fund Average                    -16.10  -30.63    2.71   11.87   13.62

Principal LargeCap Stock Index Fund, Inc. - Class A      -6.98  -15.26                          -7.39(d)
Invista S&P 500 Index Composite                          -7.06  -15.29    3.46   14.03
S&P 500 Index                                            -6.70  -14.83    3.89   14.47   15.09
Average Large Blend Category (Morningstar)               -8.16  -15.07    3.00   12.08   13.17
Lipper S&P 500 Index Fund Average                        -6.97  -15.16    3.38   13.97   14.67

Principal MidCap Fund, Inc. - Class A                    -1.59    8.82    5.31   11.27   14.85  15.23(a)
Invista Mid Cap Blend Composite                          -1.14   10.12    5.59   12.64   13.93
S&P MidCap 400 Index                                      0.97    8.87   14.26   18.53   17.59
Average Mid-Cap Blend Category (Morningstar)             -1.30   -1.68    6.64   12.56   14.56
Lipper Mid-Cap Core Fund Average                         -0.45    1.30   13.65   14.76   15.19

(a)  SEC effective date December 18, 1987.
(b)  SEC effective date March 1, 1991.
(c)  SEC effective date October 15, 1969.
(d)  SEC effective date March 1, 2000.
(e) Invista's large cap growth investment team joined the firm at the end of 1999. Prior to joining Invista, this same team accumulated more than seven years of successful history in the management of large cap growth equities while employed by another firm.



PERFORMANCE RESULTS - DOMESTIC GROWTH FUNDS

                                                              Annual Performance
                                                             (year ended December 31)

                                                       2000    1999    1998    1997    1996    1995    1994    1993    1992    1991
Principal Balanced Fund, Inc. - Class A                -0.71    0.63   11.20   17.29   13.00   23.39   -3.38    9.01   10.47   31.72
Invista Balanced Composite                             -6.47    2.20   12.17   20.03   10.69   26.88   -1.63   14.25   10.73   27.19
PCII Multi Sector Fixed Income Composite               12.00   -0.57    7.97   10.16    3.94   18.41   -2.05   10.67    8.25   15.89
S&P 500 Index                                          -9.11   21.04   28.58   33.36   22.96   37.58    1.32   10.08    7.62   30.47
Lehman Brothers Aggregate Bond Index                   11.63   -0.82    8.69    9.65    3.63   18.47   -2.92    9.75    7.40   16.00
Average Domestic Hybrid Category (Morningstar)          2.06    8.24   12.50   18.24   13.07   24.87   -2.56   12.07    8.22   23.87
Lipper Balanced Fund Average                            1.52    9.14   13.96   19.42   13.78   26.07   -2.40   11.23    7.28   25.65

Principal Blue Chip Fund, Inc. - Class A              -10.89   11.96   16.55   26.25   16.78   33.19    3.36    2.62    6.09
Invista Large Cap Blend Composite                     -12.12    9.57   24.70   29.66   24.35
S&P 500 Index                                          -9.11   21.04   28.58   33.36   22.96   37.58    1.32   10.08    7.62   30.47
Average Large Blend Category (Morningstar)             -6.97   19.72   21.95   27.43   20.37   31.99   -1.08   11.12    7.62   32.13
Lipper Large-Cap Core Fund Average                     -8.96   23.40   24.34   27.28   20.98   31.78   -1.21   11.55    7.47   32.16

Principal Capital Value Fund, Inc. - Class A           -0.08   -6.86   12.13   28.69   23.42   31.90    0.21    7.56    9.09   37.21
Invista Large Cap Value Composite                       3.88   -7.12   18.04   28.94   22.18
S&P 500 Index                                          -9.11   21.04   28.58   33.36   22.96   37.58    1.32   10.08    7.62   30.47
S&P/BARRA 500 Value Index                               6.08   12.72   14.68   29.99   21.99   37.00   -0.63   18.60   10.53   22.56
Average Large Value Category (Morningstar)              5.47    6.63   13.10   27.01   20.79   32.28   -0.81   13.25    9.89   28.51
Lipper Large-Cap Value Fund Average                     1.32   14.29   15.70   26.81   21.32   31.26   -0.89   12.24    8.87   29.73

Principal Growth Fund, Inc. - Class A                 -10.64   16.13   20.37   28.41   12.23   33.47    3.21    7.51   10.16   56.61
Invista Large Cap Quality Growth Composite (e)        -10.24
S&P 500 Index                                          -9.11   21.04   28.58   33.36   22.96   37.58    1.32   10.08    7.62   30.47
Average Large Growth Category (Morningstar)           -14.09   39.72   33.56   25.00   18.95   32.27   -2.32   10.31    5.83   43.69
Lipper Large-Cap Growth Fund Average                  -16.22   30.91   23.57   25.12   19.70   31.61   -1.65   11.23    8.85   38.47

Principal LargeCap Stock Index Fund, Inc. - Class A    -2.94
Invista S&P 500 Index Composite                        -9.44   20.62   28.16   32.89   22.51   37.07    1.05
S&P 500 Index                                          -9.11   21.04   28.58   33.36   22.96   37.58    1.32   10.08    7.62   30.47
Average Large Blend Category (Morningstar)             -6.97   19.72   21.95   27.43   20.37   31.99   -1.08   11.12    7.62   32.13
Lipper S&P 500 Index Fund Average                      -9.57   20.49   28.23   32.56   22.66   36.84    0.97   10.02    7.30   30.21

Principal MidCap Fund, Inc. - Class A                  15.36   11.62   -0.23   22.94   19.13   34.20    3.03   12.29   14.81   52.83
Invista Mid Cap Blend Composite                        13.49   12.37    4.72   24.95   18.66   33.39    5.46   -0.26    9.01
S&P MidCap 400 Index                                   17.51   14.72   19.11   32.25   19.20   30.95   -3.58   13.95   11.91   50.10
Average Mid-Cap Blend Category (Morningstar)            3.37   18.70    6.77   26.45   20.44   28.71   -1.61   14.50   14.93   36.20
Lipper Mid-Cap Core Fund Average                        7.10   42.85   12.39   19.88   17.38   30.82   -1.33   14.79   11.48   45.39

(a)  SEC effective date December 18, 1987.
(b)  SEC effective date March 1, 1991.
(c)  SEC effective date October 15, 1969.
(d)  SEC effective date March 1, 2000.
(e) Invista's large cap growth investment team joined the firm at the end of 1999. Prior to joining Invista, this same team accumulated more than seven years of successful history in the management of large cap growth equities while employed by another firm.



PERFORMANCE RESULTS - DOMESTIC GROWTH FUNDS

                                                                    Average Annual Performance
                                                                   (through June 30, 2001)
                                                                                                         Since
                                                                 YTD    1 YR     3 YR    5 YR   10 YR  Inception
Principal Partners Equity Growth Fund, Inc. - Class A           -11.20  -26.48                          -7.91(a)
Morgan Stanley Equity Growth Composite                          -10.46  -25.34    5.49   15.32   16.34
S&P 500 Index                                                    -6.70  -14.83    3.89   14.47   15.09
Average Large Growth Category (Morningstar)                     -15.75  -29.75    3.69   11.80   13.39
Lipper Large-Cap Growth Fund Average                            -16.10  -30.63    2.71   11.87   13.62

Principal Partners LargeCap Blend Fund, Inc. - Class A           -3.56                                   0.10(b)
Federated Capital Appreciation Composite                         -2.12   -8.13   12.98   18.08
S&P 500 Index                                                    -6.70  -14.83    3.89   14.47   15.09
Average Large Blend Category (Morningstar)                       -8.16  -15.07    3.00   12.08   13.17
Lipper Large-Cap Core Fund Average                               -8.63  -15.90    2.96   12.05   13.20

Principal Partners LargeCap Growth Fund, Inc. - Class A         -21.47  -32.21                         -37.64(c)
Duncan-Hurst Large-Cap Growth Equity Composite                  -21.32  -32.03   18.49   23.35
S&P 500 Index                                                    -6.70  -14.83    3.89   14.47   15.09
Russell 1000 Growth Index                                       -14.24  -36.18    0.68   11.98   13.74
Average Large Growth Category (Morningstar)                     -15.75  -29.75    3.69   11.80   13.39
Lipper Large-Cap Growth Fund Average                            -16.10  -30.63    2.71   11.87   13.62

Principal Partners LargeCap Value Fund, Inc. - Class A            3.97                                   7.50(b)
Sanford C. Bernstein Diversified Value Composite                  4.20   28.20
Russell 1000 Value Index                                         -1.26   10.33    5.35   14.94
Average Large Value Category (Morningstar)                       -0.89    7.95    4.34   12.07   13.57
Lipper Large-Cap Value Fund Average                              -2.87    3.81    4.25   12.08   13.72

Principal Partners MidCap Growth Fund, Inc. - Class A           -15.53  -31.26                         -32.24(c)
Turner Investment Partners Midcap Growth Composite              -16.23  -31.46   22.31
Russell Midcap Growth Index                                     -12.98  -31.52    6.97   12.28   14.24
Average Mid-Cap Growth Category (Morningstar)                   -12.95  -24.77    9.30   10.96   13.80
Lipper Mid-Cap Growth Fund Average                              -12.58  -25.44   10.41   11.75   15.06

Principal Partners SmallCap Growth Fund, Inc. - Class A         -15.42                                 -11.70(b)
Berger Small Cap Growth Composite                               -16.08  -35.90   12.14   12.33
Russell 2000 Growth Index                                         0.14  -23.26    2.18    4.78   10.23
Average Small Growth Category (Morningstar)                      -3.27  -16.05   10.49   10.20   14.32
Lipper Small-Cap Growth Fund Average                             -4.55  -18.61   11.31   10.66   14.88

(a)  SEC effective date November 1, 1999.
(b)  SEC effective date December 22, 2000.
(c)  SEC effective date March 1, 2000.


PERFORMANCE RESULTS - DOMESTIC GROWTH FUNDS

                                                         Annual Performance
                                                        (year ended December 31)

                                                         2000    1999    1998    1997   1996    1995    1994    1993    1992    1991
Principal Partners Equity Growth Fund, Inc. - Class A   12.24
Morgan Stanley Equity Growth Composite                 -11.00   39.42   21.11   31.40  31.23   45.03    3.18    4.32    5.99   25.54
S&P 500 Index                                           -9.11   21.04   28.58   33.36  22.96   37.58    1.32   10.08    7.62   30.47
Average Large Growth Category (Morningstar)            -14.09   39.72   33.56   25.00  18.95   32.27   -2.32   10.31    5.83   43.69
Lipper Large-Cap Growth Fund Average                   -16.22   30.91   23.57   25.12  19.70   31.61   -1.65   11.23    8.85   38.47

Principal Partners LargeCap Blend Fund, Inc. - Class A
Federated Capital Appreciation Composite               -51.02  111.60    8.08   30.06
S&P 500 Index                                           -9.11   21.04   28.58   33.36  22.96   37.58    1.32   10.08    7.62   30.47
Average Large Blend Category (Morningstar)              -6.97   19.72   21.95   27.43  20.37   31.99   -1.08   11.12    7.62   32.13
Lipper Large-Cap Core Fund Average                      -8.96   23.40   24.34   27.28  20.98   31.78   -1.21   11.55    7.47   32.16

Principal Partners LargeCap Growth Fund, Inc. - Class A
Duncan-Hurst Large-Cap Growth Equity Composite         -13.82   30.46   39.20   37.21  32.16
S&P 500 Index                                           -9.11   21.04   28.58   33.36  22.96   37.58    1.32   10.08    7.62   30.47
Russell 1000 Growth Index                              -22.42   33.16   38.71   30.49  23.12   37.19    2.66    2.90    5.00   41.16
Average Large Growth Category (Morningstar)            -14.09   39.72   33.56   25.00  18.95   32.27   -2.32   10.31    5.83   43.69
Lipper Large-Cap Growth Fund Average                   -16.22   30.91   23.57   25.12  19.70   31.61   -1.65   11.23    8.85   38.47

Principal Partners LargeCap Value Fund, Inc. - Class A
Sanford C. Bernstein Diversified Value Composite        13.80
Russell 1000 Value Index                                 7.02    7.35   15.63   35.18  21.64   38.35   -1.99   18.12   13.81   24.61
Average Large Value Category (Morningstar)               5.47    6.63   13.10   27.01  20.79   32.28   -0.81   13.25    9.89   28.51
Lipper Large-Cap Value Fund Average                      1.32   14.29   15.70   26.81  21.32   31.26   -0.89   12.24    8.87   29.73

Principal Partners MidCap Growth Fund, Inc. - Class A
Turner Investment Partners Midcap Growth Composite      -8.10  126.09   26.33   41.77
Russell Midcap Growth Index                            -11.74   51.29   17.86   22.54  17.48   33.98   -2.16   11.19    8.71   47.03
Average Mid-Cap Growth Category (Morningstar)           -6.90   63.90   17.51   17.05  16.99   34.79   -1.03   15.64    9.03   50.97
Lipper Mid-Cap Growth Fund Average                      10.01   78.68   12.41   13.41  15.34   37.15    0.59   17.56    9.77   56.63

Principal Partners SmallCap Growth Fund, Inc. - Class A
Berger Small Cap Growth Composite                       -8.15  104.16    3.15   16.18  16.78   33.80   13.73
Russell 2000 Growth Index                              -22.43   43.09    1.23   12.95  11.26   31.04   -2.43   13.36    7.77   51.19
Average Small Growth Category (Morningstar)             -5.71   61.45    4.49   18.19  19.99   35.44   -0.28   16.70   11.99   53.64
Lipper Small-Cap Growth Fund Average                    -4.95   60.01    5.60   16.74  17.66   34.75   -0.25   17.58   11.14   53.33

(a)  SEC effective date November 1, 1999.
(b)  SEC effective date December 22, 2000.
(c)  SEC effective date March 1, 2000.


PERFORMANCE RESULTS - DOMESTIC GROWTH FUNDS

                                                                    Average Annual Performance
                                                                   (through June 30, 2001)
                                                                                                         Since
                                                                 YTD    1 YR     3 YR    5 YR   10 YR  Inception
Principal Real Estate Fund, Inc. - Class A                        5.82   20.25    6.49                   3.52(a)
PCREI Real Estate Composite                                       6.31   21.54    8.04
Morgan Stanley REIT Index                                        10.39   23.54    5.36   10.95
Average Specialty - Real Estate Category (Morningstar)            8.19   20.79    4.54   10.58   10.42
Lipper Real Estate Fund Average                                   7.71   20.45    4.84   10.51   10.71

Principal SmallCap Fund, Inc. - Class A                           8.97  -13.93    7.84                   6.97(a)
Invista Small Company Blend Composite                             9.47  -13.21    8.08
Russell 2000 Index                                                6.97    0.68    5.32    9.62   13.49
Average Small Blend Category (Morningstar)                        8.60   13.54    8.46   12.55   14.54
Lipper Small-Cap Core Fund Average                                8.16    8.25    8.17   12.50   13.59

Principal Utilities Fund, Inc. - Class A                        -10.65    5.03    8.12   11.82          10.55(b)
Invista Utilities Equity Composite                              -10.34    5.47    8.20   11.86
S&P 500 Index                                                    -6.70  -14.83    3.89   14.47   15.09
Dow Jones Utilities w/Income Index                              -11.42   20.86   10.94   14.89
Average Specialty - Utilities Category (Morningstar)             -9.81   -4.52    6.60   11.86   12.01
Lipper Utility Fund Average                                      -9.67   -3.30    6.79   12.05   12.17

(a)  SEC effective date January 1, 1998.
(b)  SEC effective date December 16, 1992.



PERFORMANCE RESULTS - DOMESTIC GROWTH FUNDS

                                                                             Annual Performance
                                                                          (year ended December 31)

                                                        2000    1999    1998    1997    1996    1995    1994    1993    1992    1991
Principal Real Estate Fund, Inc. - Class A             29.65   -4.76  -13.62
PCREI Real Estate Composite                            31.15   -3.01  -10.20   19.83
Morgan Stanley REIT Index                              26.81   -4.55  -16.90   18.58   35.89   12.90
Average Specialty - Real Estate Category (Morningstar) 25.83   -2.85  -15.97   23.14   32.37   14.82    0.17   21.10   16.00   30.12
Lipper Real Estate Fund Average                        25.62   -3.35  -15.79   23.05   31.68   15.17   -0.62   21.11   15.87   29.59

Principal SmallCap Fund, Inc. - Class A               -14.03   43.22   -5.68
Invista Small Company Blend Composite                  19.86   12.50  -11.27   15.89
Russell 2000 Index                                     -3.02   21.26   -2.55   22.36   16.50   28.45   -1.82   18.88   18.41   46.04
Average Small Blend Category (Morningstar)             12.84   18.18   -3.64   26.12   19.66   25.51   -0.97   16.65   14.39   39.57
Lipper Small-Cap Core Fund Average                      5.07   35.10    0.23   21.30   19.82   31.07   -0.58   16.87   13.00   51.50

Principal Utilities Fund, Inc. - Class A               18.23    2.25   22.50   29.58    4.56   33.87  -11.09    8.42
Invista Utilities Equity Composite                     18.43   10.05   13.92   17.65   14.91   17.87
S&P 500 Index                                          -9.11   21.04   28.58   33.36   22.96   37.58    1.32   10.08    7.62   30.47
Dow Jones Utilities w/Income Index                     51.07   -5.73   18.76   23.11    9.08   32.26  -15.46    9.57
Average Specialty - Utilities Category (Morningstar)    7.15   16.34   19.35   25.83   11.39   27.10   -8.78   15.48    9.65   20.11
Lipper Utility Fund Average                             7.86   16.68   19.15   25.82   11.08   27.53   -8.79   14.53    9.81   20.58

(a)  SEC effective date January 1, 1998.
(b)  SEC effective date December 16, 1992.



PERFORMANCE RESULTS - INTERNATIONAL GROWTH FUNDS

                                                                    Average Annual Performance
                                                                   (through June 30, 2001)
                                                                                                        Since
                                                               YTD    1 YR     3 YR    5 YR   10 YR  Inception
Principal European Equity Fund, Inc. - Class A                  -19.47  -26.94                        -25.41(a)
BT European Composite                                           -19.84  -27.78   -2.80   11.47
MSCI Europe (15) Index-ND                                        -17.54  -22.05   -3.82    9.64  11.56
Average Europe Stock Category (Morningstar)                     -17.79  -24.04   -2.34    7.56  10.43
Lipper European Region Fund Average                             -18.03  -24.17   -2.31    8.02  10.66

Principal International Emerging Markets Fund, Inc. -
Class A                                                          -1.12  -26.10    2.73                 -3.66(b)
Invista International Emerging Markets Equity Composite          -0.46  -24.78    2.09    1.09
MSCI - Emerging Markets Free-ID                                  -1.78  -25.92    1.43   -6.42   4.81
Average Diversified Emerging Markets Category (Morningstar)      -1.05  -25.09    0.72   -4.84   0.86
Lipper Emerging Markets Fund Average                             -0.45  -24.27    1.10   -4.73   1.05

Principal International Fund, Inc. - Class A                    -18.27  -26.38   -3.73    4.91   9.18   8.02(c)
Invista International Equity Composite                          -18.15  -25.56   -2.36    5.91  10.57
MSCI EAFE (Europe, Australia, Far East) Index-ND                -14.87  -23.84   -1.34    2.83   6.34
Average Foreign Stock Category (Morningstar)                    -14.23  -24.40    0.34    4.68   7.80
Lipper International Fund Average                               -14.25  -24.02   -0.05    4.61   8.04

Principal International SmallCap Fund, Inc. - Class A           -13.97  -24.46    7.71                 12.13(b)
Invista International Small Cap Equity Composite                -13.12  -22.36    9.37   17.03
Salomon Smith Barney DISC Less Than $2 Billion Index            -4.07  -14.42    1.13   -0.89   3.91
Average Foreign Stock Category (Morningstar)                    -14.23  -24.40    0.34    4.68   7.80
Lipper International Small-Cap Fund Average                     -13.42  -26.58    6.17   10.49  10.04

Principal Pacific Basin Fund, Inc. - Class A                     -8.74  -32.24                        -27.43(a)
BT Pacific Basin Composite                                       -7.52  -31.45   17.09
MSCI Pacific Free Index-ND                                       -8.18  -27.48    5.27   -6.21   0.22
Average Diversified Pacific/Asia Stock Category (Morningstar)    -8.46  -31.71    8.07   -5.43   3.92
Lipper Pacific Region Fund Average                               -8.60  -30.35    8.62   -4.96   3.83

(a)  SEC effective date May 1, 2000.
(b)  SEC effective date August 29, 1997.
(c)  SEC effective date May 12, 1981.



PERFORMANCE RESULTS - INTERNATIONAL GROWTH FUNDS

                                                                     Annual Performance
                                                                  (year ended December 31)

                                                          2000   1999    1998    1997    1996    1995   1994    1993    1992    1991
Principal European Equity Fund, Inc. - Class A
BT European Composite                                   -15.51  33.95   30.86   26.33   41.31    9.36   8.49   43.12
MSCI Europe (15) Index-ND                                -8.39  15.89   28.53   23.80   21.09   21.62   2.28   29.28   -4.71   13.11
Average Europe Stock Category (Morningstar)              -6.58  26.11   21.56   18.42   24.99   16.26   2.52   28.15   -6.82    7.47
Lipper European Region Fund Average                      -6.19  26.24   23.19   18.01   25.07   17.14   1.60   27.96   -4.85    8.09

Principal International Emerging Markets Fund, Inc. -
Class A                                                 -28.63  67.20  -17.42
Invista International Emerging Markets Equity Composite -28.63  63.25  -17.59   11.38   25.57    7.46
MSCI - Emerging Markets Free-ID                         -30.61  58.89  -35.11   31.64   22.21  -12.83   0.64   53.92   13.41  149.65
Average Diversified Emerging Markets Category
  (Morningstar)                                         -31.11  71.86  -27.03   -3.68   13.35   -3.45  -9.27   73.26    0.26   18.10
Lipper Emerging Markets Fund Average                    -30.59  69.70  -27.58   -1.72   12.32   -2.63 -12.35   71.62   -0.04    6.76

Principal International Fund, Inc. - Class A             -8.64  25.82    8.48   12.22   23.76   11.56  -5.26   46.34    0.81   15.25
Invista International Equity Composite                   -7.57  25.78   10.47   12.43   24.54   14.07  -2.39   44.83
MSCI EAFE (Europe, Australia, Far East) Index-ND        -14.17  26.96   20.00    1.78    6.05   11.21   7.78   32.56  -12.17   12.13
Average Foreign Stock Category (Morningstar)            -15.66  44.49   13.00    5.43   12.39    9.82  -0.40   36.71   -4.54   13.07
Lipper International Fund Average                       -15.60  42.16   12.77    6.08   12.27    9.67  -1.00   36.49   -4.47   12.97

Principal International SmallCap Fund, Inc. - Class A   -13.28  84.72   14.40
Invista International Small Cap Equity Composite        -11.70  86.79   13.24   15.62   40.53    3.61
Salomon Smith Barney DISC Less Than $2 Billion Index    -8.34   25.25    5.92  -16.82    8.79    5.41   7.07   35.26  -13.02    8.08
Average Foreign Stock Category (Morningstar)            -15.66  44.49   13.00    5.43   12.39    9.82  -0.40   36.71   -4.54   13.07
Lipper International Small-Cap Fund Average             -14.82  79.83   13.95    2.96   18.74    7.69  -5.49   43.98   -4.09   11.69

Principal Pacific Basin Fund, Inc. - Class A
BT Pacific Basin Composite                              -31.01 132.40    7.35  -27.91
MSCI Pacific Free Index-ND                              -25.78  56.65    2.72  -25.87   -8.30    2.95  12.76   36.21  -18.56   11.46
Average Diversified Pacific/Asia Stock Category
  (Morningstar)                                         -35.75  92.50   -5.91  -27.90    4.02    2.39  -5.49   59.02   -3.03   15.05
Lipper Pacific Region Fund Average                      -34.24  90.74   -5.94  -26.89    3.58    3.92  -5.56   60.50   -2.85   14.37

(a)  SEC effective date May 1, 2000.
(b)  SEC effective date August 29, 1997.
(c)  SEC effective date May 12, 1981.


PERFORMANCE RESULTS - INCOME FUNDS

                                                                    Average Annual Performance
                                                                   (through June 30, 2001)
                                                                                                         Since
                                                                 YTD    1 YR     3 YR    5 YR   10 YR  Inception
Principal Bond Fund, Inc. - Class A                               4.22   11.55    3.81    6.42    7.67   8.30(a)
PCII Multi Sector Fixed Income Composite                          4.07   12.12    6.38    7.71    8.31
Lehman Brothers Aggregate Bond Index                              3.62   11.23    6.25    7.47    7.86
Average Intermediate-Term Bond Category (Morningstar)             3.39    9.99    5.01    6.48    7.47
Lipper Corporate Debt BBB Rated Fund Average                      3.73    9.61    4.12    6.42    8.14

Principal Government Securities Income Fund, Inc. - Class A       3.17   10.16    5.81    7.23    7.50   8.66(b)
PCII Mortgage Backed Securities Composite                         3.36   10.86    6.09    7.51    7.63
Lehman Brothers GNMA Index                                        4.02   11.01    6.81    7.71    7.81
Average Intermediate Government Category (Morningstar)            2.63    9.72    5.30    6.41    6.93
Lipper GNMA Fund Average                                          3.38    9.98    5.73    6.78    7.08

Principal High Yield Fund, Inc. - Class A                         0.39   -4.28   -3.30    2.41    6.28   5.85(a)
PCII High Yield Fixed Income Composite                            1.52    3.14    2.64    6.26    8.49
Lehman Brothers High Yield Composite Bond Index                   3.93   -0.96   -0.79    4.37    8.73
Average High Yield Bond Category (Morningstar)                    1.42   -5.40   -2.87    2.71    7.74
Lipper High Current Yield Fund Average                            1.65   -5.33   -2.77    3.00    7.88

Principal Limited Term Bond Fund, Inc. - Class A                  3.80    9.68    5.66    6.15           5.86(c)
PCII Limited Term Fixed Income Composite                          4.27   10.26    5.92    6.31
Lehman Brothers Mutual Fund 1-5 Gov't/Credit Index                4.31   10.27    6.54    6.79    6.88
Average Short-Term Bond Category (Morningstar)                    3.91    9.11    5.74    6.04    6.46
Lipper Short-Intermediate Investment Grade Debt Index             3.64    9.18    5.56    6.11    6.59

Principal Tax-Exempt Bond Fund, Inc. - Class A                    3.67    8.71    3.63    5.54    6.55   7.01(d)
PCII Municipal Fixed Income Composite                             3.96    9.11    3.75    5.61    6.58
Lehman Brothers Municipal Bond Index                              2.88    9.98    5.28    6.54    7.15
Average Muni National Long Category (Morningstar)                 2.55    8.98    3.43    5.35    6.48
Lipper General Municipal Debt Fund Average                        2.41    9.23    3.75    5.44    6.50

(a)  SEC effective date December 18, 1987.
(b)  SEC effective date May 12, 1985.
(c)  SEC effective date February 29, 1996.
(d)  SEC effective date March 20, 1986.



PERFORMANCE RESULTS - INCOME FUNDS

                                                                        Annual Performance
                                                                       (year ended December 31)

                                                        2000    1999    1998    1997    1996    1995    1994    1993    1992    1991
Principal Bond Fund, Inc. - Class A                     7.82   -3.04    7.14   10.96    2.27   22.28   -4.35   12.76    8.61   17.45
PCII Multi Sector Fixed Income Composite               12.00   -0.57    7.97   10.16    3.94   18.41   -2.05   10.67    8.25   15.89
Lehman Brothers Aggregate Bond Index                   11.63   -0.82    8.69    9.65    3.63   18.47   -2.92    9.75    7.40   16.00
Average Intermediate-Term Bond Category (Morningstar)   9.45   -1.22    7.42    8.76    3.30   17.35   -3.73   10.39    7.20   16.62
Lipper Corporate Debt BBB Rated Fund Average            7.99   -2.16    5.62   10.37    4.25   20.81   -5.45   13.91    8.91   18.79

Principal Government Securities Income Fund, Inc. -
  Class A                                              10.90    0.01    7.19    9.69    3.85   19.19   -4.89    9.16    6.13   16.83
PCII Mortgage Backed Securities Composite              11.08    0.22    7.62    9.97    3.90   19.10   -4.41
Lehman Brothers GNMA Index                             11.11    1.93    6.91    9.53    5.54   17.04   -1.50    6.59    7.42   16.04
Average Intermediate Government Category (Morningstar) 10.76   -1.44    7.45    8.45    2.80   16.42   -4.02    8.03    6.39   14.67
Lipper GNMA Fund Average                               10.41    0.08    6.46    8.84    3.73   16.58   -2.42    6.55    6.32   14.82

Principal High Yield Fund, Inc. - Class A              -6.96    0.97   -1.28    9.68   12.54   15.61   -0.66   12.10   13.09   28.74
PCII High Yield Fixed Income Composite                  2.96    3.66    2.63   11.32   11.05   15.94    0.87   12.67   13.63   28.19
Lehman Brothers High Yield Composite Bond Index        -5.86    2.39    1.87   12.76   11.35   19.17   -1.03   17.12   15.75   46.19
Average High Yield Bond Category (Morningstar)         -9.12    4.32   -0.39   13.12   13.82   16.56   -3.58   19.12   17.49   37.01
Lipper High Current Yield Fund Average                 -8.38    4.42   -0.69   12.86   13.69   16.45   -3.72   18.83   17.35   36.47

Principal Limited Term Bond Fund, Inc. - Class A        8.67    0.96    6.70    6.74    4.85
PCII Limited Term Fixed Income Composite                8.81    1.05    6.79    6.64    4.85
Lehman Brothers Mutual Fund 1-5 Gov't/Credit Index      8.91    2.09    7.63    7.13    4.67   12.88   -0.72    7.10    6.83   13.17
Average Short-Term Bond Category (Morningstar)          8.14    2.12    6.28    6.51    4.35   11.48   -0.86    6.86    6.15   13.43
Lipper Short-Intermediate Investment Grade Debt Index   8.27    0.70    6.33    6.63    4.10   13.13   -2.36    8.12    6.66   13.86

Principal Tax-Exempt Bond Fund, Inc. - Class A          7.96   -3.17    5.08    9.19    4.60   20.72   -9.44   12.44    9.62   12.07
PCII Municipal Fixed Income Composite                   8.02   -3.18    5.10    9.19    4.59   20.71   -9.45   12.46    9.62   12.08
Lehman Brothers Municipal Bond Index                   11.68   -2.06    6.48    9.20    4.43   17.46   -5.17   12.28    8.82   12.15
Average Muni National Long Category (Morningstar)      10.17   -4.86    5.31    9.27    3.31   17.14   -6.61   12.29    8.77   11.98
Lipper General Municipal Debt Fund Average             10.83   -4.68    5.26    9.11    3.27   16.92   -6.60   12.48    8.90   12.12

(a)  SEC effective date December 18, 1987.
(b)  SEC effective date May 12, 1985.
(c)  SEC effective date February 29, 1996.
(d)  SEC effective date March 20, 1986.

    IMPORTANT NOTES TO THE APPENDIX

    Dow Jones Utility Index with Income is a price-weighted average of 15 utility companies that are listed on the New York Stock Exchange and are involved in the production of electrical energy.

    Lehman Brothers Aggregate Bond Index represents securities that are U.S. domestic, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis.

    Lehman Brothers GNMA Index is an unmanaged index of 15- and 30-year fixed-rate securities backed by mortgage pools of the Government National Mortgage Association (GNMA) and Graduated Payment Mortgages (GPMs) with at least $100 million outstanding and one year or more to maturity.

    Lehman Brothers High Yield Composite Bond Index is an unmanaged index of all publicly issued fixed, dollar-denominated, SEC-registered corporate debt rated Ba1 or lower with at least $100 million outstanding and one year or more to maturity.

    Lehman Brothers Mutual Fund 1-5 Government/Credit Index is composed of treasury notes, agencies, and credits rated BBB or better, and with maturities of 1 year or greater and 5 years or less. It is a rolling mix of issues, as new issues are added and issues becoming less than 1 year to maturity are deleted.

    Lehman Brothers Municipal Bond Index is an unmanaged index of investment-grade, tax-exempt bonds which have been issued within the last five years and at least one year or more to maturity. This index is classified into four main sectors: General Obligation, Revenue, Insured and Prerefunded.

    Morgan Stanley Capital International (MSCI) EAFE (Europe, Australia, Far
    East) Index is a stock index designed to measure the investment returns of developed economies outside of North America.

    Morgan Stanley Capital International (MSCI) EMF (Emerging Markets Free) is capitalization weighted and consists of stocks from 26 countries. These countries include: Argentina, Brazil, Chile, China Free, Columbia, Czech Republic, Greece, Hungary, India, Indonesia Free, Israel, Jordan, Korea at 50%, Malaysia Free, Mexico Free, Pakistan, Peru, Philippines Free, Poland, Portugal, South Africa, Sri Lanka, Taiwan at 50%, Thailand Free, Turkey and Venezuela.

    Morgan Stanley Capital International (MSCI) Europe (15) Index is a capitalization-weighted index. The index is designed to track the broader MSCI EMU Benchmark containing stocks in ten EMU member countries.

    Morgan Stanley Capital International Pacific Free Index is a market capitalization-weighted index representing all of the Morgan Stanley Capital International developed markets in the Pacific. It comprises six of the twenty-two countries that are included in the Morgan Stanley Capital International World. This index is created by aggregating the six different country indexes, all of which are created separately. This index is calculated with gross dividends reinvested. The countries represented by this index are: Australia, Hong Kong, Japan, Malaysia, New Zealand and Singapore. The "Free" aspect indicates that this index includes only securities that are allowed to be purchased by global investors.

    Morgan Stanley REIT Index is a total-return index comprised of the most actively traded real estate investment trusts, and is designed to be a measure of real estate equity performance.

    Russell 1000 Growth Index is an index that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

    Russell 1000 Value Index is an index that measures the performance of those Russell 1000 companies with lower price to book ratios and lower forecasted growth values.

    Russell 2000 Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.

    Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. As of the latest reconstitution, the average market capitalization was approximately $580 million; the median market capitalization was approximately $466 million. The largest company in the index had an approximate market capitalization of $1.5 billion.

    Russell Midcap Growth Index measures the performance of those Russell MidCap companies with lower price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000 Value index.

    S&P 500 Index is a market capitalization-weighted index of 500 widely held stocks often used as a proxy for the stock market. It measures the movement of the largest issues. Standard & Poor's chooses the member companies for the 500 based on market size, liquidity and industry group representation. Included are the stocks of industrial, financial, utility and transportation companies.

    S&P/BARRA 500 Value Index is a market capitalization-weighted index of the stocks in the S&P 500 Index having the highest book to price ratios. The index consists of approximately half of the S&P 500 on a market capitalization basis.

    S&P MidCap 400 Index includes approximately 10% of the capitalization of U.S. equity securities. These are comprised of stocks in the middle capitalization range. Any mid-sized stocks already included in the S&P 500 are excluded from this index.

    Salomon Smith Barney DISC Index consists of companies that are generally larger than those in Salomon Smith Barney's standard small-cap indices. It contains a full complement of region, country, sector and industry indices.


                             PRINCIPAL MUTUAL FUNDS




DOMESTIC GROWTH-ORIENTED FUNDS

Principal Balanced Fund, Inc.
Principal Blue Chip Fund, Inc.
Principal Capital Value Fund, Inc.
Principal Growth Fund, Inc.
Principal LargeCap Stock Index Fund, Inc.
Principal MidCap Fund, Inc.
Principal Partners Equity Growth Fund, Inc.
   (formerly Principal Partners Aggressive Growth Fund, Inc.)
Principal Partners LargeCap Blend Fund, Inc.
Principal Partners LargeCap Growth Fund, Inc.
Principal Partners LargeCap Value Fund, Inc.
Principal Partners MidCap Growth Fund, Inc.
Principal Partners SmallCap Growth Fund, Inc.
Principal Real Estate Fund, Inc.
Principal SmallCap Fund, Inc.
Principal Utilities Fund, Inc.

INTERNATIONAL GROWTH-ORIENTED FUNDS

Principal European Equity Fund, Inc.
Principal International Emerging Markets Fund, Inc.
Principal International Fund, Inc.
Principal International SmallCap Fund, Inc.
Principal Pacific Basin Fund, Inc.

INCOME-ORIENTED FUNDS

Principal Bond Fund, Inc.
Principal Government Securities Income Fund, Inc.
Principal High Yield Fund, Inc.
Principal Limited Term Bond Fund, Inc.
Principal Tax-Exempt Bond Fund, Inc.

MONEY MARKET FUND

Principal Cash Management Fund, Inc.



This Prospectus describes mutual funds organized by Principal Life Insurance Company ("Principal Life"). The Funds provide a choice of investment objectives through Domestic Growth-Oriented Funds, International Growth-Oriented Funds, Income-Oriented Funds and a Money Market Fund.





                  The date of this Prospectus is March 1, 2001.





Neither the Securities and Exchange Commission nor any State Securities Commission has approved or disapproved of these securities or determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

                                                           TABLE OF CONTENTS

Fund Descriptions................................................4
   Domestic Growth-Oriented Funds................................6
     Balanced Fund...............................................6
     Blue Chip Fund..............................................8
     Capital Value Fund.........................................10
     Growth Fund ...............................................12
     LargeCap Stock Index Fund..................................14
     MidCap Fund................................................16
     Partners Equity Growth Fund................................18
     Partners LargeCap Blend Fund...............................20
     Partners LargeCap Growth Fund..............................20
     Partners LargeCap Value Fund...............................20
     Partners MidCap Growth Fund................................22
     Partners SmallCap Growth Fund..............................20
     Real Estate Fund...........................................24
     SmallCap Fund..............................................26
     Utilities Fund.............................................28

   International Growth-Oriented Funds..........................30
     European Equity Fund.......................................30
     International Emerging Markets Fund........................32
     International Fund.........................................34
     International SmallCap Fund................................36
     Pacific Basin Fund.........................................38

   Income Funds.................................................40
     Bond Fund..................................................40
     Government Securities Income Fund..........................42
     High Yield Fund............................................44
     Limited Term Bond Fund.....................................46
     Tax-Exempt Bond Fund.......................................48

   Money Market Fund............................................50
     Cash Management Fund.......................................50

The Costs of Investing..........................................52

Certain Investment Strategies and Related Risks.................59

Management, Organization and Capital Structure..................64

Pricing of Fund Shares..........................................66

Dividends and Distributions.....................................67

How To Buy Shares...............................................68

How To Redeem (Sell) Shares.....................................70

How To Exchange Shares Among Principal Mutual Funds.............72

General Information about a Fund Account........................74

Financial Highlights............................................76

Appendix.......................................................103


FUND DESCRIPTIONS.

The Principal Mutual Funds have four categories of funds: domestic growth-oriented funds, international growth-oriented funds, income-oriented funds and a money market fund. Principal Management Corporation*, the "Manager" of each of the Funds, has selected a Sub-Advisor for certain Funds based on the Sub-Advisor's experience with the investment strategy for which it was selected. The Manager seeks to provide a wide range of investment approaches through the Principal Mutual Funds.

     Fund                                                     Sub-Advisor
     Balanced (equity securities portion), Blue Chip,         Invista Capital Management, LLC ("Invista")*
     Capital Value, Growth, International, International
     Emerging Markets, International SmallCap,
     LargeCap Stock Index, MidCap, SmallCap and
     Utilities

     Balanced (fixed-income portion), Government              Principal Capital Income Investors, LLC ("PCII")*
     Securities Income and Limited Term Bond

     European Equity and Pacific Basin                        BT Funds Management (International) Limited ("BT")*

     Partners Equity Growth                                   Morgan Stanley Asset Management ("Morgan Stanley")

     Partners LargeCap Blend                                  Federated Management Corporation ("Federated")

     Partners LargeCap Growth                                 Duncan-Hurst Capital Management Inc. ("Duncan-Hurst")

     Partners LargeCap Value                                  Alliance Capital Management L.P. through its Bernstein
                                                                Investment Research and Management unit ("Bernstein")

     Partners MidCap Growth                                   Turner Investment Partners, Inc. ("Turner")

     Partners SmallCap Growth                                 Berger LLC ("Berger")

* Principal Management Corporation, Invista, BT and PCII are members of the Principal Financial Group.

Three  classes  of each  of  these  Funds  shares  are  available  through  this
Prospectus:
o Class A shares are generally sold with a sales charge that is a variable percentage based on the amount of the purchase;
o Class B shares are not subject to a sales charge at the time of purchase but are subject to a contingent deferred sales charge ("CDSC") on shares redeemed within six years of purchase; and
o Class C shares are sold without a sales charge at the time of purchase but are subject to a CDSC on shares redeemed within one year of purchase.

In the description for each Fund, you will find important  information about the
Fund's:

Primary investment strategy
This section summarizes how the Fund intends to achieve its investment objective. It identifies the Fund's primary investment strategy (including the type or types of securities in which the Fund invests) and any policy to concentrate in securities of issuers in a particular industry or group of industries.

Annual operating expenses
Annual operating expenses for each Fund are deducted from Fund assets (stated as a percentage of Fund assets) and are shown as of the end of the most recent fiscal year (estimates of expenses are shown for Funds which have not completed a fiscal year of operation). Examples are provided which are intended to help you compare the cost of investing in a particular fund with the cost of investing in other mutual funds. The examples assume you invest $10,000 in a Fund for the time periods indicated. The examples also assume that your investment has a 5% return each year and that the Fund's operating expenses are the same as the most recent fiscal year expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be as shown.

Fund Performance

As certain Funds have been operating only for a limited period of time no historical information is available for those Funds. If historical data is available, the Fund's description includes a set of tables and a bar chart.

The bar chart is included to provide you with an indication of the risks involved when you invest. The chart shows changes in the Fund's performance from year to year. The performance reflected in the chart does not include a sales charge, which would make the returns less than those shown. Fund shares are generally sold subject to a sales charge.

One of the tables compares the Fund's average annual returns with:

o a broad-based securities market index (An index measures the market price of a specific group of securities in a particular market of securities in a market sector. You cannot invest directly in an index. An index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.); and

o an average of mutual funds with a similar investment objective and management style. The averages used are prepared by independent statistical services.

The other table provides the highest and lowest quarterly rate of return for the Fund's Class A shares over a given period.

A Fund's past performance is not necessarily an indication of how the Fund will perform in the future.

You may call Principal Mutual Funds (1-800-247-4123) to get the current 7-day yield for the Cash Management Fund.

NOTE: Investments in these Funds are not deposits of a bank and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

          No salesperson, dealer or any other person is authorized to give information or make representations about a Fund other than those contained in this Prospectus. Information or representations from unauthorized parties may not be relied upon as having been made by a Fund, the Manager or any Sub-Advisor.

DOMESTIC GROWTH-ORIENTED FUND

PRINCIPAL BALANCED FUND, INC.
The Fund seeks to generate a total return consisting of current income and long-term growth of capital.

Main Strategies
The Fund seeks growth of capital and current income by investing primarily in common stocks and corporate bonds. It may also invest in other equity securities, government bonds and notes (obligations of the U.S. government or its agencies or instrumentalities) and cash. Though the percentages in each category are not fixed, common stocks generally represent 40% to 70% of the Fund's assets. The remainder of the Fund's assets is invested in bonds and cash.

Invista serves as Sub-Advisor for the portion of the Fund's portfolio that is invested in equity securities. In making its selection Invista looks for companies that have predictable earnings and which, based on growth prospects, it believes are undervalued in the marketplace. Invista buys stocks with the objective of long-term capital appreciation. From time to time, Invista purchases stocks with the expectation of price appreciation over the short-term. In response to changes in economic conditions, Invista may change the make-up of the portfolio and emphasize different market sectors by buying and selling the portfolio's stocks. The Fund may invest up to 25% of its assets in securities of foreign companies.

PCII serves as Sub-Advisor for the portion of the Fund's portfolio that is invested in fixed-income securities. Fixed-income securities are purchased to generate income and for capital appreciation purposes when PCII thinks that declining interest rates may increase market value. Deep discount bonds (those which sell at a substantial discount from their face amount) are also purchased to generate capital appreciation. The Fund may invest in bonds with speculative characteristics but does not intend to invest more than 5% of its assets in securities rated below BBB by Standard & Poor's Rating Service or Baa by Moody's Investors Service, Inc. Fixed-income securities that are not investment grade are commonly referred to as "junk bonds" or high yield securities. These securities offer a higher yield than other, higher rated securities, but they carry a greater degree of risk and are considered speculative by the major credit rating agencies.

Main Risks
The value of the stocks owned by the Fund changes on a daily basis. Stock prices reflect the activities of individual companies as well as general market and economic conditions. In the short-term, stock prices can fluctuate dramatically in response to these factors. Foreign stocks carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.

Fixed-income security values change daily. Their prices reflect changes in interest rates, market conditions and announcements of other economic, political or financial information. When interest rates fall, the price of a bond rises and when interest rates rise, the price declines.

Because the Fund invests in both stocks and bonds, the Fund may underperform stock funds when stocks are in favor and underperform bond funds when bonds are in favor. As with all mutual funds, as the value of the Fund's assets rise and fall, the Fund's share price changes. If the investor sells Fund shares when their value is less than the price the investor paid for them, the investor will lose money.

Investor Profile
The Fund is generally a suitable investment for investors seeking current income as well as long-term growth of capital.


The Fund's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Fund by showing changes in the Fund's Class A share performance from year to year.


                              Annual Total Returns

1991    31.72
1992    10.47
1993    9.01
1994    -3.38
1995    23.39
1996    13.00
1997    17.29
1998    11.20
1999    0.63
2000    -0.71

The year-to-date return as of December 31, 2000 for Class A shares is -0.71%, for Class B shares is -1.48% and for Class C shares is -3.29%.

The fund's highest/lowest quarterly returns during this time period were:

     Highest    11.34% (3-31-1991)
     Lowest     -6.53% (9-30-1999)


      Average annual total returns for the period ending December 31, 2000

This table shows how the Fund's average annual returns compare with those of a broad-based securities market index and an index of funds with similar investment objectives.

               Past One Past FivePast Ten
                 Year     Years   Years

     Class A    -5.43%    7.00%   10.25%
     Class B    -5.31     6.89     9.81*
     Class C    -4.23   -5.08**

                                              Past One Past FivePast Ten
                                                Year     Years   Years

 S&P 500 Stock Index                           -9.11%   18.31%   17.44%
 Lehman Brothers Government/Corporate Bond Index16.16    6.57     9.59
 Lehman Brothers Aggregate Bond Index(1)       11.63     6.45     7.95
 Lipper Balanced Fund Average                   1.52    11.52    12.28
 Morningstar Domestic Hybrid Category           2.06    10.90    11.82

* Period from December 9, 1994, date Class B shares first offered to the public, through December 31, 2000.
** Period from June 30, 1999, date Class C shares first offered to the public, through December 31, 2000.
(1) This index is now the benchmark against which the Fund measures its performance. The Manager and portfolio manager believe it better represents the universe of investment choices open to the Fund under its investment philosophy. The index formerly used is also shown.


                                    Examples

The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                          1 Year  3 Years  5 Years 10 Years
 ----------------------------------------------------------
      Class A              $603   $  873  $1,164    $1,990
      Class B               627      991   1,370     2,152
      Class C               456    1,080   1,826     3,792
   You would  pay the  following  expenses  if you did not  redeem  your shares:

      Class A               603      873   1,164     1,990
      Class B               215      664   1,139     2,152
      Class C               355    1,080   1,826     3,792

                            Fund Operating Expenses*

                                     Class A   Class B  Class C
     Management Fees................   0.58%    0.58%   0.58%
     12b-1 Fees.....................   0.25     0.92    1.00
     Other Expenses.................   0.49     0.62    1.94

       Total Fund Operating Expenses   1.32%    2.12%   3.52%

     * Total Fund Operating Expenses for   the year ended
       October 31, 2000.


DOMESTIC GROWTH-ORIENTED FUND

PRINCIPAL BLUE CHIP FUND, INC.
The Fund seeks to achieve growth of capital and growth of income by investing primarily in common stocks of well capitalized, established companies.

Main Strategies
The Fund invests primarily in common stocks of large, established companies. The Sub-Advisor, Invista, selects the companies it believes to have the potential for growth of capital, earnings and dividends. Under normal market conditions, the Fund invests at least 65% (and may invest up to 100%) of its assets in blue chip companies. Blue chip companies are easily identified by:
o    size (market capitalization of at least $1 billion)
o    easy access to credit
o    superior management structure
o    established history of earnings and dividends
o    good industry position

In addition, the large market of publicly held shares for these companies and their generally high trading volume results in a relatively high degree of liquidity for these stocks.

Invista may invest up to 35% of Fund assets in equity securities, other than common stocks, issued by blue chip companies and in equity securities of companies that do not fit the blue chip definition. It may also invest up to 5% of Fund assets in securities of unseasoned issuers, which are more speculative than blue chip company securities. While small, unseasoned companies may offer greater opportunities for capital growth than larger, more established companies, they also involve greater risks and should be considered speculative.

Up to 20% of Fund assets may be invested in foreign securities. The issuers of the foreign securities do not have to meet the criteria for blue chip companies. In addition, foreign securities carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.

Main Risks
The value of the stocks owned by the Fund changes on a daily basis. The current price reflects the activities of individual companies and general market and economic conditions. In the short term, stock prices can fluctuate dramatically in response to these factors. Because of these fluctuations, as with all mutual funds, the value of the Fund's assets may rise or fall. If you sell your shares when their value is less than the price you paid, you will lose money.

Investor Profile
The Fund is generally a suitable investment if you are seeking long-term growth and are willing to accept the risks of investing in common stocks but prefer investing in larger, established companies.


The Fund's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Fund by showing changes in the Fund's Class A share performance from year to year.


                              Annual Total Returns

1992    6.09
1993    2.62
1994    3.36
1995    33.19
1996    16.78
1997    26.25
1998    16.65
1999    11.96
2000    -10.89

The year-to-date return as of December 31, 2000 for Class A shares is -10.89%, for Class B shares is -11.55% and for Class C shares is -11.59%.

The fund's highest/lowest quarterly returns during this time period were:

     Highest    16.40% (6-30-1997)
     Lowest     -9.92% (9-30-1998)


      Average annual total returns for the period ending December 31, 2000

This table shows how the Fund's average annual returns compare with those of a broad-based securities market index and an index of funds with similar investment objectives.

               Past One Past FivePast Ten
                 Year     Years   Years

     Class A   -15.13%   10.30%   11.10%*
     Class B   -15.04    10.25    14.17**
     Class C   -12.46    -7.81***

                                     Past One Past FivePast Ten
                                       Year     Years   Years

 S&P 500 Stock Index                  -9.11%   18.31%   17.44%
 Lipper LargeCap Value Fund Average    1.32    15.74    15.81
 Lipper Large-Cap Core Fund Average(1)-8.96    16.82    16.14
 Morningstar LargeCap Blend Category  -6.97    15.96    15.66

* Period from March 1, 1991, date Class A shares first offered to the public, through December 31, 2000.
** Period from December 9, 1994, date Class B shares first offered to the public, through December 31, 2000. *** Period from June 30, 1999, date Class C shares first offered to the public, through December 31, 2000.
(1) This index is now the benchmark against which the Fund measures its performance. The Manager and portfolio manager believe it better represents the universe of investment choices open to the Fund under its investment philosophy. The index formerly used is also shown.


                                    Examples

The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                         1 Year  3 Years  5 Years 10 Years
 ---------------------------------------------------------
     Class A              $604    $876    $1,169   $2,000
     Class B               620     970     1,335    2,108
     Class C               380     853     1,454    3,080
  You would  pay the  following  expenses  if you did not  redeem  your shares:

     Class A               604     876     1,169    2,000
     Class B               208     643     1,103    2,108
     Class C               278     853     1,454    3,080


                            Fund Operating Expenses*

                                     Class A   Class B  Class C
     Management Fees................   0.43%    0.46%   0.00%
     12b-1 Fees.....................   0.25     0.90    1.00
     Other Expenses.................   0.51     0.58    0.93

       Total Fund Operating Expenses   1.19%    1.94%   1.93%

     * Total Fund Operating Expenses for the year ended October 31, 2000.


DOMESTIC GROWTH-ORIENTED FUND

PRINCIPAL CAPITAL VALUE FUND, INC.
The  Fund  seeks  to  achieve  primarily  long-term  capital   appreciation  and
secondarily growth of investment income through the purchase primarily of common stocks, but the Fund may invest in other securities.

Main Strategies
The Fund invests primarily in common stocks and other equity securities of large capitalization companies. Under normal market conditions, the Fund invests at least 65% of its assets in companies with a market capitalization of greater than $10 billion at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock. Up to 25% of Fund assets may be invested in foreign securities.

The Fund invests in stocks that, in the opinion of the Sub-Advisor, Invista, are undervalued in the marketplace at the time of purchase. This value orientation emphasizes buying stocks at less than their investment value and avoiding stocks whose price has been artificially built up. Value stocks are often characterized by below average price/earnings ratios (P/E) and above average dividend yields relative to their peers. The Fund's investments are selected primarily on the basis of fundamental security analysis, focusing on the company's financial stability, sales, earnings, dividend trends, return on equity and industry trends. The Fund often invests in stocks considered temporarily out of favor. Investors often overreact to bad news and do not respond quickly to good news. This results in undervalued stocks of the type held by the Fund.

Invista focuses its stock selections on established companies that it believes have a sustainable competitive advantage. Invista constructs a portfolio that is "benchmark aware" in that it is sensitive to the sector (companies with similar characteristics) and security weightings of its benchmark. However, the Fund is actively managed and prepared to over- and/or underweight sectors and industries differently from the benchmark.

Main Risks
Because it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. In response, the price of securities issued by such companies may decline. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

Foreign stocks carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.

In addition, the Fund is subject to the risk that its principal market segment, large capitalization value stocks, may underperform compared to other market segments or to the equity markets as a whole. The value of the Fund's securities may fluctuate on a daily basis. As with all mutual funds, as the value of the Fund's assets rise and fall, the Fund's share price changes. If the investor sells Fund shares when their value is less than the price the investor paid for them, the investor will lose money.

Investor Profile
The Fund is generally a suitable investment if you are seeking long-term growth and are willing to accept the risks of investing in common stocks but also prefer investing in companies that appear to be considered undervalued relative to similar companies.



The Fund's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Fund by showing changes in the Fund's Class A share performance from year to year.


                              Annual Total Returns

1991    37.21
1992    9.09
1993    7.56
1994    0.21
1995    31.90
1996    23.42
1997    28.69
1998    12.13
1999    -6.86
2000    -0.08

The year-to-date return as of December 31, 2000 for Class A shares is -0.08%, for Class B shares is -0.90% and for Class C shares is -2.65%.

The fund's highest/lowest quarterly returns during this time period were:

       Highest    17.94% (3-31-1991)
       Lowest    -12.45% (9-30-1999)


      Average annual total returns for the period ending December 31, 2000

This table shows how the Fund's average annual returns compare with those of a broad-based securities market index and an index of funds with similar investment objectives.

               Past One Past FivePast Ten
                 Year     Years   Years

     Class A    -4.82%    9.56%   12.88%
     Class B    -4.69     9.42    13.37*
     Class C    -3.59    -9.99**

                                     Past One Past FivePast Ten
                                       Year     Years   Years

 S&P 500 Stock Index                  -9.11%   18.31%   17.44%
 S&P 500 Barra Value Index             6.08    16.79    16.86
 Lipper LargeCap Value Fund Average    1.32    15.74    15.81
 Morningstar LargeCap Value Category   5.47    13.91    14.95

* Period from December 9, 1994, date Class B shares first offered to the public, through December 31, 2000.
** Period from June 30, 1999, date Class C shares first offered to the public, through December 31, 2000.

                                    Examples

The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                         1 Year  3 Years  5 Years 10 Years
     Class A              $566    $ 760   $  970   $1,575
     Class B               598      902    1,219    1,797
     Class C               460    1,091    1,845    3,827
  You would  pay the  following  expenses  if you did not  redeem  your shares:

     Class A               566      760      970    1,575
     Class B               185      573      985    1,797
     Class C               359    1,091    1,845    3,827


                            Fund Operating Expenses*

                                     Class A   Class B  Class C
     Management Fees................   0.53%    0.53%   0.53%
     12b-1 Fees.....................   0.17     0.88    1.00
     Other Expenses.................   0.24     0.41    2.03

       Total Fund Operating Expenses   0.94%    1.82%   3.56%

     * Total Fund Operating Expenses for the year ended October 31, 2000.


DOMESTIC GROWTH-ORIENTED FUND

PRINCIPAL GROWTH FUND, INC.
The Fund seeks to achieve growth of capital through the purchase primarily of common stocks, but the Fund may invest in other securities.

Main Strategies
The Fund invests primarily in common stocks and other equity securities of large capitalization companies with strong earnings growth potential. Under normal market conditions, the Fund invests at least 65% of its assets in companies with a market capitalization of greater than $10 billion at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock.

The Sub-Advisor, Invista, uses a bottom-up approach in its selection of individual securities that it believes have an above average potential for earnings growth. Selection is based on fundamental analysis of a company relative to other companies with the focus being on Invista's assessment of current and future sales growth and operating margins. Companies meeting these criteria typically have progressed beyond the development stage and are focused on growing the business. Up to 25% of Fund assets may be invested in foreign securities.

Invista places strong emphasis on companies it believes are guided by high quality management teams with a proven ability to execute. In addition, the Fund attempts to identify and emphasize those companies that are market leaders possessing the ability to control pricing and margins in their respective industries. Invista constructs a portfolio that is "benchmark aware" in that it is sensitive to the sector (companies with similar characteristics) and security weightings of its benchmark. However, the Fund is actively managed and prepared to over- and/or underweight sectors and industries differently from the benchmark.

Main Risks
Because it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. In response, the price of securities issued by such companies may decline. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

Foreign stocks carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.

In addition, the Fund is subject to the risk that its principal market segment, large capitalization growth stocks, may underperform compared to other market segments or to the equity markets as a whole. The securities purchased by the Fund present greater opportunities for growth because of high potential earnings growth, but may also involve greater risks than securities that do not have the same potential. The value of the Fund's securities may fluctuate on a daily basis. As with all mutual funds, as the value of the Fund's assets rise and fall, the Fund's share price changes. If the investor sells Fund shares when their value is less than the price the investor paid for them, the investor will lose money.

Investor Profile
The Fund is generally a suitable investment if you are seeking long-term growth. You must be willing to accept the risks of investing in common stocks that may have greater risks than stocks of companies with lower potential for earnings growth.



The Fund's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Fund by showing changes in the Fund's Class A share performance from year to year.


                              Annual Total Returns

1991    56.61
1992    10.16
1993    7.51
1994    3.21
1995    33.47
1996    12.23
1997    28.41
1998    20.37
1999    16.13
2000    -10.64

The year-to-date return as of December 31, 2000 for Class A shares is -10.64%, for Class B shares is -11.21% and for Class C shares is -11.70%.

The fund's highest/lowest quarterly returns during this time period were:

      Highest    24.39% (3-31-1991)
      Lowest    -17.08% (12-31-2000)


      Average annual total returns for the period ending December 31, 2000

This table shows how the Fund's average annual returns compare with those of a broad-based securities market index and an index of funds with similar investment objectives.

               Past One Past FivePast Ten
                 Year     Years   Years

     Class A   -14.89%   11.39%   15.92%
     Class B   -13.52    11.54    15.65*
     Class C   -12.27    -4.81**

                                     Past One Past FivePast Ten
                                       Year     Years   Years

 S&P 500 Stock Index                  -9.11%   18.31%   17.44%
 Lipper LargeCap Growth Fund Average -16.22    18.43    17.20
 Morningstar LargeCap Growth Category-14.09    18.10    17.13

* Period from December 9, 1994, date Class B shares first offered to the public, through December 31, 2000.
** Period from June 30, 1999, date Class C shares first offered to the public, through December 31, 2000.


                                    Examples

The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                         1 Year  3 Years  5 Years 10 Years
 ---------------------------------------------------------
     Class A              $580    $802    $1,042   $1,730
     Class B               601     911     1,234    1,873
     Class C               336     718     1,230    2,636
  You would  pay the  following  expenses  if you did not  redeem  your shares:
     Class A               580     802     1,042    1,730
     Class B               188     582     1,001    1,873
     Class C               233    718      1,230    2,636


                            Fund Operating Expenses*

                                     Class A   Class B  Class C
     Management Fees................   0.53%    0.53%   0.53%
     12b-1 Fees.....................   0.24     0.92    1.00
     Other Expenses.................   0.31     0.40    0.77

       Total Fund Operating Expenses   1.08%    1.85%   2.30%

     * Total Fund Operating Expenses for the year ended October 31, 2000.


DOMESTIC GROWTH-ORIENTED FUND

PRINCIPAL LARGECAP STOCK INDEX FUND, INC.
The Fund seeks to achieve long-term growth of capital.

Main Strategies
Under normal market conditions, the Fund invests at least 80% of its assets in common stocks of companies that compose the Standard & Poor's* ("S&P") 500 Index. The Sub-Advisor, Invista, will attempt to mirror the investment performance of the index by allocating the Fund's assets in approximately the same weightings as the S&P 500. Over the long-term, Invista seeks a correlation between performance of the Fund, before expenses, and that of the S&P 500. It is unlikely that a perfect correlation of 100% will be achieved.

The Fund is not managed according to traditional methods of "active" investment management. Active management would include buying and selling securities based on economic, financial and investment judgement. Instead, the Fund uses a passive investment approach. Rather than judging the merits of a particular stock in selecting investments, Invista focuses on tracking the S&P 500.

Main Risks
Because of the difficulty and expense of executing relatively small stock trades, the Fund may not always be invested in the less heavily weighted S&P 500 stocks. At times, the Fund's portfolio may be weighted differently from the S&P 500, particularly if the Fund has a small level of assets to invest. In addition, the Fund's ability to match the performance of the S&P 500 is affected to some degree by the size and timing of cash flows into and out of the Fund. The Fund is managed to attempt to minimize such effects.

Invista reserves the right to omit or remove any of the S&P 500 stocks from the Fund if it determines that the stock is not sufficiently liquid. In addition, a stock might be excluded or removed from the Fund if extraordinary events or financial conditions lead Invista to believe that it should not be a part of the Fund's assets.

While stocks have historically been a leading choice of long-term investors, they do fluctuate in price. The value of your investment in the Fund will go up and down which means that you could lose money. Because different types of stocks tend to shift in and out of favor depending on market and economic conditions, the Fund's performance may sometimes be lower or higher than that of other types of funds.

The Fund uses an indexing strategy. It does not attempt to manage market volatility, use defensive strategies or reduce the effect of any long-term periods of poor stock performance. The correlation between Fund and index performance may be affected by the Fund's expenses, changes in securities markets, changes in the composition of the index and the timing of purchases and sales of Fund shares. The Fund may invest in futures and options, which could carry additional risks such as losses due to unanticipated market price movements, and could also reduce the opportunity for gain.

Investor Profile
The Fund is generally a suitable investment if you are seeking long-term growth and are willing to accept the risks of investing in common stocks and prefer a passive rather than active management style.


* Standard & Poor's Corporation is not affiliated with the Principal LargeCap Stock Index Fund, Inc., Invista Capital Management LLC or Principal Life Insurance Company.



As the inception date of the Fund is March 1, 2000, only limited historical performance data is available.


      Average annual total returns for the period ending December 31, 2000

This table shows how the Fund's cumulative returns compare with those of a broad-based securities market index and an index of funds with similar investment objectives.

               Past One
                 Year

     Class A    -4.36%*
     Class B    -4.44*
     Class C    -3.67*

                                             Past One Past FivePast Ten
                                               Year     Years   Years

S&P 500 Stock Index                           -9.11%   18.31%   17.44%
Lipper S&P 500 Funds Average                  -9.57    17.82    16.99

* Period from March 1, 2000, date shares first offered to the public, through December 31, 2000.


                                    Examples

The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                         1 Year   3 Years  5 Years  10 Years
   ---------------------------------------------------------
      Class A              $332    $714    $1,120   $2,255
      Class B               375     841     1,357    2,552
      Class C               305    782      1,335    2,846
   You would  pay the  following  expenses  if you did not  redeem  your shares:
      Class A               332     714     1,120    2,255
      Class B               247     761     1,301    2,552
      Class C               254    782      1,335    2,846


                            Fund Operating Expenses*

                                     Class A   Class B  Class C
     Management Fees**..............   0.00%    0.00%    0.00%
     12b-1 Fees.....................   0.15     0.47     0.50
     Other Expenses.................   0.64     0.67     0.64

       Total Fund Operating Expenses   0.79%    1.14%    1.14%

     *    Total Fund Operating Expenses for the year ended October 31, 2000.

     ** The Manager has voluntarily agreed to waive a portion of its fee for the Fund. The Manager intends to continue the waiver and, if necessary, pay expenses normally payable by the Fund through the period ending February 28, 2002. The effect of the waiver is to reduce the Fund's annual operating expenses. The waiver will maintain a total level of operating expenses (expressed as a percent of average net assets attributable to a Class on an annualized basis) not to exceed:

                0.90% for Class A Shares
                1.25% for Class B Shares
                1.25% for Class C Shares



DOMESTIC GROWTH-ORIENTED FUND

PRINCIPAL MIDCAP FUND, INC.
The Fund seeks to achieve capital appreciation by investing primarily in securities of emerging and other growth-oriented companies.

Main Strategies
The Fund primarily invests in stocks of growth-oriented companies. Stocks that are chosen for the Fund by the Sub-Advisor, Invista, are thought to be responsive to changes in the marketplace and have the fundamental characteristics to support growth. The Fund may invest for any period in any industry, in any kind of growth-oriented company. Companies may range from the well-established and well-known to the new and unseasoned. While small, unseasoned companies may offer greater opportunities for capital growth than larger, more established companies, they also involve greater risks and should be considered speculative.

Under normal market conditions, the Fund invests at least 65% of its assets in securities of companies with market capitalizations in the $1 billion to $10 billion range. Market capitalization is defined as total current market value of a company's outstanding common stock.

The Fund may invest up to 20% of its assets in securities of foreign companies. Foreign stocks carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.

Main Risks
The value of the stocks owned by the Fund changes on a daily basis. The Fund's share price may fluctuate more than that of funds primarily invested in stocks of large companies. Mid-sized companies may pose greater risk due to narrow product lines, limited financial resources, less depth in management or a limited trading market for their stocks. In the short-term, stock prices can fluctuate dramatically in response to these factors. Because of these fluctuations, principal values and investment returns vary. As with all mutual funds, the value of the Fund's assets may rise or fall. If you sell your shares when their value is less than the price you paid, you will lose money.

Investor Profile
The Fund is generally a suitable investment if you are seeking long-term growth and are willing to accept the potential for short-term fluctuations in the value of your investments. It is designed for a portion of your investments and not designed for you if you are seeking income or conservation of capital.



The Fund's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Fund by showing changes in the Fund's Class A share performance from year to year.


                              Annual Total Returns


1991    52.83
1992    14.81
1993    12.29
1994    3.03
1995    34.20
1996    19.13
1997    22.94
1998    -0.23
1999    11.62
2000    15.36

The year-to-date return as of December 31, 2000 for Class A shares is 15.36%, for Class B shares is 14.88% and for Class C shares is 13.03%.

The fund's highest/lowest quarterly returns during this time period were:

    Highest    25.77% (3-31-1991)
    Lowest    -21.24% (9-30-1998)


      Average annual total returns for the period ending December 31, 2000

This table shows how the Fund's average annual returns compare with those of a broad-based securities market index and an index of funds with similar investment objectives.

               Past One Past FivePast Ten
                 Year     Years   Years

     Class A     9.88%   12.37%   17.18%
     Class B    11.70    12.66    16.96*
     Class C    12.25    12.92**

                                     Past One Past FivePast Ten
                                       Year     Years   Years

 S&P 400 MidCap Index                 17.51%   20.39%   19.84%
 Lipper MidCap Core Fund Average       7.10    16.02    17.08
 Morningstar MidCap Blend Category     3.37    14.45    15.76

* Period from December 9, 1994, date Class B shares first offered to the public, through December 31, 2000.
** Period from June 30, 1999, date Class C shares first offered to the public, through December 31, 2000.


                                    Examples

The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                           1 Year  3 Years  5 Years 10 Years
 -----------------------------------------------------------
       Class A              $589    $ 829   $1,088   $1,828

       Class B               578      843    1,117    1,746
       Class C               434    1,013    1,717    3,585
   You would  pay the  following  expenses  if you did not  redeem  your shares:

       Class A               589      829    1,088    1,828
       Class B               165      511      881    1,746
       Class C              332     1,013    1,717    3,585


                            Fund Operating Expenses*

                                     Class A   Class B  Class C
     Management Fees................   0.56%    0.56%   0.56%
     12b-1 Fees.....................   0.24     0.62    1.00
     Other Expenses.................   0.37     0.44    1.73

       Total Fund Operating Expenses   1.17%    1.62%   3.29%

     * Total Fund Operating Expenses for the year ended October 31, 2000.


DOMESTIC GROWTH-ORIENTED FUND

PRINCIPAL PARTNERS EQUITY GROWTH FUND, INC.
The Fund seeks to achieve long-term capital appreciation.


Main Strategies
The Fund seeks to maximize long-term capital appreciation by investing primarily in growth-oriented equity securities of U.S. and, to a limited extent, foreign companies that are listed on U.S. exchanges or traded in overseas markets. The Fund invests primarily in companies with market capitalizations of $10 billion or more that exhibit strong or accelerating earnings growth. The Sub-Advisor, Morgan Stanley, emphasizes individual security selection and may focus the Fund's holdings within the limits permissible for a diversified fund.


Morgan Stanley follows a flexible investment program in looking for companies with above average capital appreciation potential. Morgan Stanley focuses on companies with consistent or rising earnings growth records and compelling business strategies. Morgan Stanley continually and rigorously studies company developments, including business strategy, management focus and financial results to identify companies with earnings growth and business momentum. In addition, Morgan Stanley closely monitors analysts' expectations to identify issuers that have the potential for positive earnings surprises versus consensus expectations. Valuation is of secondary importance and is viewed in the context of prospects for sustainable earnings growth and the potential for positive earnings surprises in relation to consensus expectations.

The Fund has a long-term investment approach. However, Morgan Stanley considers selling securities of issuers that no longer meet its criteria. To the extent that the Fund engages in short-term trading, it may have increased transaction costs.


Main Risks
The value of the stocks owned by the Fund changes on a daily basis. Stock prices can fluctuate dramatically both in the long-term and short-term. The current price reflects the activities of individual companies and general market and economic conditions. Prices of equity securities tend to be more volatile than prices of fixed-income securities. The prices of equity securities rise and fall in response to a number of different factors. In particular, prices of equity securities respond to events that affect entire financial markets or industries (for example, changes in inflation or consumer demand) and to events that affect particular issuers (for example, news about the success or failure of a new product).


The Fund may invest up to 25% of its assets in securities of foreign companies. Foreign stocks carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.


At times, the Fund's market sector (large-capitalization growth-oriented equity securities) may underperform relative to other sectors. The Fund may purchase stocks of companies that may have greater risks than other stocks with lower potential for earnings growth.


As with all mutual funds, as the value of the Fund's assets rise and fall, the Fund's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.

Investor Profile
The Fund is generally a suitable investment if you are willing to accept the risks and uncertainties of investing in equity securities in the hope of earning superior returns.



The Fund's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Fund by showing changes in the Fund's Class A share performance from year to year.


                              Annual Total Returns


2000    -12/24

The year-to-date return as of December 31, 2000 for Class A shares is -12.24%, for Class B shares is -12.88% and for Class C shares is -12.88%.

The fund's highest/lowest quarterly returns during this time period were:

     Highest     9.65% (3-31-2000)
     Lowest    -15.27% (12-31-2000)


      Average annual total returns for the period ending December 31, 2000

This table shows how the Fund's cumulative returns compare with those of a broad-based securities market index and an index of funds with similar investment objectives.

               Past One Past Five
                 Year     Years

     Class A   -16.43%   -5.59%*
     Class B   -16.36    -5.61*
     Class C   -13.75    -2.24*

                                         Past One Past FivePast Ten
                                           Year     Years   Years

S&P 500 Stock Index                       -9.11%    18.31%  17.44%
Lipper  LargeCap Growth Fund Average     -16.22     18.43   17.20
Morningstar  LargeCap Growth Category    -14.09     18.10   17.13

* Period from November 1, 1999, date shares first offered to the public, through December 31, 2000.


                                    Examples

The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                          1 Year  3 Years  5 Years 10 Years
 ----------------------------------------------------------
      Class A              $667   $1,070  $1,497    $2,682

      Class B               674    1,133   1,610     2,944
      Class C               368      817   1,395     2,964
   You would  pay the  following  expenses  if you did not  redeem  your shares:

      Class A               667    1,070   1,497     2,682
      Class B               264      811   1,385     2,944
      Class C               266      817   1,395     2,964


                            Fund Operating Expenses*



                                     Class A   Class B  Class C
     Management Fees................   0.33%    0.45%   0.43%
     12b-1 Fees.....................   0.25     0.87    1.00
     Other Expenses.................   0.99     0.99    0.88

       Total Fund Operating Expenses   1.57%    2.31%   2.31%

     * Total Fund Operating Expenses for the year ended October 31, 2000.


DOMESTIC GROWTH-ORIENTED FUND

PRINCIPAL PARTNERS LARGECAP BLEND FUND, INC.

The Fund seeks long-term growth of capital.

Main Strategies
The Fund pursues its investment objective by investing primarily in equity securities of companies that offer superior growth prospects or of companies whose stock is undervalued. Under normal market conditions, the Fund invests at least 65% of its assets in companies with large market capitalizations. Market capitalization is defined as total current market value of a company's outstanding common stock.

In selecting  securities for investment,  the Sub-Advisor,  Federated Management
Corporation ("Federated"), looks at stocks with value and/or growth characteristics and will construct an investment portfolio that will have a "blend" of stocks with these characteristics. The value orientation emphasizes buying stocks at less than their intrinsic investment value and avoiding stocks whose price has been unjustifiably built up. The growth orientation emphasizes buying stocks of companies whose potential for growth of capital and earnings is expected to be above-average. Federated attempts to identify good long-term values through disciplined investing and careful fundamental research.

Using its own quantitative process, Federated rates the future performance potential of companies. Federated evaluates each company's earnings quality in light of its current valuation to narrow the list of attractive companies. Federated then evaluates product positioning, management quality and sustainability of current growth trends of those companies. Using this type of fundamental analysis, Federated selects the most promising companies for the Fund's portfolio.

Companies with similar characteristics may be grouped together in broad categories called sectors. In determining the amount to invest in a security, Federated limits the Fund's exposure to each business sector that comprises the S&P 500 Index. The Fund's allocation to a sector will not be less than 50% or more than 200% of the Index's allocation to that sector. The Fund may invest up to 25% of its assets in securities of foreign companies.

The Fund actively trades its portfolio securities in an attempt to achieve its investment objective. Active trading will cause the Fund to have an increased portfolio turnover rate which is likely to generate shorter-term gains (losses) for its shareholders, which are taxed at a higher rate than longer-term gains (losses). Actively trading portfolio securities increases the Fund's trading costs and may have an adverse impact on the Fund's performance.

Main Risks
Because it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. In response, the price of securities issued by such companies may decline. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund is also subject to sector risk which is the possibility that a certain sector may underperform other sectors or the market as a whole. As Federated allocates more of the Fund's portfolio holdings to a particular sector, the Fund's performance will be more susceptible to any economic, business or other developments that generally affect that sector.

Foreign stocks carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.

In addition, the Fund is subject to the risk that its principal market segment, large capitalization stocks, may underperform compared to other market segments or to the equity markets as a whole. Because certain of the securities purchased by the Fund present greater opportunities for growth, they may also involve greater risks than securities that do not have the same potential. The value of the Fund's equity securities may fluctuate on a daily basis. As with all mutual funds, as the value of the Fund's assets rise and fall, the Fund's share price changes. If you sell Fund shares when their value is less than the price you paid for them, you will lose money.

Investor Profile
The Fund is generally a suitable investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks, but who prefer investing in larger, established companies.




As the inception date of the Fund is December, 2000, historical performance data is not available. Estimated annual Fund operating expenses are as follows:

                                    Examples

The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                         1 Year  3 Years  5 Years 10 Years
  --------------------------------------------------------
     Class A              $666   $1,067     N/A       N/A
     Class B               699    1,208     N/A       N/A
     Class C               392      889     N/A       N/A
  You would  pay the  following  expenses  if you did not  redeem  your shares:

     Class A               666    1,067     N/A       N/A
     Class B               290      889     N/A       N/A
     Class C               290      889     N/A       N/A


                     Fund Operating Expenses*

Annual operating expenses for the Fund are deducted from Fund assets (stated as a percentage of Fund assets). Estimates of the Fund's operating expenses are shown which are intended to help you compare the cost of investing in a particular fund with the cost of investing in other mutual funds.

                                     Class A   Class B  Class C
     Management Fees**..............   0.75%    0.75%   0.75%
     12b-1 Fees.....................   0.25     1.00    1.00
     Other Expenses.................   0.98     1.12    1.12

       Total Fund Operating Expenses   1.98%    2.87%   2.87%

     *    Total Fund Operating Expenses are estimated.
     ** The Manager has voluntarily agreed to waive a portion of its fee for the Fund from the date operations commenced. The Manager intends to continue the waiver and, if necessary, pay expenses normally payable by the Fund through the period ending February 28, 2002. The effect of waiver will maintain a total level of operating expenses (expressed as a percent of average net assets attributable to a Class on an annualized basis) not to exceed:

                1.95% for Class A Shares
                2.70% for Class B Shares
                2.70% for Class C Shares


DOMESTIC GROWTH-ORIENTED FUND

PRINCIPAL PARTNERS LARGECAP GROWTH FUND, INC.
The Fund seeks to achieve long-term growth of capital by investing primarily in common stocks of larger capitalization domestic companies.

Main Strategies
The Fund is a non-diversified fund that invests primarily in equity securities of companies in the U.S. with comparatively larger market capitalizations. Market capitalization is defined as total current market value of a company's outstanding common stock. Under normal market conditions, the Fund invests at least 75% of its total assets in domestic companies with market capitalizations in excess of $10 billion. In addition, the Fund may invest up to 25% of its assets in securities of foreign issuers.

In selecting securities for investment, the Sub-Advisor, Duncan-Hurst, looks at stocks it believes have prospects for above average growth over an extended period of time. Duncan-Hurst seeks to identify companies with accelerating earnings growth and positive company fundamentals. While economic forecasting and industry sector analysis play a part in its research effort, Duncan-Hurst's stock selection process begins with individual company analysis. This is often referred to as a bottom-up approach to investing. From a group of companies that meet Duncan-Hurst's standards, it selects the securities of those companies that it believes will have accelerating earnings growth. In making this determination, Duncan-Hurst considers certain characteristics of a particular company including new product development, management change and competitive market dynamics.

Main Risks
While stocks have historically been a leading choice of long-term investors, they do fluctuate in price. The value of the stocks owned by the Fund changes on a daily basis. The current price reflects the activities of individual companies and general market conditions. In the short-term, stock prices fluctuate dramatically in response to these factors. As a result, the value of your investment in the Fund will go up and down. If you sell your shares when their value is less than the price you paid, you will lose money. Because different types of stocks tend to shift in and out of favor depending on market and economic conditions, the Fund's performance may sometimes be lower or higher than that of other funds.

Foreign stocks carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.

The Fund anticipates that its portfolio turnover rate will typically exceed 150%. Turnover rates in excess of 100% generally result in higher transaction costs and a possible increase in short-term capital gains (or losses).

The Fund is a non-diversified company, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), which means that a relatively high percentage of assets of the Fund may be invested in the obligations of a limited number of issuers. The value of the shares of the Fund may be more susceptible to a single economic, political or regulatory occurrence than the shares of a diversified investment company.

Investor Profile
The Fund is generally a suitable investment if you are seeking long-term growth and are willing to accept the potential for short-term, volatile fluctuations in the value of your investment. This Fund is designed as a long- term investment with growth potential. It is not appropriate if you are seeking income or short-term conservation of capital.

As the inception date of the Fund is March 1, 2000, only limited historical performance data is available.



      Average annual total returns for the period ending December 31, 2000

This table shows how the Fund's cumulative returns compare with those of a broad-based securities market index and an index of funds with similar investment objectives.

               Past One
                 Year

     Class A   -35.32%*
     Class B   -35.19*
     Class C   -33.26*

                                             Past One Past FivePast Ten
                                               Year     Years   Years

S&P 500 Stock Index                           -9.11%   18.31%   17.44%
Russell 1000 Growth Index                    -22.42    18.12    17.33
Lipper Large-Cap Growth Fund Average         -16.22    18.43    17.20

     * Period from March 1, 2000, date shares first offered to the public, through December 31, 2000.


                                    Examples

The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                          1 Year  3 Years  5 Years 10 Years
  ---------------------------------------------------------
      Class A              $710   $1,199  $1,714    $3,119
      Class B               727    1,294   1,878     3,230
      Class C               447    1,053   1,784     3,712
   You would  pay the  following  expenses  if you did not  redeem  your shares:

      Class A               710    1,199   1,714     3,119
      Class B               320      977   1,659     3,230
      Class C               346    1,053   1,784     3,712


                            Fund Operating Expenses*

                                     Class A   Class B  Class C
     Management Fees**..............   0.19%    0.13%   0.00%
     12b-1 Fees.....................   0.25     0.85    1.00
     Other Expenses.................   1.29     1.42    1.46

       Total Fund Operating Expenses   1.73%    2.40%   2.46%

     * Total Fund Operating Expenses are estimated.

     ** The Manager has voluntarily agreed to waive a portion of its fee for the Fund from the date operations commenced. The Manager intends to continue the waiver and, if necessary, pay expenses normally payable by the Fund through the period ending February 28, 2002. The effect of the waiver is to reduce the Fund's annual operating expenses. The waiver will maintain a total level of operating expenses (expressed as a percent of average net assets attributable to a Class on an annualized basis) not to exceed:

                1.95% for Class A Shares
                2.70% for Class B Shares
                2.70% for Class C Shares


DOMESTIC GROWTH-ORIENTED FUND

PRINCIPAL PARTNERS LARGECAP VALUE FUND, INC.

The Fund seeks long-term growth of capital.

Main Strategies
The Fund invests primarily in undervalued equity securities of companies among the 750 largest by market capitalization that the Sub-Advisor, Alliance Capital Management L.P. through its Bernstein Investment Research and Management unit ("Bernstein"), believes offer above-average potential for growth in future earnings. Under normal market conditions, the Fund generally invests at least 65% of its assets in companies with a market capitalization of greater than $10 billion at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock. The Fund may invest up to 25% of its assets in securities of foreign companies.

Bernstein employs an investment strategy, generally described as "value" investing, that involves seeking securities that:
o exhibit low financial ratios (particularly stock price-to-book value, but also stock price-to-earnings and stock price-to-cash flow);
o can be acquired for less than what Bernstein believes is the issuer's intrinsic value; or
o    appear attractive on a dividend discount model.

Value oriented investing entails a strong "sell discipline" in that it generally requires the sale of securities that have reached their intrinsic value or a target financial ratio. Value oriented investments may include securities of companies in cyclical industries during periods when such securities appear to Bernstein to have strong potential for capital appreciation or securities of "special situation" companies. A special situation company is one that Bernstein believes has potential for significant future earnings growth but has not performed well in the recent past. These situations include companies with management changes, corporate or asset restructuring or significantly undervalued assets. For Bernstein, identifying special situation companies and establishing an issuer's intrinsic value involves fundamental research about such companies and issuers.

Main Risks
Because it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The price of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

Foreign stocks carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.

In addition, the Fund is subject to the risk that its principal market segment, large capitalization value stocks, may underperform compared to other market segments or to the equity markets as a whole. The value of the Fund's securities may fluctuate on a daily basis. As with all mutual funds, as the value of the Fund's assets rise and fall, the Fund's share price changes. If you sell Fund shares when their value is less than the price you paid for them, you will lose money.

Investor Profile
The Fund is generally a suitable investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks but prefer investing in companies that appear to be considered undervalued relative to similar companies.



As the inception date of the Fund is December, 2000, historical performance data is not available. Estimated annual Fund operating expenses are as follows:


                                    Examples

The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                         1 Year  3 Years  5 Years 10 Years
 ---------------------------------------------------------
     Class A              $666   $1,067     N/A       N/A

     Class B               699    1,208     N/A       N/A
     Class C               392      889     N/A       N/A
  You would  pay the  following  expenses  if you did not  redeem  your shares:

     Class A               666    1,067     N/A       N/A
     Class B               290      889     N/A       N/A
     Class C               290      889     N/A       N/A


                            Fund Operating Expenses*

Annual operating expenses for the Fund are deducted from Fund assets (stated as a percentage of Fund assets). Estimates of the Fund's operating expenses are shown which are intended to help you compare the cost of investing in a particular fund with the cost of investing in other mutual funds.

                                     Class A   Class B  Class C
     Management Fees**..............   0.75%    0.75%   0.75%
     12b-1 Fees.....................   0.25     1.00    1.00
     Other Expenses.................   0.98     1.12    1.12

       Total Fund Operating Expenses   1.98%    2.87%   2.87%

     *    Total Fund Operating Expenses are estimated.

     ** The Manager has voluntarily agreed to waive a portion of its fee for the Fund from the date operations commenced. The Manager intends to continue the waiver and, if necessary, pay expenses normally payable by the Fund through the period ending February 28, 2002. The effect of the waiver is to reduce the Fund's annual operating expenses. The waiver will maintain a total level of operating expenses (expressed as a percent of average net assets attributable to a Class on an annualized basis) not to exceed:

                1.95% for Class A Shares
                2.70% for Class B Shares
                2.70% for Class C Shares


DOMESTIC GROWTH-ORIENTED FUND

PRINCIPAL PARTNERS MIDCAP GROWTH FUND, INC.
The Fund seeks to achieve long-term growth of capital by investing primarily in medium capitalization U.S. companies with strong earnings growth potential.

Main Strategies
The Fund invests primarily in common stocks and other equity securities of U.S. companies. Under normal market conditions, the Fund invests at least 65% of its assets in companies with market capitalizations in the $1 billion and $10 billion range.

The Fund invests in securities of companies that are diversified across economic sectors. It attempts to maintain sector concentrations that approximate those of its current benchmark, the Russell MidCap Index. The Fund is not an index fund and does not limit its investment to the securities of issuers in the Russell MidCap Index.

The Sub-Advisor, Turner, selects stocks that it believes have strong earnings growth potential. Turner invests in companies with strong earnings dynamics, and sells those with deteriorating earnings prospects. Turner believes forecasts for market timing and sector rotation are unreliable, and introduce an unacceptable level of risk. As a result, under normal market conditions the Fund is fully invested.



The Fund actively trades its portfolio securities in an attempt to achieve its investment objective. Active trading will cause the Fund to have an increased portfolio turnover rate which is likely to generate shorter-term gains (losses) for its shareholders, which are taxed at a higher rate than longer-term gains (losses). Actively trading portfolio securities increases the Fund's trading costs and may have an adverse impact on the Fund's performance.


Main Risks
Because it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The price of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

In addition, the Fund is subject to the risk that its principal market segment, medium capitalization growth stocks, may underperform compared to other market segments or to the equity markets as a whole. Because of this volatility, the value of the Fund's equity securities may fluctuate on a daily basis. These fluctuations may reduce your principal investment and lead to varying returns. If you sell your shares when their value is less than the price you paid, you will lose money.

The medium capitalization companies the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these midsize companies may pose greater risk due to narrow product lines, limited financial resources, less depth in management or a limited trading market for their securities.

Investor Profile
The Fund is generally a suitable investment if you are seeking long-term growth of capital and are willing to accept the potential for short-term fluctuations in the value of your investment. This Fund is not designed for income or conservation of capital.



As the inception date of the Fund is March 1, 2000, only limited historical performance data is available.


      Average annual total returns for the period ending December 31, 2000

This table shows how the Fund's cumulative returns compare with those of a broad-based securities market index and an index of funds with similar investment objectives.

               Past One
                 Year

     Class A   -32.85%*
     Class B   -32.77*
     Class C   -30.67*

                                             Past One Past FivePast Ten
                                               Year     Years   Years

Russell MidCap Growth Index                  -11.74%   17.75%   18.08%
Lipper Mid-Cap Growth Fund Average            10.01    17.62    19.06

* Period from March 1, 2000, date shares first offered to the public, through December 31, 2000.


                                    Examples

The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                         1 Year  3 Years  5 Years 10 Years
 ---------------------------------------------------------
     Class A              $716   $1,217  $1,742    $3,176

     Class B               732    1,308   1,902     3,280
     Class C               444    1,045   1,769     3,685
  You would  pay the  following  expenses  if you did not  redeem  your shares:

     Class A               716    1,217   1,742     3,176
     Class B               325      992   1,683     3,280
     Class C               343    1,045   1,769     3,685


                            Fund Operating Expenses*

                                     Class A   Class B  Class C
     Management Fees**..............   0.19%    0.22%   0.00%
     12b-1 Fees.....................   0.25     0.86    1.00
     Other Expenses.................   1.35     1.46    1.54

       Total Fund Operating Expenses   1.79%    2.54%   2.54%

     *    Total Fund Operating Expenses for the year ended October 31, 2000.

     ** The Manager has voluntarily agreed to waive a portion of its fee for the Fund from the date operations commenced. The Manager intends to continue the waiver and, if necessary, pay expenses normally payable by the Fund through the period ending February 28, 2002. The effect of the waiver is to reduce the Fund's annual operating expenses. The waiver will maintain a total level of operating expenses (expressed as a percent of average net assets attributable to a Class on an annualized basis) not to exceed:

                1.95% for Class A Shares
                2.70% for Class B Shares
                2.70% for Class C Shares


DOMESTIC GROWTH-ORIENTED FUND

PRINCIPAL PARTNERS SMALLCAP GROWTH FUND, INC.
The Fund seeks long-term growth of capital.

Main Strategies
The Fund invests primarily in a diversified group of equity securities of small growth companies. Generally, at the time of the Fund's initial purchase of a security, the market capitalization of the issuer is less than $1.5 billion.

Under normal market conditions, the Fund invests at least 65% of its assets in equity securities of small companies with the potential for rapid earnings growth. In selecting securities for investment, the Sub-Advisor, Berger, focuses on companies which it believes demonstrate the following traits:
o    Long-term appreciation potential: open-ended business opportunity;
o    Strong revenue-driven earnings growth;
o    Seasoned management team: integrity, ability, commitment, execution;
o    Innovative products or services;
o    Defensible barriers to entry:  e.g. proprietary technology;
o Solid financial statements: profitability, conservative balance sheet and accounting;
o    Long-term market share leaders in emerging and growing industries; and
o    Appropriate valuations.

Berger will generally sell a security when it no longer meets Berger's investment criteria or when it has met Berger's expectations for appreciation. Portfolio securities may be actively traded in pursuit of the Fund's goal. Active trading may result in higher brokerage costs to the Fund.

Main Risks
Investments in companies with small market capitalizations carry their own risks. Historically, small company securities have been more volatile in price than larger company securities, especially over the short-term. Smaller companies may be developing or marketing new products or services for which markets are not yet established and may never become established. While small companies may offer greater opportunities for capital growth than larger, more established companies, they also involve greater risks and should be considered speculative.

Foreign stocks carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies. Settlement periods may be longer for foreign securities and portfolio liquidity may be affected.

The net asset value of the Fund's shares is based on the values of the securities it holds. The value of the stocks owned by the Fund changes on a daily basis. The current share price reflects the activities of individual companies and general market and economic conditions. In the short term, stock prices can fluctuate dramatically in response to these factors. Because of these fluctuations, principal values and investment returns vary. As with all mutual funds, if you sell your shares when their value is less than the price you paid, you will lose money.

The Fund's share price may fluctuate more than that of funds primarily invested in stocks of mid-sized and large companies and may underperform as compared to the securities of larger companies. This Fund is designed for long term investors for a portion of their investments. It is not designed for investors seeking income or conservation of capital.

Investor Profile
The Fund is generally a suitable investment if you are seeking long-term growth and are willing to accept the potential for volatile fluctuations in the value of your investment.



As the inception date of the Fund is December, 2000, historical performance data is not available. Estimated annual Fund operating expenses are as follows:


                                    Examples

The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:


                          1 Year  3 Years  5 Years 10 Years
 ----------------------------------------------------------
      Class A              $681   $1,110     N/A       N/A

      Class B               713    1,251     N/A       N/A
      Class C               407      933     N/A       N/A
   You would  pay the  following  expenses  if you did not  redeem  your shares:

      Class A               681    1,110     N/A       N/A
      Class B               305      933     N/A       N/A
      Class C               305      933     N/A       N/A


                            Fund Operating Expenses*

Annual operating expenses for the Fund are deducted from Fund assets (stated as a percentage of Fund assets). Estimates of the Fund's operating expenses are shown which are intended to help you compare the cost of investing in a particular fund with the cost of investing in other mutual funds.

                                     Class A   Class B  Class C
     Management Fees**..............   0.90%    0.90%   0.90%
     12b-1 Fees.....................   0.25     1.00    1.00
     Other Expenses.................   0.98     1.12    1.12


       Total Fund Operating Expenses   2.13%    3.02%   3.02%

     *    Total Fund Operating Expenses are estimated.

     ** The Manager has voluntarily agreed to waive a portion of its fee for the Fund from the date operations commenced. The Manager intends to continue the waiver and, if necessary, pay expenses normally payable by the Fund through the period ending February 28, 2002. The effect of the waiver is to reduce the Fund's annual operating expenses. The waiver will maintain a total level of operating expenses (expressed as a percent of average net assets attributable to a Class on an annualized basis) not to exceed:

                1.95% for Class A Shares
                2.70% for Class B Shares
                2.70% for Class C Shares


DOMESTIC GROWTH-ORIENTED FUND

PRINCIPAL REAL ESTATE FUND, INC.
The Fund seeks to generate total return by investing primarily in equity securities of companies principally engaged in the real estate industry.

Main Strategies
The Fund invests primarily in equity securities of companies engaged in the real estate industry. For purposes of the Fund's investment policies, a real estate company has at least 50% of its assets, income or profits derived from products or services related to the real estate industry. Real estate companies include real estate investment trusts and companies with substantial real estate holdings such as paper, lumber, hotel and entertainment companies. Companies whose products and services relate to the real estate industry include building supply manufacturers, mortgage lenders and mortgage servicing companies.

The Fund may invest up to 25% of its assets in securities of foreign real estate companies. Foreign stocks carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.

Real estate investment trusts ("REITs") are corporations or business trusts that are effectively permitted to eliminate corporate level federal income taxes if they meet certain requirements of the Internal Revenue Code. The Fund focuses on equity REITs. REITs are characterized as:
o equity REITs, which primarily own property and generate revenue from rental income;
o    mortgage REITs, which invest in real estate mortgages; and
o hybrid REITs, which combine the characteristics of both equity and mortgage REITs.

Main Risks
Securities of real estate companies are subject to securities market risks as well as risks similar to those of direct ownership of real estate. These include:
o    declines in the value of real estate
o    risks related to general and local economic conditions
o    dependency on management skills
o    heavy cash flow dependency
o    possible lack of available mortgage funds
o    overbuilding o extended vacancies in properties
o    increases in property taxes and operating expenses
o    changes in zoning laws
o    expenses incurred in the cleanup of environmental problems
o    casualty or condemnation losses o changes in interest rates

In addition to the risks listed above, equity REITs are affected by the changes in the value of the properties owned by the trust. Mortgage REITs are affected by the quality of the credit extended. Both equity and mortgage REITs:
o    are dependent upon management skills and may not be diversified;
o    are subject to cash flow dependency and defaults by borrowers; and
o    could fail to qualify for tax-free pass-through of income under the Code.

Because of these factors, the value of the securities held by the Fund, and in turn the net asset value of the shares of the Fund change on a daily basis. The current share price reflects the activities of individual companies and general market and economic conditions. In the short term, share prices can fluctuate dramatically in response to these factors. Because of these fluctuations, principal values and investment returns vary. As with all mutual funds, the value of the Fund's assets may rise or fall. If you sell your shares when their value is less than the price you paid, you will lose money.

Investor Profile
The Fund is generally a suitable investment if you are seeking long-term growth, want to invest in companies engaged in the real estate industry and are willing to accept fluctuations in the value of your investment.



The Fund's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Fund by showing changes in the Fund's Class A share performance from year to year.


                              Annual Total Returns

1998    -13.62
1999    -4.76
2000    29.65

The year-to-date return as of December 31, 2000 for Class A shares is 29.65%, for Class B shares is 28.65% and for Class C shares is 28.50%.

The fund's highest/lowest quarterly returns during this time period were:

      Highest    11.31% (6-30-2000)
      Lowest     -8.25% (9-30-1999)


      Average annual total returns for the period ending December 31, 2000

This table shows how the Fund's average annual returns compare with those of a broad-based securities market index and an index of funds with similar investment objectives.

               Past One Past Five
                 Year     Years

     Class A    23.46%    0.52*
     Class B    24.65     0.58*
     Class C    27.50    11.21**

                                             Past One Past FivePast Ten
                                               Year     Years   Years

Morgan Stanley REIT Index                     26.81%   10.13%   --  %
Lipper Real Estate Fund Average               25.62    10.26    11.79
Morningstar Specialty - Real Estate Category  25.83    10.31    11.33

* Period from December 31, 1997, date shares first offered to the public, through December 31, 2000.
** Period from June 30, 1999, date Class C shares first offered to the public, through December 31, 2000.


                                    Examples

The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                         1 Year  3 Years  5 Years 10 Years
 ---------------------------------------------------------
     Class A             $ 685   $1,122   $1,584   $2,859
     Class B               687    1,174    1,678    2,877
     Class C             1,083   2,814    4,457     7,881
  You would  pay the  following  expenses  if you did not  redeem  your shares:

     Class A               685    1,122    1,584    2,859
     Class B               278      853    1,454    2,877
     Class C               988    2,814    4,457    7,881


                            Fund Operating Expenses*



                                     Class A   Class B  Class C
     Management Fees................   0.61%    0.77%   0.00%
     12b-1 Fees.....................   0.25     0.78    1.00
     Other Expenses.................   1.02     1.07    1.62

       Total Fund Operating Expenses   1.88%    2.62%   2.62%

*    Total Fund Operating Expenses for the year ended October 31, 2000.



DOMESTIC GROWTH-ORIENTED FUND

PRINCIPAL SMALLCAP FUND, INC.
The Fund seeks to achieve long-term growth of capital by investing  primarily in
equity   securities   of   companies   with    comparatively    smaller   market
capitalizations.

Main Strategies
The Fund invests in equity securities of companies in the U.S. with comparatively smaller market capitalizations. Market capitalization is defined as total current market value of a company's outstanding common stock. Under normal market conditions, the Fund invests at least 65% of its assets in securities of companies with market capitalizations of $1.5 billion or less at the time of purchase.

In selecting securities for investment, the Sub-Advisor, Invista, looks at stocks with value and/or growth characteristics. In managing the assets of the Fund, Invista does not have a policy of preferring one of these categories to the other. The value orientation emphasizes buying stocks at less than their investment value and avoiding stocks whose price has been artificially built up. The growth orientation emphasizes buying stocks of companies whose potential for growth of capital and earnings is expected to be above average. Selection is based on fundamental analysis of the company relative to other companies with the focus being on Invista's estimation of forward looking rates of return.

Main Risks
Investments in companies with smaller market capitalizations may involve greater risks and price volatility (wide, rapid fluctuations) than investments in larger, more mature companies. Smaller companies may be developing or marketing new products or services for which markets are not yet established and may never become established. While small, unseasoned companies may offer greater opportunities for capital growth than larger, more established companies, they also involve greater risks and should be considered speculative.

The net asset value of the Fund's shares is based on the values of the securities it holds. The value of the stocks owned by the Fund changes on a daily basis. The current share price reflects the activities of individual companies as well as general market and economic conditions. In the short-term, stock prices can fluctuate dramatically in response to these factors. The Fund's share price may fluctuate more than that of funds primarily invested in stocks of mid-sized and large companies and may underperform as compared to the securities of larger companies. Because of these fluctuations, principal values and investment returns vary. As with all mutual funds, the value of the Fund's assets may rise or fall. If you sell your shares when their value is less than the price you paid, you will lose money.

Investor Profile
The Fund is generally a suitable investment if you are seeking long-term growth and are willing to accept the potential for volatile fluctuations in the value of your investment. It is not designed for you if you are seeking income or conservation of capital.



The Fund's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Fund by showing changes in the Fund's Class A share performance from year to year.



                              Annual Total Returns

1998    -5.68
1999    43.22
2000    -14.03

The year-to-date return as of December 31, 2000 for Class A shares is -14.03%, for Class B shares is -14.66% and for Class C shares is -14.84%.

The fund's highest/lowest quarterly returns during this time period were:

        Highest    23.39% (12-31-1999)
        Lowest    -23.52% (9-30-1998)


      Average annual total returns for the period ending December 31, 2000

This table shows how the Fund's average annual returns compare with those of a broad-based securities market index and an index of funds with similar investment objectives.

               Past One Past Five
                 Year     Years

     Class A   -18.12%    3.42*
     Class B   -17.51     3.62*
     Class C   -15.55     2.16**

                                     Past One Past FivePast Ten
                                       Year     Years   Years

 S&P 600 Stock Index                  11.80%   13.56%   17.43%
 Lipper SmallCap Core Fund Average     5.07    12.52    15.52
 Morningstar SmallCap Blend Category  12.84    12.95    15.92

* Period from December 31, 1997, date shares first offered to the public, through December 31, 2000.
** Period from June 30, 1999, date Class C shares first offered to the public, through December 31, 2000.


                                    Examples

The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                           1 Year  3 Years  5 Years 10 Years
  ----------------------------------------------------------
       Class A              $645   $1,003   $1,384   $2,450
       Class B               654      768      989    1,450
       Class C               487   1,172     1,976    4,070
   You would  pay the  following  expenses  if you did not  redeem  your shares:

       Class A               645    1,003    1,384    2,450
       Class B               244      751    1,285    2,510
       Class C               386    1,172    1,976    4,070


                            Fund Operating Expenses*



                                     Class A   Class B  Class C
     Management Fees................   0.83%    0.84%   0.00%
     12b-1 Fees.....................   0.25     0.84    1.00
     Other Expenses.................   0.67     0.73    1.53

       Total Fund Operating Expenses   1.75%    2.41%   2.53%


     * Total Fund Operating Expenses for the year ended October 31, 2000.


DOMESTIC GROWTH-ORIENTED FUND

PRINCIPAL UTILITIES FUND, INC.
The Fund seeks to achieve high current income and long-term growth of income and capital. The Fund seeks to achieve its objective by investing primarily in equity and fixed-income securities of companies in the public utilities industry.

Main Strategies
The Fund invests in securities issued by companies in the public utilities industry. These companies include:
o companies engaged in the manufacture, production, generation, sale or distribution of electric or gas energy or other types of energy; and
o companies engaged in telecommunications, including telephone, telegraph, satellite, microwave and other communications media (but not public broadcasting or cable television).

The Sub-Advisor, Invista, considers a company to be in the public utilities industry if, at the time of investment, at least 50% of the company's assets, revenues or profits are derived from one or more of those industries.

Under normal market conditions, at least 65% (and up to 100%) of the assets of the Fund are invested in equity securities and fixed-income securities in the public utilities industry. The Fund does not have any policy to concentrate its assets in any segment of the utilities industry. The portion of Fund assets invested in equity securities and fixed-income securities varies from time to time. When determining how to invest the Fund's assets to achieve its investment objective, Invista considers:
o    changes in interest rates;
o    prevailing market conditions; and
o    general economic and financial conditions.

The Fund invests in fixed-income securities, which at the time of purchase, are
o    rated in one of the top four categories by S&P or Moody's; or
o    if not rated, in the Manager's opinion are of comparable quality.

Main Risks
Since the Fund's investments are concentrated in the utilities industry, the value of its shares changes in response to factors affecting those industries. Many utility companies have been subject to risks of:
o    increase in fuel and other operating costs;
o    changes in interests rates on borrowings for capital improvement programs;
o    changes in applicable laws and regulations;
o changes in technology which render existing plants, equipment or products obsolete;
o    effects of conservation; and
o    increased costs and delays associated with environmental regulations.

Generally, the prices charged by utilities are regulated with the intention of protecting the public while ensuring that utility companies earn a return sufficient to attract capital to grow and provide appropriate services. However, due to political and regulatory factors, rate changes ordinarily occur following a change in financing costs. This delay tends to favorably affect a utility company's earnings and dividends when costs are decreasing but also adversely affects earnings and dividends when costs are rising. In addition, the value of the utility company bond prices rise when interest rates fall and fall when interest rates rise.

Certain states are adopting deregulation plans. These plans generally allow for the utility company to set the amount of their earnings without regulatory approval.

The share price of the Fund may fluctuate more widely than the value of shares of a fund that invests in a broader range of industries. Because of these fluctuations, principal values and investment returns vary. As with all mutual funds, the value of the Fund's assets may rise or fall. If you sell your shares when their value is less than the price you paid, you will lose money.


Investor Profile
The Fund is generally a suitable investment if you are seeking quarterly dividends to generate income or to be reinvested for growth, want to invest in companies in the utilities industry and are willing to accept fluctuations in the value of your investment.



The Fund's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Fund by showing changes in the Fund's Class A share performance from year to year.


                              Annual Total Returns


1993    8.42
1994    -11.09
1995    33.87
1996    4.56
1997    29.58
1998    22.50
1999    2.25
2000    18.23

The year-to-date return as of December 31, 2000 for Class A shares is 18.23%, for Class B shares is 17.30% and for Class C shares is 15.62%.

The fund's highest/lowest quarterly returns during this time period were:

     Highest    19.24% (12-31-1997)
     Lowest     -9.00% (3-31-1994)


      Average annual total returns for the period ending December 31, 2000

This table shows how the Fund's average annual returns compare with those of a broad-based securities market index and an index of funds with similar investment objectives.

               Past One Past FivePast Ten
                 Year     Years   Years

     Class A    12.59%   13.83%   12.12%*
     Class B    13.61    13.86    16.89**
     Class C    14.71     7.79***

                                             Past One Past FivePast Ten
                                               Year     Years   Years

S&P 500 Stock Index                           -9.11%   18.31%   17.44%
Dow Jones Utilities Index with Income
  Fund Average                                51.07    17.81    --
Lipper Utilities Fund Average                  7.86    15.36    13.77
Morningstar Specialty - Utilities Category     7.15    15.17    13.66

* Period from December 16, 1992, date Class A shares first offered to the public, through December 31, 2000.
** Period from December 9, 1994, date Class B shares first offered to the public, through December 31, 2000.
*** Period from June 30, 1999, date Class C shares first offered to the public, through December 31, 2000.


                                    Examples

The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                         1 Year  3 Years  5 Years 10 Years
  --------------------------------------------------------
     Class A              $594    $ 847   $1,119   $1,893
     Class B               615      955    1,310    2,036
     Class C               473    1,129    1,906    3,941
  You would  pay the  following  expenses  if you did not  redeem  your shares:

     Class A               594      847    1,119    1,893
     Class B               203      627    1,078    2,036
     Class C               371    1,129    1,906    3,941


                            Fund Operating Expenses*

                                     Class A   Class B  Class C
     Management Fees................   0.59%    0.59%   0.59%
     12b-1 Fees.....................   0.25     0.91    1.00
     Other Expenses.................   0.39     0.50    2.10

       Total Fund Operating Expenses   1.23%    2.00%   3.69%

     * Total Fund Operating Expenses for the year ended October 31, 2000.


INTERNATIONAL GROWTH-ORIENTED FUND

PRINCIPAL EUROPEAN EQUITY FUND, INC.
The Fund seeks long-term growth of capital.


Main Strategies
The Fund invests primarily in equity securities (or other securities with equity characteristics) of companies domiciled or in the opinion of the Sub-Advisor, BT, having their core business in Europe. The Fund may also invest in other securities of such companies. The Fund offers an opportunity to invest in a region with a wide spread of industries and in companies which, in the opinion of BT, may be undervalued.


The Fund invests in securities listed on foreign or domestic securities exchanges, securities traded in foreign or domestic over-the-counter markets and depositary receipts. Under normal market conditions, the Fund invests at least 65% of its assets in European securities. These include securities of:
o    companies organized under the laws of European countries;
o companies for which the principal securities trading market is in a European country; and
o companies, regardless of where their securities are traded, that derive 50% or more of their total revenue from either goods or services produced or sales made in European countries.


BT selects securities for the Fund based on its own global investment research. The research program is focused on three key criteria:
o business franchise - considering factors such as the company's relationship with its suppliers and customers, the degree of rivalry with competitors as well as the exposure to regulatory and technological risk;
o quality of management - assessing the company's management on its ability to execute current business plans, manage the capital invested in the business as well as the level of transparency with respect to strategy and operations; and
o business valuation - determining the private market or `true business value' of the firm.

BT's qualitative analysis is complemented by disciplined valuation techniques. These include proprietary models as well as conventional market measurements and industry specific models of relative value. This analytical framework ensures consistency and transparency throughout the research process. Portfolios are constructed and managed within predetermined guidelines that are regularly monitored by BT.


Main Risks
Because it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The price of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility. In addition, foreign stocks carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. Foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.

Because foreign securities generally are denominated in foreign currencies, the value of the net assets of the Fund as measured in U.S. dollars will be affected by changes in exchange rates. To protect against future uncertainties in foreign currency exchange rates, the Fund is authorized to enter into certain foreign currency exchange transactions. In addition, the Fund's foreign investments may be less liquid and their price more volatile than comparable investments in U.S. securities. Settlement periods may be longer for foreign securities and portfolio liquidity may be affected.

The Fund anticipates that its portfolio turnover may, on occasion, exceed 100%. Turnover rates in excess of 100% generally result in higher transaction costs and a possible increase in short-term capital gains (or losses).

The Fund may invest in securities of companies with small to medium market capitalizations. While small companies may offer greater opportunities for capital growth than larger, more established companies, they also involve greater risk and should be considered speculative. Small to mid-sized companies may pose greater risk due to narrow product lines, limited financial resources, less depth in management or a limited trading market for their securities. Historically, these securities have fluctuated in price more than larger company securities, especially over the short-term.

The net asset value of the Fund's shares is based on the values of the securities it holds. The value of the stocks owned by the Fund changes on a daily basis. In the short-term, stock prices can fluctuate dramatically in response to these factors. If the investor sells Fund shares when their value is less than the price the investor paid for them, the investor will lose money.

Investor Profile
The Fund is generally a suitable investment for investors seeking long-term growth of capital in European markets who are able to assume the increased risks of higher price volatility and currency fluctuations associated with investments in international stocks which trade in non-U.S. currencies.




As the inception date of the Fund is May 1, 2000, only limited historical performance data is available.


      Average annual total returns for the period ending December 31, 2000

This table shows how the Fund's cumulative returns compare with those of a broad-based securities market index and an index of funds with similar investment objectives.

               Past One
                 Year

     Class A   -15.93%*
     Class B   -15.63*
     Class C   -13.12*

                                              Past One Past FivePast Ten
                                                Year     Years   Years

 Morgan Stanley Capital International
   Europe (15) Index                           -8.39%   15.37%   13.48%
 Lipper European Region Fund Average           -6.19    15.77    12.61

* Period from May 1, 2000, date shares first offered to the public, through December 31, 2000.


                                    Examples

The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                        1 Year  3 Years  5 Years 10 Years
 --------------------------------------------------------
    Class A              $803   $1,476     N/A       N/A

    Class B               812    1,544     N/A       N/A
    Class C               509    1,235     N/A       N/A
 You would  pay the  following  expenses  if you did not  redeem  your shares:

    Class A               803    1,476     N/A       N/A
    Class B               408    1,235     N/A       N/A
    Class C               408    1,235     N/A       N/A


                            Fund Operating Expenses*

                                     Class A   Class B  Class C
     Management Fees**..............   0.00%    0.00%   0.06%
     12b-1 Fees.....................   0.25     0.90    1.00
     Other Expenses.................   2.24     2.07    2.16

       Total Fund Operating Expenses   2.49%    2.97%   3.22%

*    Total Fund Operating Expenses for the year ended October 31, 2000.

** The Manager has voluntarily agreed to waive a portion of its fee for the Fund from the date operations commenced. The Manager intends to continue the waiver and, if necessary, pay expenses normally payable by the Fund through the period ending February 28, 2002. The effect of the waiver is to reduce the Fund's annual operating expenses. The waiver will maintain a total level of operating expenses (expressed as a percent of average net assets attributable to a Class on an annualized basis) not to exceed:

                2.50% for Class A Shares
                3.25% for Class B Shares
                3.25% for Class C Shares


INTERNATIONAL GROWTH-ORIENTED FUND

PRINCIPAL INTERNATIONAL EMERGING MARKETS FUND, INC.
The Fund seeks to achieve long-term growth of capital by investing primarily in equity securities of issuers in emerging market countries.

Main Strategies
The Fund seeks to achieve its objective by investing in common stocks of companies in emerging market countries. For this Fund, the term "emerging market country" means any country which is considered to be an emerging country by the international financial community (including the International Bank for Reconstruction and Development (also known as the World Bank) and the International Financial Corporation). These countries generally include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most nations located in Western Europe. Investing in many emerging market countries is not feasible or may involve unacceptable political risk. Invista, the Sub-Advisor, focuses on those emerging market countries that it believes have strongly developing economies and markets which are becoming more sophisticated.

Under normal conditions, at least 65% of the Fund's assets are invested in emerging market country equity securities. The Fund invests in securities of:
o companies with their principal place of business or principal office in emerging market countries;
o companies for which the principal securities trading market is an emerging market country; or
o companies, regardless of where its securities are traded, that derive 50% or more of their total revenue from either goods or services produced in emerging market countries or sales made in emerging market countries.

Main Risks
Foreign stocks carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.

Because foreign securities generally are denominated in foreign currencies, the value of the net assets of the Fund as measured in U.S. dollars will be affected by changes in exchange rates. To protect against future uncertainties in foreign currency exchange rates, the Fund is authorized to enter into certain foreign currency exchange transactions. In addition, the Fund's foreign investments may be less liquid and their price more volatile than comparable investments in U.S. securities. Settlement periods may be longer for foreign securities and portfolio liquidity may be affected.

Investments in emerging market countries involve special risks. Certain emerging market countries have historically experienced, and may continue to experience, certain economic problems. These may include: high rates of inflation, high interest rates, exchange rate fluctuations, large amounts of debt, balance of payments and trade difficulties, and extreme poverty and unemployment.

Under unusual market or economic conditions, the Fund may invest in the same kinds of securities as the other Growth-Oriented Funds. These include securities issued by domestic or foreign corporations, governments or governmental agencies, instrumentalities or political subdivisions. The securities may be denominated in U.S. dollars or other currencies.

Because the values of the Fund's assets are likely to rise or fall dramatically, if you sell your shares when their value is less than the price you paid, you will lose money.

Investor Profile
The Fund is generally a suitable investment if you are seeking long-term growth and want to invest a portion of your assets in securities of companies in emerging market countries. This Fund is not an appropriate investment if you are seeking either preservation of capital or high current income. You must be able to assume the increased risks of higher price volatility and currency fluctuations associated with investments in international stocks which trade in non-U.S. currencies.



The Fund's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Fund by showing changes in the Fund's Class A share performance from year to year.



          Annual Total Returns

1998    -17.42
1999    67.20
2000    -28.63

The year-to-date return as of December 31, 2000 for Class A shares is -28.63%, for Class B shares is -29.05% and for Class C shares is -29.12%.

The fund's highest/lowest quarterly returns during this time period were:

     Highest    38.24% (12-31-1999)
     Lowest    -18.97% (9-30-1998)


      Average annual total returns for the period ending December 31, 2000

This table shows how the Fund's average annual returns compare with those of a broad-based securities market index and an index of funds with similar investment objectives.

               Past One Past Five
                 Year     Years

     Class A   -31.74%   -5.15%*
     Class B   -31.69    -5.20*
     Class C   -29.65    -6.89**

                                             Past One Past FivePast Ten
                                               Year     Years   Years

Morgan Stanley Capital International EMF
  (Emerging Markets Free) Index              -30.61%   -4.17%    8.25%
Lipper Emerging Markets Fund Average         -30.59    -2.15     1.91
Morningstar Diversified Emerging Market Category-31.11 -2.08     1.96

* Period from August 29, 1997, date shares first offered to the public, through December 31, 2000.
** Period from June 30, 1999, date Class C shares first offered to the public, through December 31, 2000.


                                    Examples

The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                        1 Year  3 Years  5 Years 10 Years
 --------------------------------------------------------
    Class A              $725  $1,242    $1,785   $3,261
    Class B               732   1,308     1,902    3,311
    Class C               893   2,316     3,744    6,944
 You would  pay the  following  expenses  if you did not  redeem  your shares:

    Class A               725   1,242     1,785    3,261
    Class B               325     992     1,683    3,311
    Class C               797   2,316     3,744    6,944


                            Fund Operating Expenses*

                                     Class A   Class B  Class C
     Management Fees**..............   1.15%    1.25%   0.00%
     12b-1 Fees.....................   0.25     0.82    1.00
     Other Expenses.................   1.09     1.15    2.24

       Total Fund Operating Expenses   2.49%    3.22%   3.24%

     *    Total Fund Operating Expenses for the year ended October 31, 2000.

     ** The Manager has voluntarily agreed to waive a portion of its fee for the Fund. The Manager intends to continue the waiver and, if necessary, pay expenses normally payable by the Fund through the period ending February 28, 2002. The effect of the waiver is to reduce the Fund's annual operating expenses. The waiver will maintain a total level of operating expenses (expressed as a percent of average net assets attributable to a Class on an annualized basis) not to exceed:

                2.50% for Class A Shares
                3.25% for Class B Shares
                3.25% for Class C Shares


INTERNATIONAL GROWTH-ORIENTED FUND

PRINCIPAL INTERNATIONAL FUND, INC.
The Fund seeks to achieve long-term growth of capital by investing in a portfolio of equity securities of companies domiciled in any of the nations of the world.

Main Strategies The Fund invests in securities of:
o companies with their principal place of business or principal office outside the U.S.;
o companies for which the principal securities trading market is outside the U.S.; and
o companies, regardless of where its securities are traded, that derive 50% or more of their total revenue from goods or services produced or sales made outside the U.S.

The Fund has no limitation on the percentage of assets that are invested in any one country or denominated in any one currency. However under normal market conditions, the Fund intends to have at least 65% of its assets invested in companies in at least three different countries. One of those countries may be the U.S. though currently the Fund does not intend to invest in equity securities of U.S. companies.

Investments may be made anywhere in the world. Primary consideration is given to securities of corporations of Western Europe, North America and Australasia
(Australia, Japan and Far East Asia). Changes in investments are made as prospects change for particular countries, industries or companies.

In choosing investments for the Fund, the Sub-Advisor, Invista, pays particular attention to the long-term earnings prospects of the various companies under consideration. Invista then weighs those prospects relative to the price of the security.

Main Risks
The values of the stocks owned by the Fund change on a daily basis. Stock prices reflect the activities of individual companies as well as general market and economic conditions. In the short term, stock prices and currencies can fluctuate dramatically in response to these factors. In addition, there are risks involved with any investment in foreign securities that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.

Because foreign securities generally are denominated in foreign currencies, the value of the net assets of the Fund as measured in U.S. dollars will be affected by changes in exchange rates. To protect against future uncertainties in foreign currency exchange rates, the Fund is authorized to enter into certain foreign currency exchange transactions. In addition, the Fund's foreign investments may be less liquid and their price more volatile than comparable investments in U.S. securities. Settlement periods may be longer for foreign securities and portfolio liquidity may be affected.

Under unusual market or economic conditions, the Fund may invest in the same kinds of securities as the other Growth-Oriented Funds. These include securities issued by domestic or foreign corporations, governments or governmental agencies, instrumentalities or political subdivisions. The securities may be denominated in U.S. dollars or other currencies.

As with all mutual funds, the value of the Fund's assets may rise or fall. If you sell your shares when their value is less than the price you paid, you will lose money.

Investor Profile
The Fund is generally a suitable investment if you are seeking long-term growth and want to invest in non-U.S. companies. This Fund is not an appropriate investment if you are seeking either preservation of capital or high current income. You must be able to assume the increased risks of higher price volatility and currency fluctuations associated with investments in international stocks which trade in non-U.S. currencies.



The Fund's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Fund by showing changes in the Fund's Class A share performance from year to year.


                              Annual Total Returns

1991    15.25
1992    0.81
1993    46.34
1994    -5.26
1995    11.56
1996    23.76
1997    12.22
1998    8.48
1999    25.82
2000    -8.64

The year-to-date return as of December 31, 2000 for Class A shares is -8.64%, for Class B shares is -9.28% and for Class C shares is -10.22%.

The fund's highest/lowest quarterly returns during this time period were:

      Highest    16.78% (12-31-1999)
      Lowest    -17.80% (9-30-1998)


      Average annual total returns for the period ending December 31, 2000

This table shows how the Fund's average annual returns compare with those of a broad-based securities market index and an index of funds with similar investment objectives.

               Past One Past FivePast Ten
                 Year     Years   Years

     Class A   -12.96%   10.53%   11.48%
     Class B   -12.60    10.54    10.92*
     Class C   -11.04     4.78**

                                           Past One Past FivePast Ten
                                             Year     Years   Years

Morgan Stanley Capital International EAFE
  (Europe, Australia and Far East) Index   -14.17%    7.13%    8.24%
Lipper International Fund Average          -15.60     9.45     9.85
Morningstar Foreign Category               -15.66     9.43     9.57

* Period from December 9, 1994, date Class B shares first offered to the public, through December 31, 2000.
** Period from June 30, 1999, date Class C shares first offered to the public, through December 31, 2000.


                                    Examples

The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                        1 Year  3 Years  5 Years 10 Years
 --------------------------------------------------------
    Class A              $598    $859    $1,139   $1,936
    Class B               603     920     1,249    1,968
    Class C               415     957     1,625    3,411
 You would  pay the  following  expenses  if you did not  redeem  your shares:

    Class A               598     859     1,139    1,936
    Class B               191     591     1,016    1,968
    Class C               313     957     1,625    3,411


                            Fund Operating Expenses*

                                     Class A   Class B  Class C
     Management Fees................   0.80%    0.80%   0.80%
     12b-1 Fees.....................   0.18     0.69    1.00
     Other Expenses.................   0.29     0.39    1.30

       Total Fund Operating Expenses   1.27%    1.88%   3.10%

     * Total Fund Operating Expenses for the year ended October 31, 2000.


INTERNATIONAL GROWTH-ORIENTED FUND

PRINCIPAL INTERNATIONAL SMALLCAP FUND, INC.
The Fund seeks to achieve long-term growth of capital by investing primarily in equity securities of non-U.S. companies with comparatively smaller market capitalizations.

Main Strategies The Fund invests in securities of:
o companies with their principal place of business or principal office outside the U.S.;
o companies for which the principal securities trading market is outside the U.S.; and
o companies, regardless of where its securities are traded, that derive 50% or more of their total revenue from goods or services produced or sales made outside the U.S.

Under normal market conditions, the Fund invests at least 65% of its assets in securities of companies having market capitalizations of $1.5 billion or less at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock.

The Fund diversifies its investments geographically. There is no limitation on the percentage of assets that may be invested in one country or denominated in any one currency. However, under normal market circumstances, the Fund intends to invest at least 65% of its assets in securities of companies of at least three countries.

Main Risks
Foreign stocks carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.

Because foreign securities generally are denominated in foreign currencies, the value of the net assets of the Fund as measured in U.S. dollars will be affected by changes in exchange rates. To protect against future uncertainties in foreign currency exchange rates, the Fund is authorized to enter into certain foreign currency exchange transactions. In addition, the Fund's foreign investments may be less liquid and their price more volatile than comparable investments in U.S. securities. Settlement periods may be longer for foreign securities and portfolio liquidity may be affected.

Investments in companies with smaller market capitalizations may involve greater risks and price volatility (wide, rapid fluctuations) than investments in larger, more mature companies. Smaller companies may be developing or marketing new products or services for which markets are not yet established and may never become established. While small, unseasoned companies may offer greater opportunities for capital growth than larger, more established companies, they also involve greater risks and should be considered speculative.

As with all mutual funds, the value of the Fund's assets may rise or fall. If you sell your shares when their value is less than the price you paid, you will lose money.

Investor Profile

This Fund is not an appropriate investment if you are seeking either preservation of capital or high current income. You must be able to assume the increased risks of higher price volatility and currency fluctuations associated with investments in international stocks which trade in non-U.S. currencies. The Fund is generally a suitable investment if you are seeking long-term growth and want to invest a portion of your assets in smaller, non-U.S. companies.



The Fund's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Fund by showing changes in the Fund's Class A share performance from year to year.


                              Annual Total Returns

1998    14.40
1999    84.72
2000    -13.28

The year-to-date return as of December 31, 2000 for Class A shares is -13.28%, for Class B shares is -13.86% and for Class C shares is -15.24%.

The fund's highest/lowest quarterly returns during this time period were:

     Highest    36.96% (12-31-1999)
     Lowest    -19.84% (9-30-1998)


      Average annual total returns for the period ending December 31, 2000

This table shows how the Fund's average annual returns compare with those of a broad-based securities market index and an index of funds with similar investment objectives.

               Past One Past Five
                 Year     Years

     Class A   -17.38%   17.59%*
     Class B   -16.73    18.09*
     Class C   -15.94    20.94**

                                             Past One Past FivePast Ten
                                               Year     Years   Years

Morgan Stanley Capital International EAFE
  (Europe, Australia and Far East) Index     -14.17%    7.13%    8.24%
Lipper International Small-Cap Fund Average  -14.82    16.80    12.68
Morningstar Foreign Category                 -15.66     9.43     9.57

* Period from August 29, 1997, date shares first offered to the public, through December 31, 2000.
** Period from June 30, 1999, date Class C shares first offered to the public, through December 31, 2000.

                                    Examples

The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                        1 Year  3 Years  5 Years 10 Years
 --------------------------------------------------------
    Class A              $712  $1,205    $1,723   $3,138
    Class B               715   1,257     1,817    3,157
    Class C               589   1,469     2,452    4,917
 You would  pay the  following  expenses  if you did not  redeem  your shares:

    Class A               712   1,205     1,723    3,138
    Class B               307     939     1,596    3,157
    Class C               489   1,469     2,452    4,917


                            Fund Operating Expenses*

                                     Class A   Class B  Class C
     Management Fees................   1.20%    1.20%   1.20%
     12b-1 Fees.....................   0.25     0.85    1.00
     Other Expenses.................   1.01     0.99    2.69

       Total Fund Operating Expenses   2.46%    3.04%   4.89%

     * Total Fund Operating Expenses for the year ended October 31, 2000.


INTERNATIONAL GROWTH-ORIENTED FUND

PRINCIPAL PACIFIC BASIN FUND, INC.
The Fund seeks long-term growth of capital.

Main Strategies
The Fund invests primarily in equity securities (or other securities with equity characteristics) of issuers located in the Pacific Basin region, including Japan. The Fund invests in securities listed on foreign or domestic securities exchanges, securities traded in foreign or domestic over-the-counter markets and depositary receipts. Under normal market conditions, the Fund invests at least 65% of its assets in such securities. The Fund's investments are generally diversified among securities of issuers of several Pacific Basin countries, which include but are not limited to: Australia, China, Hong Kong, India, Indonesia, Japan, Malaysia, New Zealand, Singapore, Sri Lanka, South Korea, Thailand, Taiwan and Vietnam. These include securities of:
o    companies organized under the laws of Pacific Basin countries;
o companies for which the principal securities trading market is in a Pacific Basin country; and
o companies, regardless of where their securities are traded, that derive 50% or more of their total revenue from either goods or services produced or sales made in Pacific Basin countries.

Under normal market conditions, the Fund intends to have at least 65% of its assets invested in companies in Pacific Basin countries and may have a significant portion of its assets invested in securities of issuers in Japan. Criteria for determining the distribution of investments include the prospects for relative growth among foreign countries, expected levels of inflation, government policies influencing business conditions and the range of opportunities available to international investors.


BT selects securities for the Fund based on its own global investment research. The research program is focused on three key criteria:
o business franchise - considering factors such as the company's relationship with its suppliers and customers, the degree of rivalry with competitors as well as the exposure to regulatory and technological risk;
o quality of management - assessing the company's management on its ability to execute current business plans, manage the capital invested in the business as well as the level of transparency with respect to strategy and operations; and
o business valuation - determining the private market or `true business value' of the firm.

BT's qualitative analysis is complemented by disciplined valuation techniques. These include proprietary models as well as conventional market measurements and industry specific models of relative value. This analytical framework ensures consistency and transparency throughout the research process. Portfolios are constructed and managed within predetermined guidelines that are regularly monitored by BT.


Main Risks
Because it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The price of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility. In addition, foreign stocks carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. Foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.

Because foreign securities generally are denominated in foreign currencies, the value of the net assets of the Fund as measured in U.S. dollars will be affected by changes in exchange rates. To protect against future uncertainties in foreign currency exchange rates, the Fund is authorized to enter into certain foreign currency exchange transactions. In addition, the Fund's foreign investments may be less liquid and their price more volatile than comparable investments in U.S. securities. Settlement periods may be longer for foreign securities and portfolio liquidity may be affected.

The Fund anticipates that its portfolio turnover may, on occasion, exceed 100%. Turnover rates in excess of 100% generally result in higher transaction costs and a possible increase in short-term capital gains (or losses).

The Fund may invest in securities of companies with small to medium market capitalizations. While small companies may offer greater opportunities for capital growth than larger, more established companies, they also involve greater risk and should be considered speculative. Small to mid-sized companies may pose greater risk due to narrow product lines, limited financial resources, less depth in management or a limited trading market for their securities. Historically, these securities have fluctuated in price more than larger company securities, especially over the short-term.

The net asset value of the Fund's shares is based on the values of the securities it holds. The value of the stocks owned by the Fund changes on a daily basis. The current share price reflects the activities of individual companies as well as general market and economic conditions. In the short-term, stock prices can fluctuate dramatically in response to these factors. If the investor sells Fund shares when their value is less than the price the investor paid for them, the investor will lose money.

To the extent that the assets of the Fund are concentrated in securities of issuers in Japan, the value of the shares of the Fund may be more susceptible to a single economic, political or regulatory occurrence than shares of a Fund less concentrated in a single country.

Investor Profile
The Fund is generally a suitable investment for investors seeking long-term growth of capital in Pacific Basin markets who are able to assume the increased risks of higher price volatility and currency fluctuations associated with investments in international stocks which trade in non-U.S. currencies.



As the inception date of the Fund is May 1, 2000, only limited historical performance data is available.


      Average annual total returns for the period ending December 31, 2000

This table shows how the Fund's cumulative returns compare with those of a broad-based securities market index and an index of funds with similar investment objectives.

               Past One
                 Year

     Class A   -28.16%*
     Class B   -27.64*
     Class C   -25.51*

                                             Past One Past FivePast Ten
                                               Year     Years   Years

Morgan Stanley Capital International
  Pacific Free Index                         -25.78%   -4.08%    1.54%
Lipper Pacific Region Fund Average           -34.24    -2.52     5.85

* Period from May 1, 2000, date shares first offered to the public, through December 31, 2000.


                                    Examples

The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                        1 Year  3 Years  5 Years 10 Years
 --------------------------------------------------------
    Class A              $752   $1,324     N/A       N/A

    Class B               765    1,407     N/A       N/A
    Class C               476    1,138     N/A       N/A
 You would  pay the  following  expenses  if you did not  redeem  your shares:

    Class A               752    1,324     N/A       N/A
    Class B               360    1,094     N/A       N/A
    Class C               374    1,138     N/A       N/A


                            Fund Operating Expenses*

                                     Class A   Class B  Class C
     Management Fees**..............   0.32%    0.00%   0.00%
     12b-1 Fees.....................   0.25     0.90    1.00
     Other Expenses.................   1.53     1.31    1.55

       Total Fund Operating Expenses   2.10%    2.21%   2.55%

     *    Total Fund Operating Expenses for the year ended October 31, 2000.

     ** The Manager has voluntarily agreed to waive a portion of its fee for the Fund. The Manager intends to continue the waiver and, if necessary, pay expenses normally payable by the Fund through the period ending February 28, 2002. The effect of the waiver is to reduce the Fund's annual operating expenses. The waiver will maintain a total level of operating expenses (expressed as a percent of average net assets attributable to a Class on an annualized basis) not to exceed:

                2.50% for Class A Shares
                3.25% for Class B Shares
                3.25% for Class C Shares


INCOME-ORIENTED FUND

PRINCIPAL BOND FUND, INC.
The Fund seeks to provide as high a level of income as is consistent with preservation of capital and prudent investment risk.

Main Strategies
The Fund invests in fixed-income securities. Generally, the Fund invests on a long-term basis but may make short-term investments. Longer maturities typically provide better yields but expose the Fund to the possibility of changes in the values of its securities as interest rates change. Generally, when interest rates fall, the price per share rises, and when rates rise, the price per share declines.

Under normal circumstances, the Fund invests at least 65% of its assets in:
o    debt securities and taxable municipal bonds;
     o rated, at the time of purchase, in one of the top four categories by S&P or Moody's; or
     o    if not rated, in the Manager's opinion are of comparable quality.
o similar Canadian, Provincial or Federal Government securities payable in U.S. dollars; and
o    securities issued or guaranteed by the U.S. Government or its agencies.

The rest of the Fund's assets may be invested in securities that may be convertible (may be exchanged for a fixed number of shares of common stock of the same issuer) or non-convertible including:
o    domestic and foreign debt securities;
o    preferred and common stock;
o    foreign government securities; and
o securities rated less than the four highest grades of S&P or Moody's but not lower BB- (S&P) or Ba3 (Moody's). Fixed income securities that are not investment grade are commonly referred to as junk bonds or high yield securities. These securities offer a potentially higher yield than other, higher rated securities, but they carry a greater degree of risk and are considered speculative by the major credit rating agencies.


During the fiscal year ended October 31, 2000, the average ratings of this Fund's assets based on market value at each month-end, were as follows (all ratings are by Moody's):
      Aaa                 0.85%             Ba                15.21%
      Aa                  3.44%             B                  1.20%
      A                  17.65%             CAA                0.02%
      Baa                61.63%
The above percentages for A and Baa rated securities include .34% and .10% of unrated securities which have been determined by the Manager to be of comparable quality.


Under unusual market or economic conditions, the Fund may invest up to 100% of its assets in cash and cash equivalents.

Main Risks
When interest rates fall, the price of a bond rises and when interest rates rise, the price declines. In addition, the value of securities held by the Fund may be affected by factors such as credit rating of the entity that issued the bond and effective maturities of the bond. Lower quality and longer maturity bonds will be subject to greater credit risk and price fluctuations than higher quality and shorter maturity bonds.

Investor Profile
The Fund is generally a suitable investment if you are seeking monthly dividends to produce income or to be reinvested in additional Fund shares to help achieve modest growth objectives without accepting the risks of investing in common stocks. As with all mutual funds, if you sell your shares when their value is less than the price you paid, you will lose money.



The Fund's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Fund by showing changes in the Fund's Class A share performance from year to year.



                              Annual Total Returns

1991    17.45
1992    8.67
1993    12.77
1994    -4.35
1995    22.28
1996    2.27
1997    10.96
1998    7.14
1999    -3.04
2000    7.82

The year-to-date return as of December 31, 2000 for Class A shares is 7.82%, for Class B shares is 7.01% and for Class C shares is 5.55%.

The fund's highest/lowest quarterly returns during this time period were:

       Highest     8.54% (6-30-1995)
       Lowest     -4.06% (3-31-1994)


      Average annual total returns for the period ending December 31, 2000

This table shows how the Fund's average annual returns compare with those of a broad-based securities market index and an index of funds with similar investment objectives.

               Past One Past FivePast Ten
                 Year     Years   Years

     Class A     2.74%    3.89%    7.37%
     Class B     3.01     3.80     6.77*
     Class C     4.56     3.14**

                                             Past One Past FivePast Ten
                                               Year     Years   Years

Lehman Brothers BAA Corporate Index            7.41%    5.63%    8.69%
Lehman Brothers Aggregate Bond Index(1)       11.63     6.45     7.95
Lipper Corporate Debt BBB Rated Fund Average   7.99     5.26     8.27
Morningstar Intermediate-Term Bond Category    9.45     5.43     7.62

* Period from December 9, 1994, date Class B shares first offered to the public, through December 31, 2000.
** Period from June 30, 1999, date Class C shares first offered to the public, through December 31, 2000.
(1) This index is now the benchmark against which the Fund measures its performance. The Manager and portfolio manager believe it better represents the universe of investment choices open to the Fund under its investment philosophy. the index formerly used is also shown.


                                    Examples

The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                        1 Year  3 Years  5 Years 10 Years
 --------------------------------------------------------
    Class A              $578    $796    $1,032   $1,708
    Class B               601     911     1,234    1,865
    Class C               418     966     1,640    3,439
 You would  pay the  following  expenses  if you did not  redeem  your shares:

    Class A               578     796     1,032    1,708
    Class B               188     582     1,001    1,865
    Class C               316     966     1,640    3,439


                            Fund Operating Expenses*

                                     Class A   Class B  Class C
     Management Fees................   0.48%    0.48%   0.48%
     12b-1 Fees.....................   0.26     0.91    1.00
     Other Expenses.................   0.32     0.46    1.65

       Total Fund Operating Expenses   1.06%    1.85%   3.13%

     * Total Fund Operating Expenses for the year ended October 31, 2000.


INCOME-ORIENTED FUND

PRINCIPAL GOVERNMENT SECURITIES INCOME FUND, INC.
The Fund seeks a high level of current income, liquidity and safety of principal by purchasing obligations issued or guaranteed by the United States Government or its agencies, with emphasis on Government National Mortgage Association Certificates. The guarantees by the United States Government extends only to principal and interest. There are certain risks unique to GNMA Certificates.

Main Strategies
The Fund invests in U.S. Government securities, which include obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities. The Fund may invest in securities supported by:
o    full faith and credit of the U.S. Government (e.g. GNMA certificates); or
o    credit of the  instrumentality  (e.g. bonds issued by the Federal Home Loan
     Bank).
In addition, the Fund may invest in money market instruments.

The Fund invests in modified pass-through GNMA Certificates. GNMA Certificates are mortgage-backed securities representing an interest in a pool of mortgage loans. Various lenders make the loans which are then insured (by the Federal Housing Administration) or loans which are guaranteed (by Veterans Administration or Farmers Home Administration). The lender or other security issuer creates a pool of mortgages which it submits to GNMA for approval.

Owners of modified pass-through Certificates receive all interest and principal payments owed on the mortgages in the pool, regardless of whether or not the mortgagor has made the payment. Timely payment of interest and principal is guaranteed by the full faith and credit of the U.S. Government.

Main Risks
Although some of the securities the Fund purchases are backed by the U.S. government and its agencies, shares of the Fund are not guaranteed. When interest rates fall, the value of the Fund's shares rises, and when rates rise, the value declines. Because of the fluctuation in values of the Fund's shares, if you sell your shares when their value is less than the price you paid, you will lose money.

U.S. Government securities do not involve the degree of credit risk associated with investments in lower quality fixed-income securities. As a result, the yields available from U.S. Government securities are generally lower than the yields available from many other fixed-income securities. Like other fixed-income securities, the values of U.S. Government securities change as interest rates fluctuate. Fluctuations in the value of the Fund's securities do not effect interest income on securities already held by the Fund, but are reflected in the Fund's price per share. Since the magnitude of these fluctuations generally are greater at times when the Fund's average maturity is longer, under certain market conditions the Fund may invest in short-term investments yielding lower current income rather than investing in higher yielding longer term securities.

Mortgage-backed securities are subject to prepayment risk. Prepayments, unscheduled principal payments, may result from voluntary prepayment, refinancing or foreclosure of the underlying mortgage. When interest rates decline, significant unscheduled prepayments may result. These prepayments must then be reinvested at lower rates. Prepayments may also shorten the effective maturities of these securities, especially during periods of declining interest rates. On the other hand, during periods of rising interest rates, a reduction in prepayments may increase the effective maturities of these securities, subjecting them to the risk of decline in market value in response to rising interest and potentially increasing the volatility of the fund.

In addition, prepayments may cause losses on securities purchased at a premium (dollar amount by which the price of the bond exceeds its face value). At times, mortgage-backed securities may have higher than market interest rates and are purchased at a premium. Unscheduled prepayments are made at par and cause the Fund to experience a loss of some or all of the premium.

Investor Profile
The Fund is generally a suitable investment if you want monthly dividends to provide income or to be reinvested in additional Fund shares to produce growth and prefer to have the repayment of principal and interest on most of the securities in which the Fund invests to be backed by the U.S. Government or its agencies.



The Fund's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Fund by showing changes in the Fund's Class A share performance from year to year.



                              Annual Total Returns

1991    16.83
1992    6.13
1993    9.16
1994    -4.89
1995    91.19
1996    3.85
1997    9.69
1998    7.19
1999    0.01
2000    10.90

The year-to-date return as of December 31, 2000 for Class A shares is 10.90%, for Class B shares is 10.00% and for Class C shares is 8.97%.


The fund's highest/lowest quarterly returns during this time period were:

      Highest     6.38% (6-30-1995)
      Lowest     -4.38% (3-31-1994)


      Average annual total returns for the period ending December 31, 2000

This table shows how the Fund's average annual returns compare with those of a broad-based securities market index and an index of funds with similar investment objectives.

               Past One Past FivePast Ten
                 Year     Years   Years

     Class A     5.58%    5.22%    7.06%
     Class B     6.00     5.15     7.57*
     Class C     7.97     6.24**

                                             Past One Past FivePast Ten
                                               Year     Years   Years

Lehman Brothers GNMA Index                    11.11%    6.95%    7.92%
Lipper GNMA Fund Average                      10.41     5.90     7.13
Morningstar Intermediate Government
    Bond Category                             10.76     5.51     6.91

* Period from December 9, 1994, date Class B shares first offered to the public, through December 31, 2000.
** Period from June 30, 1999, date Class C shares first offered to the public, through December 31, 2000.


                                    Examples

The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                        1 Year  3 Years  5 Years 10 Years
 --------------------------------------------------------
    Class A              $566    $760    $  970   $1,575
    Class B               591     881     1,184    1,748
    Class C               369     820     1,400    2,973
 You would  pay the  following  expenses  if you did not  redeem  your shares:

    Class A               566     760       970    1,575
    Class B               178     551       949    1,748
    Class C               267     820     1,400    2,973


                            Fund Operating Expenses*

                                     Class A   Class B  Class C
     Management Fees................   0.46%    0.46%   0.46%
     12b-1 Fees.....................   0.27     0.98    1.00
     Other Expenses.................   0.21     0.31    1.18

       Total Fund Operating Expenses   0.94%    1.75%   2.64%

     * Total Fund Operating Expenses for the year ended October 31, 2000.


INCOME-ORIENTED FUND

PRINCIPAL HIGH YIELD FUND, INC.
The Fund seeks high current income primarily by purchasing high yielding, lower or non-rated fixed-income securities which are believed not to involve undue risk to income or principal. Capital growth is a secondary objective when consistent with the objective of high current income.

Main Strategies
The Fund invests in high yield, lower or unrated fixed-income securities. Fixed-income securities that are commonly known as "junk bonds" or high yield securities. These securities offer a higher yield than other, higher rated securities, but they carry a greater degree of risk and are considered to be speculative with respect to the issuer's ability to pay interest and repay principal.

The Fund invests its assets in securities rated Ba1 or lower by Moody's or BB+ or lower by S&P. The Fund may also invest in unrated securities which the Manager believes to be of comparable quality. The Fund does not invest in securities rated below Caa (Moody's) or below CCC (S&P) at the time of purchase. The SAI contains descriptions of the securities rating categories.


During the fiscal year ended October 31, 2000, the average ratings of the Fund's assets, based on market value at each month-end, were as follows (all ratings are by Moody's):
 0.89% in securities rated Baa          53.30% in securities rated B
 43.77% in securities rated Ba           1.85% in securities rated Caa
 0.12% in securities rated Ca            0.07% in securities rated D
The above percentage for securities rated Ba, B and D rated securities includes 2.89%, 2.52% and 0.08% respectively of unrated securities which have been determined by the Manager to be of comparable quality.


Main Risks
Investors assume special risks when investing in the Fund. Compared to higher rated securities, lower rated securities may:
o have a more volatile market value, generally reflecting specific events affecting the issuer;
o be subject to greater risk of loss of income and principal (issuers are generally not as financially secure);
o have a lower volume of trading, making it more difficult to value or sell the security; and
o be more susceptible to a change in value or liquidity based on adverse publicity and investor perception, whether or not based on factual analysis.

The market for higher-yielding, lower-rated securities has not been tested by an economic recession. An economic downturn may severely disrupt the market for these securities. This could cause financial stress to the issuer negatively affecting the issuer's ability to pay principal and interest. This may also negatively affect the value of the Fund's securities. In addition, if an issuer defaults the Fund may have additional expenses if it tries to recover the amounts due it.

Some securities the Fund buys have call provisions. A call provision allows the issuer of the security to redeem it before its maturity date. If a bond is called in a declining interest rate market, the Fund would have to replace it with a lower yielding security. This results in a decreased return for investors. In addition, in a rising interest rate market, a higher yielding security's value decreases. This is reflected in a lower share price for the Fund.

The Fund tries to minimize the risks of investing in lower rated securities by diversification, investment analysis and attention to current developments in interest rates and economics conditions. Although the Fund's Manager considers securities ratings when making investment decisions, it performs its own investment analysis. This analysis includes traditional security analysis considerations such as:
o    experience and managerial strength
o    changing financial condition
o    borrowing requirements or debt maturity schedules
o    responsiveness to changes in business conditions
o    relative value based on anticipated cash flow
o    earnings prospects

The Manager continuously monitors the issuers of the Fund's securities to determine if the issuers will have sufficient cash flow and profits to meet required principal and interest payments. It also monitors each security to assure the security's liquidity so the Fund can meet requests for sales of Fund shares.

For defensive purposes, the Fund may invest in other securities. During periods of adverse market conditions, the Fund may invest in all types of money market instruments, higher rated fixed-income securities or any other fixed-income securities consistent with the temporary defensive strategy. The yield to maturity on these securities is generally lower than the yield to maturity on lower rated fixed-income securities.

Investor Profile
The Fund is generally a suitable investment if you are seeking monthly dividends to provide income or to be reinvested in Fund shares for growth. However, it is suitable only for that portion of your investments for which you are willing to accept potentially greater risk. You should carefully consider your ability to assume the risks of this Fund before making an investment and be prepared to maintain your investment in the Fund during periods of adverse market conditions. This Fund should not be relied on to meet short-term financial needs. As with all mutual funds, the value of the Fund's assets may rise or fall. If you sell your shares when their value is less than the price you paid, you will lose money.



The Fund's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Fund by showing changes in the Fund's Class A share performance from year to year.


                              Annual Total Returns

1991    28.74
1992    13.09
1993    12.10
1994    -0.65
1995    15.61
1996    12.54
1997    9.68
1998    -1.28
1999    0.97
2000    -6.96

The year-to-date return as of December 31, 2000 for Class A shares is -6.96%, for Class B shares is -7.77% and for Class C shares is -10.68%.

The fund's highest/lowest quarterly returns during this time period were:

     Highest     9.75% (3-31-1991)
     Lowest     -6.52% (9-30-1998)


      Average annual total returns for the period ending December 31, 2000

This table shows how the Fund's average annual returns compare with those of a broad-based securities market index and an index of funds with similar investment objectives.

               Past One Past FivePast Ten
                 Year     Years   Years

     Class A   -11.40%    1.76%    7.41%
     Class B   -11.16     1.53     3.92*
     Class C   -11.51    -7.11**

                                             Past One Past FivePast Ten
                                               Year     Years   Years

Lehman Brothers High Yield Composite Bond Index-5.86%   4.27%   11.16%
Lipper High Current Yield Fund Average        -8.38     3.51    10.07
Morningstar High Yield Bond Category          -9.12     3.25     9.98

* Period from December 9, 1994, date Class B shares first offered to the public, through December 31, 1999.
** Period from June 30, 1999, date Class C shares first offered to the public, through December 31, 1999.

                                    Examples

The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                         1 Year  3 Years  5 Years 10 Years
  --------------------------------------------------------
     Class A              $615    $ 909   $1,225   $2,117
     Class B               639    1,029    1,434    2,285
     Class C               615    1,544    2,570    5,119
  You would  pay the  following  expenses  if you did not  redeem  your shares:

     Class A               615      909    1,225    2,117
     Class B               228      703    1,205    2,285
     Class C               518    1,544    2,570    5,119


                            Fund Operating Expenses*


                                     Class A   Class B  Class C
     Management Fees................   0.60%    0.60%   0.60%
     12b-1 Fees.....................   0.25     0.90    1.00
     Other Expenses.................   0.59     0.75    3.56

       Total Fund Operating Expenses   1.44%    2.25%   5.16%

     * Total Fund Operating Expenses for the year ended October 31, 2000.


INCOME-ORIENTED FUND

PRINCIPAL LIMITED TERM BOND FUND, INC.
The Fund seeks a high level of current income consistent with a relatively high level of principal stability by investing in a portfolio of securities with a dollar weighted average maturity of five years or less.

Main Strategies
The Fund invests in high grade, short-term debt securities. Under normal circumstances, it invests at least 80% of its assets in:
o securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities;
o debt securities of U.S. issuers rated in the three highest grades by S&P or Moody's; or
o if unrated, are of comparable quality in the opinion of the Sub-Advisor, Invista.

The rest of the Fund's assets are invested in securities in the fourth highest rating category or their equivalent. Securities in the fourth highest category are "investment grade." While they are considered to have adequate capacity to pay interest and repay principal, they do have speculative characteristics. Changes in economic and other conditions are more likely to impact the ability of the issuer to make principal and interest payments than is the case with higher rated securities.

Main Risks
The Fund may invest in corporate debt securities and mortgage-backed securities. When interest rates fall, the price of a bond rises and when interest rates rise, the price declines. In addition, the value of the corporate debt securities held by the Fund may be affected by factors such as credit rating of the entity that issued the bond and effective maturities of the bond. Lower quality and longer maturity bonds will be subject to greater credit risk and price fluctuations than higher quality and short maturity bonds.

Mortgage-backed securities are subject to prepayment risk. When interest rates decline, significant unscheduled prepayments may result. These prepayments must then be reinvested at lower rates. Prepayments may also shorten the effective maturities of these securities, especially during periods of declining interest rates. On the other hand, during periods of rising interest rates, a reduction in prepayments may increase the effective maturities of these securities, subjecting them to the risk of decline in market value in response to rising interest. This may increase the volatility of the Fund.

Under normal circumstances, the Fund maintains a dollar-weighted average maturity of not more than five years. In determining the average maturity of the Fund's assets, the maturity date of callable or prepayable securities may be adjusted to reflect Invista's judgment regarding the likelihood of the security being called or prepaid.

Under unusual market or economic conditions, for temporary defensive purposes the Fund may invest up to 100% of its assets in the cash or cash equivalents.

However, as with all mutual funds, the value of the Fund's assets may rise or fall. If you sell your shares when their value is less than the price you paid, you will lose money.

Investor Profile
The Fund is generally a suitable investment if you want monthly dividends to generate income or to reinvest for modest growth. You must be willing to accept some volatility in the value of your investment but do not want dramatic volatility.



The Fund's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Fund by showing changes in the Fund's Class A share performance from year to year.


                              Annual Total Returns

1997    6.33
1998    6.70
1999    0.96
2000    8.67

The year-to-date return as of December 31, 2000 for Class A shares is 8.67%, for Class B shares is 8.36% and for Class C shares is 8.34%.

The fund's highest/lowest quarterly results during this time period were:

      Highest     2.99% (9-30-1998)
      Lowest     -0.49% (6-30-1999)


      Average annual total returns for the period ending December 31, 2000

This table shows how the Fund's average annual returns compare with those of a broad-based securities market index and an index of funds with similar investment objectives.

               Past One Past Five
                 Year     Years

     Class A     7.09%    5.33%*
     Class B     7.11     5.18*
     Class C     7.84     6.06**

                                                  Past One Past FivePast Ten
                                                    Year     Years   Years

Lehman Brothers Intermediate
   Government/Corporate Index                      10.12%    6.11%    7.35%
Lipper Short-Intermediate Investment Grade Debt
   Fund Average                                     8.27     5.38     6.58
Morningstar Short-Term Bond Category                8.14     5.43     6.52

* Period from February 29, 1996, date shares first offered to the public, through December 31, 2000.
** Period from June 30, 1999, date Class C shares first offered to the public, through December 31, 2000.

                                    Examples

The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                         1 Year  3 Years  5 Years 10 Years
 ---------------------------------------------------------
     Class A              $270    $525     $ 800   $1,583
     Class B               325     688     1,100    1,976
     Class C               341     889     1,513    3,195
  You would  pay the  following  expenses  if you did not  redeem  your shares:

     Class A               270     525       800    1,583
     Class B               196     606     1,042    1,976
     Class C               290     889     1,513    3,195


                            Fund Operating Expenses*



                                     Class A   Class B  Class C
     Management Fees................   0.29%    0.00%   0.00%
     12b-1 Fees.....................   0.15     0.48    0.50
     Other Expenses.................   0.55     0.86    0.84

       Total Fund Operating Expenses   0.99%    1.34%   1.34%


     * Total Fund Operating Expenses for the year ended October 31, 2000.


INCOME-ORIENTED FUND

PRINCIPAL TAX-EXEMPT BOND FUND, INC.
The Fund seeks as high a level of current income exempt from federal income tax as is consistent with preservation of capital. The Fund seeks to achieve its objective primarily through the purchase of investment grade quality, tax-exempt fixed-income obligations.

Main Strategies and Risks
The Fund invests in a diversified portfolio of securities issued by or on behalf of state or local governments and other public authorities. In the opinion of the issuer's bond counsel, interest on these obligations is exempt from federal income tax. Investment in the Fund is not appropriate for IRA or other tax-advantaged accounts.

Under normal market conditions, the Fund invests at least 80% of its assets in municipal obligations. At the time these securities are purchased, they are: municipal bonds which are rated in the four highest grades by Moody's; municipal notes rated in the highest grade by Moody's; municipal commercial paper rated in the highest grade by Moody's or S & P; or if unrated, are of comparable quality in the opinion of the Manager. During normal market conditions, the Fund will not invest more than 20% of its assets in securities that do not meet the criteria stated above; taxable securities; or municipal obligations the interest on which is treated as a tax preference item for purposes of the federal alternative minimum tax. The Fund may also invest in taxable securities which mature one year or less from the time of purchase. These taxable investments are generally made for liquidity purposes or as a temporary investment of cash pending investment in municipal obligations. Under unusual market or economic conditions and for temporary defensive purposes, the Fund may invest more than 20% of its assets in taxable securities.

Up to 20% of Fund assets may be invested in fixed-income securities rated lower than BBB by S&P or Baa by Moody's. The Fund will not purchase municipal bonds rated lower than B by Moody's or S&P. It also will not buy municipal notes or commercial paper which are unrated or are not comparable in quality to rated securities.

Main Risks
The Fund may not invest more than 5% of its assets in the securities of any one issuer (except the U.S. Government) but may invest without limit in obligations of issuers located in the same state. It may also invest in debt obligations which are repayable out of revenue from economically related projects or facilities. This represents a risk to the Fund since an economic, business or political development or change affecting one security could also affect others.

The Fund may purchase industrial development bonds. These securities are issued by industrial development authorities. They may only be backed by the assets and revenues of the industrial corporation which uses the facility financed by the bond.

Fixed-income securities that are not investment grade are commonly referred to as "junk bonds" or high yield securities. These securities offer a higher yield than other, higher rated securities, but they carry a greater degree of risk and are considered speculative by the major credit rating agencies.

When interest rates fall, the price of a bond rises and when interest rates rise, the price declines. The value of debt securities may also be affected by factors such as credit rating of the entity that issued the bond and effective maturities of the bond. Lower quality and longer maturity bonds will be subject to greater credit risk and price fluctuations than higher quality and short maturity bonds.

As with all mutual funds, the value of the Fund's assets may rise or fall. If you sell your shares when their value is less than the price you paid, you will lose money.

Investor Profile
The Fund is generally a suitable investment if you are seeking monthly, federally tax-exempt dividends to produce income or to be reinvested for modest growth and are willing to accept fluctuations in the value of your investment.



The Fund's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Fund by showing changes in the Fund's Class A share performance from year to year.


                              Annual Total Returns

1991    12.07
1992    9.62
1993    12.44
1994    -9.44
1995    20.72
1996    4.60
1997    9.19
1998    5.08
1999    -3.17
2000    7.96

The year-to-date return as of December 31, 2000 for Class A shares is 7.96%, for Class B shares is 7.75% and for Class C shares is 5.57%.

The fund's highest/lowest quarterly returns during this time period were:

     Highest     9.13% (3-31-1995)
     Lowest     -7.08% (3-31-1994)


      Average annual total returns for the period ending December 31, 2000

This table shows how the Fund's average annual returns compare with those of a broad-based securities market index and an index of funds with similar investment objectives.

               Past One Past FivePast Ten
                 Year     Years   Years

     Class A     2.84%    3.62%    6.08%
     Class B     3.75     3.74     6.71*
     Class C     4.57     1.60**

                                              Past One Past FivePast Ten
                                                Year     Years   Years

 Lehman Brothers Municipal Bond Index          11.68%    6.67%    7.74%
 Lipper General Municipal Debt Fund Average    10.83     4.66     6.68
 Morningstar Muni National Long Category       10.17     4.51     6.60

* Period from December 9, 1994, date Class B shares first offered to the public, through December 31, 2000.
** Period from June 30, 1999, date Class C shares first offered to the public, through December 31, 2000.


                                    Examples

The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                        1 Year  3 Years  5 Years 10 Years
 --------------------------------------------------------
    Class A              $561    $742    $  939   $1,508
    Class B               554     768       989    1,450
    Class C               419     969     1,645    3,448
 You would  pay the  following  expenses  if you did not  redeem  your shares:

    Class A               561     742       939    1,508
    Class B               139     434       750    1,450
    Class C               317     969     1,645    3,448


                            Fund Operating Expenses*

                                     Class A   Class B  Class C
     Management Fees................   0.48%    0.48%   0.48%
     12b-1 Fees.....................   0.27     0.69    1.00
     Other Expenses.................   0.13     0.20    1.66

       Total Fund Operating Expenses   0.88%    1.37%   3.14%


     * Total Fund Operating Expenses for the year ended October 31, 2000.


MONEY MARKET FUND

PRINCIPAL CASH MANAGEMENT FUND, INC.

The Fund seeks as high a level of income available from short-term securities as is considered consistent with preservation of principal and maintenance of liquidity by investing in a portfolio of money market instruments.

Main Strategies
The Fund invests its assets in a portfolio of money market instruments. The investments are U.S. dollar denominated securities which the Manager believes present minimal credit risks. At the time the Fund purchases each security, it is an "eligible security" as defined in the regulations issued under the Investment Company Act of 1940.

The Fund maintains a dollar weighted average portfolio maturity of 90 days or less. It intends to hold its investments until maturity. However, the Fund may sell a security before it matures:
o    to take advantage of market variations;
o    to generate cash to cover sales of Fund shares by its shareholders; or
o    upon revised credit opinions of the security's issuer.
The sale of a security by the Fund before maturity may not be in the best interest of the Fund. The Fund does have an ability to borrow money to cover the sale of Fund shares. The sale of portfolio securities is usually a taxable event.

It is the policy of the Fund to be as fully invested as possible to maximize current income. Securities in which the Fund invests include:
o government securities which are issued or guaranteed by the U.S. Government, including treasury bills, notes and bonds;
o U.S. Government agency securities which are issued or guaranteed by agencies or instrumentalities of the U.S. Government. These are backed either by the full faith and credit of the U.S. Government or by the credit of the particular agency or instrumentality;
o    bank obligations consisting of:
     o certificates of deposit which generally are negotiable certificates against funds deposited in a commercial bank; or
     o bankers acceptances which are time drafts drawn on a commercial bank, usually in connection with international commercial transactions.
o commercial paper which is short-term promissory notes issued by U.S. or foreign corporations primarily to finance short-term credit needs;
o short-term corporate debt consisting of notes, bonds or debentures which at the time of purchase by the Fund has 397 days or less remaining to maturity;
o repurchase agreements under which securities are purchased with an agreement by the seller to repurchase the security at the same price plus interest at a specified rate. Generally these have a short maturity (less than a week) but may also have a longer maturity; and
o taxable municipal obligations which are short-term obligations issued or guaranteed by state and municipal issuers which generate taxable income.

Main Risks
As with all mutual funds, the value of the Fund's assets may rise or fall. Although the Fund seeks to preserve the value of an investment at $1.00 per share, it is possible to lose money by investing in the Fund if you sell your shares when their value is less than the price you paid. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Investor Profile
The Fund is generally a suitable investment if you are seeking monthly dividends to produce income without incurring much principal risk or your short-term needs.



The Fund's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Fund by showing changes in the Fund's Class A share performance from year to year.


                              Annual Total Returns

1991    5.80
1992    3.38
1993    2.63
1994    3.77
1995    5.44
1996    4.96
1997    4.88
1998    5.15
1999    4.63
2000    5.89

The 7-day yield for the period ended December 31, 2000 for Class A shares is 5.94%, for Class B shares is 5.20% and for Class C shares is 4.30%. To obtain the Fund's current yield information, please call 1-800-247-4123.


      Average annual total returns for the period ending December 31, 2000

This table shows the Fund's average annual returns over the periods indicated.

               Past One Past FivePast Ten
                 Year     Years   Years
     Class A     5.89%    5.15%    4.69%
     Class B     5.12     4.36     4.41*
     Class C     3.19     3.25**

* Period from December 9, 1994, date Class B shares first offered to the public, through December 31, 2000.
** Period from June 30, 1999, date Class C shares first offered to the public, through December 31, 2000.


                                    Examples

The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                        1 Year  3 Years  5 Years 10 Years
 --------------------------------------------------------
    Class A              $ 72    $224    $  390   $  871
    Class B               550     756       968    1,347
    Class C               423     980     1,664    3,485
 You would  pay the  following  expenses  if you did not  redeem  your shares:

    Class A                72     224       390      871
    Class B               135     421       729    1,347
    Class C               321     980     1,664    3,485


                            Fund Operating Expenses*

                                     Class A   Class B  Class C
     Management Fees................   0.43%    0.43%   0.43%
     12b-1 Fees.....................    0.00    0.46    1.00
     Other Expenses.................   0.27     0.44    1.75

       Total Fund Operating Expenses   0.70%    1.33%   3.18%

     * Total Fund Operating Expenses for the year ended October 31, 2000.


THE COSTS OF INVESTING

Fees and Expenses of the Funds

This table describes the fees and expenses that you may pay if you buy and hold shares of a Fund.

                               Shareholder Fees
                    (fees paid directly from your investment)

                                          Class A Shares                    Class B Shares                      Class C Shares

                                                                     Maximum Deferred Sales Charge             Maximum Deferred
                                       Maximum Sales Charge        (as a percentage of the lower of            Sales Charge on
                                           on Purchases               the original purchase price              Purchases (as a
                                        (as a percentage of             or market value at the                  percentage of
                                          offering price)                 time of redemption)                   offering price)
                                                                          Redemptions During                  Redemptions During
                                                                                 Year                               Year 1
                                                                1      2     3      4     5      6     7
                                                 -------------------------------------------------------
   All Funds except LargeCap Stock Index,
     Limited Term Bond
     and Cash Management Funds                 4.75%           4%     4%    3%     3%    2%     1%    0%            1.00%
   LargeCap Stock Index and
     Limited Term Bond Funds                   1.50%          1.25%  1.25% .75%   .75%  .50%   .25%   0%            .50%
   Cash Management Fund                        None            4%     4%    3%     3%    2%     1%    0%            1.00%

   Notes:
     o    Shares do not have an exchange or redemption fee.
     o    A wire charge of $6.00 will be deducted for all wire transfers.
     o Class A shares have no deferred sales charge on sales of less than $1 million.
     o    Class B and Class C shares have no front-end sales charge.

Fees and expenses are important because they lower your earnings. However, low costs do not guarantee higher earnings. For example, a fund with no front-end sales charge may have higher ongoing expenses than a fund with such a sales charge. Before investing, you should be sure you understand the nature of different costs. Your Registered Representative can help you with this process.

One-time fees. You may pay a one-time sales charge for each purchase (Class A shares) or redemption (Class B or Class C shares).
o Class A shares may be purchased at a price equal to the share price plus an initial sales charge.
o Investments of $1 million or more of Class A shares are sold without an initial sales charge but may be subject to a contingent deferred sales charge (CDSC) at the time of redemption.
o Class B and Class C shares have no initial sales charge but may be subject to a CDSC. If you sell (redeem) shares and the CDSC is imposed, it will reduce the amount of sales proceeds.

Choosing a Share Class
You may purchase Class A, Class B or Class C shares of each Fund. Your decision to purchase a particular class depends on a number of factors including:
o    the dollar amount you are investing;
o    the amount of time you plan to hold the investment; and
o    any plans to make additional investments in the Principal Mutual Funds.

In addition, you might consider:
o Class A shares if you are making an investment that qualifies for a reduced sales charge;
o Class B shares if you prefer not to pay an initial sales charge and you plan to hold your investment for at least six years; or
o Class C shares if you prefer not to pay an initial sales charge and you plan to hold your investment for only a few years.

The difference between the share Classes is their expenses. Because of their expenses, Class A shares tend to outperform Class C shares when the amount invested is higher and/or the money is invested for a longer period of time. If you plan on purchasing shares, but are unsure which Class to select, this table may assist you. Class A shares may be advantageous over Class C shares when:

       The amount invested is        The holding period of the investment is

   Less than $50,000                           Greater than 5 years
   $50,000 but less than $100,000              Greater than 5 years
   $100,000 but less than $250,000             Greater than 4 years
   $250,000 but less than $500,000             Greater than 4 years
   $500,000 but less than $1,000,000           Greater than 1 year

Class A Shares
o    You generally pay a sales charge on an investment in Class A shares.
o Class A shares generally have lower annual operating expenses than Class B or Class C shares. o If you invest $50,000 or more, the sales charge is reduced.
o You are not assessed a sales charge on purchases of Class A shares of $1 million or more. A deferred sales charge may be imposed if you sell those shares within eighteen months of purchase.

Class B Shares
o    You do not pay a sales charge on an investment in Class B shares.
o If you sell your Class B shares within six years from the date of purchase, you may pay a deferred sales charge.
o If you keep your Class B shares for seven years, your Class B shares automatically convert to Class A shares without a charge.
o Class B shares generally have higher annual operating expenses than Class A shares.

Class C Shares
o    You do not pay a sales charge on an investment in Class C shares.
o If you sell your Class C shares within one year from the date of purchase, you may pay a deferred sales charge.
o Class C shares generally have higher annual operating expenses than Class A or Class B shares.

Front-end sales charge: Class A shares
There is no sales charge on purchases of Class A shares of the Cash Management Fund. Class A shares of the other Funds are purchased with a sales charge that is a variable percentage based on the amount of the purchase. There is no sales charge on shares of a Fund purchased with reinvested dividends or other distributions. Your sales charge may be reduced for larger purchases as indicated below.

                                         All Funds (Except           Sales Charge for
                                          LargeCap Stock             LargeCap Stock
                                      Index and Limited Term      Index and Limited Term
                                            Bond Funds)                 Bond Funds              Dealers Allowance as
                                       Sales Charge as % of:       Sales Charge as % of:         % of Offering Price

                                                                                           All Funds Except   LargeCap Stock
                                                                                            LargeCap Stock       Index and
                                      Offering    Net Amount      Offering    Net Amount       Index and       Limited Term
           Amount invested              Price      Invested         Price      Invested    Limited Term Bond       Bond

     Less than $50,000                  4.75%        4.99%          1.50%        1.52%          4.00%              1.25%
     $50,000 but less than $100,000     4.25%        4.44%          1.25%        1.27%          3.75%              1.00%
     $100,000 but less than $250,000    3.75%        3.90%          1.00%        1.10%          3.25%              0.75%
     $250,000 but less than $500,000    2.50%        2.56%          0.75%        0.76%          2.00%              0.50%
     $500,000 but less than $1,000,000  1.50%        1.52%          0.50%        0.50%          1.25%              0.25%
     $1,000,000 or more                 0            0              0            0              0.75%              0.25%

The front-end sales charge is waived on an investment of $1 million or more in Class A shares. There may be a CDSC on shares sold within 18 months of the purchase date. The CDSC does not apply to shares purchased with reinvested dividends or other distributions. The CDSC is calculated as 0.75% of the lesser of the market value at the time of the redemption or the initial purchase price of the shares sold. The CDSC is waived on shares sold to fund a Principal Mutual Fund 401(a) or Principal Mutual Fund 401(k) retirement plan, except redemptions which are the result of termination of the plan or transfer of all plan assets. The CDSC is also waived on shares sold:
o    to satisfy IRS minimum distribution rules; and
o using a periodic withdrawal plan. (You may sell up to 10% of the value of the shares (as of December 31 of the prior year) subject to a CDSC without paying the CDSC.)

In the case of selling some but not all of the shares in an account, the shares not subject to a sales charge are redeemed first. Other shares are redeemed in the order purchased (first in, first out). Shares subject to the CDSC which are exchanged into another Principal Mutual Fund continue to be subject to the CDSC until the CDSC expires.

Broker-dealers that sell Principal Mutual Funds are paid a certain percentage of the sales charge in exchange for their services. At the option of Princor Financial Services Corporation ("Princor"), the amount paid to a dealer may be more or less than that shown in the chart above. The amount paid depends on the services provided. Amounts paid to dealers on purchases without a front-end sales charge are determined by and paid for by Princor.

SALES CHARGE WAIVER OR REDUCTION (Class A shares)

Class A shares of the Funds may be purchased without a sales charge or at a reduced sales charge. The Funds reserve the right to change or stop offering shares in this manner at any time for new accounts and with 60 days notice to shareholders of existing accounts.


Waiver of sales charge (Class A shares)
----------------------
A Fund's Class A shares may be purchased without a sales charge:
o by its Directors, Principal Life and its subsidiaries and affiliates, and their employees, officers, directors (active or retired), brokers or agents. This also includes their immediate family members (spouse, children (regardless of age) and parents) and trusts for the benefit of these individuals;
o    by the Principal Employees' Credit Union;
o by non-ERISA clients of Invista Capital Management, LLC, Principal Capital Management LLC and Principal Capital Income Investors LLC;
o by any employee or Registered Representative (and their employees) of an authorized broker-dealer;
o through a "wrap account" offered by Princor or through broker-dealers, investment advisors and other financial institutions that have entered into an agreement with Princor which includes a requirement that such shares be sold for the benefit of clients participating in a "wrap account" or similar program under which clients pay a fee to the broker-dealer, investment advisor or financial institution;
o by unit investment trusts sponsored by Principal Life Insurance Company and/or its subsidiaries or affiliates;
o to the extent the purchase proceeds represent a distribution from a terminating 401(a) plan if (a) such purchase is made through a representative of Princor Financial Services Corporation who is a home office employee of Principal Life Insurance Company and the purchase proceeds represent a distribution from a terminating 401(a) plan administered by Principal Life Insurance Company or any of its affiliates, or (b) the employer or plan trustee has entered into a written agreement with Princor permitting the group solicitation of active employees/ plan participants. Such purchases are subject to the CDSC which applies to purchases of $1 million or more as described above; and
o to fund non-qualified plans administered by Principal Life pursuant to a written service agreement.


Class A shares may also be purchased without a sales charge if your Registered Representative has recently become affiliated with a broker-dealer authorized to sell shares of the Principal Mutual Funds. The following conditions must be met:
o your purchase of Class A shares must take place within the first 180 days of your Registered Representative's affiliation with the authorized broker-dealer;
o your investment must represent the sales proceeds from other mutual fund shares (you must have paid a front-end sales charge or a CDSC) and the sale must occur within the 180 day period; and
o you must indicate on your Principal Mutual Fund application that you are eligible for waiver of the front-end sales charge.
o    You must send us either:
     o the check for the sales proceeds (endorsed to Principal Mutual Funds) or
     o a copy of the confirmation statement from the other mutual fund showing the sale transaction. If you place your order to buy Principal Mutual Fund shares on the telephone, you must send us a copy of the confirmation within 21 days of placing the order. If we do not receive the confirmation within 21 days, we will sell enough of your Class A shares to pay the sales charge that otherwise would have been charged.

     NOTE: Please be aware that the sale of your other mutual fund shares may be subject to federal (and state) income taxes. In addition, you may pay a surrender charge to the other mutual fund.

Reduction of sales charge (Class A shares)
-------------------------
1) Dollar amount of purchase. The sales charge varies with the size of your purchase. Reduced charges apply to the total of Principal Mutual Funds' (excluding the Cash Management Fund) shares purchased at one time by any "Qualified Purchaser." A Qualified Purchaser includes an individual and his/her spouse and their children under the age of 25, a trust primarily for such persons, and a trustee or other fiduciary purchasing for a single trust estate or single fiduciary account. If the total amount being invested in the Principal Mutual Funds is near a sales charge breakpoint, you should consider increasing amount invested to take advantage of a lower sales charge. A purchase made by or through an employer on behalf of an employee or employees (including independent contractors) is also considered a purchase by a Qualified Purchaser.

2) Statement of intention (SOI). Qualified Purchasers may obtain reduced sales charges by signing an SOI. The SOI is a nonbinding obligation on the Qualified Purchaser to purchase the full amount indicated in the SOI. The sales charge is based on the total amount to be invested in a 13 month period (24 months if the intended investment is $1 million or more). Upon your request, we will set up a 90-day lookback period to include earlier purchases - the 13 (24) month period then begins on the date of your first purchase during the 90-day period. If the intended investment is not made, sufficient shares will be sold to pay the additional sales charge due. A 401(a) plan trustee must submit the SOI at the time of the first plan purchase. The 90-day lookback period is not available to a 401(a) plan trustee.

3) Rights of accumulation. The Class A, Class B and Class C shares already owned by a Qualified Purchaser are added to the amount of the new purchase to determine the applicable sales charge percentage. Class A shares of the Cash Management Fund are not included in the calculation unless they were acquired in exchange for other Principal Mutual Fund shares.


4) The sales charge table below applies to the following types of purchases of Class A shares:
     o investment of death benefit proceeds from a life insurance policy or certain annuity contracts issued by Principal Life (or its subsidiaries or affiliates) within one year of the insured's death; and
     o by employer sponsored retirement plans (SIMPLE IRA, SEPs, SAR-SEPs, non-qualified deferred compensation plans and Payroll Deduction Plans) if the employer is a member of the Pennsylvania Chamber of Commerce.


                                                               Sales Charge as a % of:                Dealer Allowance

                                                          Offering               Net Amount               as % of
           Amount of Purchase                               Price                 Invested             Offering Price

         Less than $500,000                                2.50%                   2.56%                   2.10%
         $500,000 but less than $1,000,000                 1.50%                   1.52%                   1.25%
         $1,000,000 or more                            no sales charge

5)   Employer  sponsored  plans.  Retirement  plans meeting the  requirements of
     Section 401 of the Internal Revenue Code (401(k), Profit Sharing and Money Purchase Pension Plans) and other employer sponsored retirement plans (Principal Mutual Fund 403(b), SIMPLE IRAs, SEPs, SAR-SEPs, non-qualified deferred compensation plans, and Payroll Deduction Plans).
     o Principal Mutual Fund 401(a) Plans. The trustee chooses to fund the plan with either Class A, Class B or Class C shares when the plan is established.
     o Other employer sponsored retirement plans. Each participant chooses Class A, Class B or Class C shares at the time of their first contribution into the plan.
     o    If Class A shares are used:
          o all plan investments are treated as made by a single investor to determine the applicable sales charge;
          o the sales charge for investments of less than $250,000 is 3.75% as a percentage of offering price; and
          o if the investment is $250,000 or more, the regular sales charge table is used.
     o If Class B shares are used, contributions into the plan after the plan assets are $250,000 or more are used to buy Class A shares.
     o Investments outside of a plan are not included with plan assets to determine the applicable sales charge.

Contingent deferred sales charge: Class B and Class C shares
o The CDSC does not apply to shares purchased with reinvested dividends or other distributions.
o The amount of the CDSC is a percentage based on the number of years you own the shares multiplied by the lesser of the market value at the time of the redemption or the initial purchase price of the shares sold.
o In the case of selling some but not all of the shares in an account, the shares not subject to a sales charge are redeemed first. Other Class B shares are redeemed in the order purchased (first in, first out). In processing redemptions for other Class C shares, shares held for the shortest period of time during the one year period are next redeemed. As a result of these methods, you pay the lowest possible CDSC.
o Using a periodic withdrawal plan, you may sell up to 10% of the value of the shares (as of the last business day of December of the prior year) subject to a CDSC without paying the CDSC.
o Shares subject to the CDSC which are exchanged into another Principal Mutual Fund continue to be subject to the CDSC until the CDSC expires.
o    Princor receives the proceeds of any CDSC.

Class B shares
A CDSC may be imposed on Class B shares sold within six years of purchase (five years for certain sponsored plans). Class B shares automatically convert into Class A shares (based on share prices, not numbers of shares) seven years after purchase. Class B shares provide you the benefit of putting all your dollars to work from the time of investment, but (until conversion) have higher ongoing fees and lower dividends than Class A shares.

The Class B share CDSC, if any, is determined by multiplying the lesser of the market value at the time of redemption or the initial purchase price of the shares sold by the appropriate percentage from the table below:


                             Class B Share CDSC as a
                  Percentage of Dollar Amount Subject to Charge

                                                                                           For Certain Sponsored Plans
                                                                                             Commenced After 2/1/98

                                      All Funds Except         LargeCap Stock          All Funds Except        LargeCap Stock
                                       LargeCap Stock             Index and             LargeCap Stock            Index and
      Years Since Purchase         Index and Limited Term        Limited Term        Index and Limited Term     Limited Term
Payments Made Bond Funds                  Bond Funds             Bond Funds               Bond Funds

  2 years or less                            4.00%                  1.25%                   3.00%                  .75%
  more than 2 years, up to 4 years           3.00                   0.75                    2.00                   .50
  more than 4 years, up to 5 years           2.00                   0.50                    1.00                   .25
  more than 5 years, up to 6 years           1.00                   0.25                    None                    None
  more than 6 years                          None                   None                    None                    None

Class C shares
A CDSC of 1% may be imposed on Class C shares sold within one year of purchase. No CDSC is imposed on increases in account value above the initial purchase price (including shares acquiring from the reinvestment of dividends or capital gains distributions). Class C shares do not convert to any other class of Fund shares.

Waiver of the sales charge (Class B and Class C shares)
--------------------------
The CDSC is waived on sales of Class B shares and of Class C shares which are sold:
o    due to a shareholder's death;
o    due to the  shareholder's  disability,  as defined in the Internal  Revenue
     Code;
o    from retirement plans to satisfy minimum distribution rules under the Code;
o    to pay surrender charges;
o    to pay retirement plan fees;
o    involuntarily from small balance accounts;
o    through a systematic withdrawal plan (certain limits apply);
o from a retirement plan to assure the plan complies with Sections 401(k), 401(m), 408(k) or 415 of the Code; or
o from retirement plans qualified under Section 401(a) of the Code due to the plan participant's death, disability, retirement or separation from service after attaining age 55.

Ongoing fees. Each Fund pays ongoing fees to its Manager, Underwriter and others who provide services to the Fund. They reduce the value of each share you own.

Distribution (12b-1) Fees
Each of the Funds (except the Cash Management Fund for Class A shares) has adopted a Distribution Plan under Rule 12b-1 of the Investment Company Act of 1940. Under the Plan, the Fund pays a fee to Princor based on the average daily net asset value of the Fund. These ongoing fees pay expenses relating to distribution fees for the sale of Fund shares and for services provided by Princor and other selling dealers to shareholders. Because they are ongoing fees, over time they may exceed other types of sales charges.

The maximum 12b-1 fees that may be paid by the Funds on an annual basis are:

o    Class A shares (except Cash Management, LargeCap Stock Index and Limited Term Bond)        0.25%
o    Class A shares of LargeCap Stock Index and Limited Term Bond                               0.15%
o    Class B shares (except LargeCap Stock Index and Limited Term Bond)                         1.00%
o    Class B shares of LargeCap Stock Index and Limited Term Bond                               0.50%
o    Class C shares (except LargeCap Stock Index and Limited Term Bond)                         1.00%
o    Class C shares of LargeCap Stock Index and Limited Term Bond                               0.50%

CERTAIN INVESTMENT STRATEGIES AND RELATED RISKS

The Statement of Additional Information (SAI) contains additional information about investment strategies and their related risks.


Securities and Investment Practices
Equity securities include common stocks, preferred stocks, depositary receipts, convertible securities, rights and warrants. Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation. Although equity securities have a history of long-term growth in value, their prices fluctuate based on changes in a company's financial condition and in overall market and economic conditions. Smaller companies are especially sensitive to these factors.


Fixed-income securities include bonds and other debt instruments that are used by issuers to borrow money from investors. The issuer generally pays the investor a fixed, variable or floating rate of interest. The amount borrowed must be repaid at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are sold at a discount from their face values.

Fixed-income securities are sensitive to changes in interest rates. In general, bond prices rise when interest rates fall and fall when interest rates rise. Longer term bonds and zero coupon bonds are generally more sensitive to interest rate changes.

Bond prices are also affected by the credit quality of the issuer. Investment grade debt securities are medium and high quality securities. Some bonds, such as "junk" bonds, may have speculative characteristics and may be particularly sensitive to economic conditions and the financial condition of the issuers.

Repurchase Agreements and Loaned Securities
Each of the Funds may invest a portion of its assets in repurchase agreements. Repurchase agreements typically involve the purchase of debt securities from a financial institution such as a bank, savings and loan association or broker-dealer. A repurchase agreement provides that the Fund sells back to the seller and that the seller repurchases the underlying securities at a specified price on a specific date. Repurchase agreements may be viewed as loans by a Fund collateralized by the underlying securities. This arrangement results in a fixed rate of return that is not subject to market fluctuation while the Fund holds the security. In the event of a default or bankruptcy by a selling financial institution, the affected Fund bears a risk of loss. To minimize such risks, the Fund enters into repurchase agreements only with large, well-capitalized and well-established financial institutions. In addition, the value of the collateral underlying the repurchase agreement is always at least equal to the repurchase price, including accrued interest.

Each  of  the  Funds  may  lend  its  portfolio   securities   to   unaffiliated
broker-dealers and other unaffiliated qualified financial institutions.

Currency Contracts
The International Growth-Oriented, Partners Equity Growth, Partners LargeCap Blend, Partners LargeCap Growth, Partners LargeCap Value, Partners MidCap Growth and Partners SmallCap Growth Funds may each enter into forward currency contracts, currency futures contracts and options, and options on currencies for hedging and other non-speculative purposes. In addition, the European Equity and Pacific Basin Funds each may invest a limited percentage of its assets in such contracts for speculative purposes. A forward currency contract involves a privately negotiated obligation to purchase or sell a specific currency at a future date at a price set in the contract. A Fund will not hedge currency exposure to an extent greater than the aggregate market value of the securities held or to be purchased by the Fund (denominated or generally quoted or currently convertible into the currency).

Hedging is a technique used in an attempt to reduce risk. If the Fund's Sub-Advisor hedges market conditions incorrectly or employs a strategy that does not correlate well with the Fund's investment, these techniques could result in a loss, regardless of whether the intent was to reduce risk or to increase return. These techniques may increase the volatility of a Fund and may involve a small investment of cash relative to the magnitude of the risk assumed. In addition, these techniques could result in a loss if the other party to the transaction does not perform as promised. Additionally, there is the risk of government action through exchange controls that would restrict the ability of the Fund to deliver or receive currency.

Forward Commitments
Each of the Income-Oriented, Balanced, European Equity, Pacific Basin, Partners Equity Growth, Partners LargeCap Blend, Partners LargeCap Value and Partners SmallCap Growth Funds may enter into forward commitment agreements. These agreements call for the Fund to purchase or sell a security on a future date at a fixed price. Each of these Funds may also enter into contracts to sell its investments either on demand or at a specific interval.

Warrants
Each of the Funds  (except Cash,  Government  Securities  Income and  Tax-Exempt
Bond) may invest up to 5% of its assets in warrants. A warrant is a certificate granting its owner the right to purchase securities from the issuer at a specified price, normally higher than the current market price.

Risks of High Yield Securities
The Balanced, Bond, High Yield and Tax-Exempt Bond Funds may, to varying degrees, invest in debt securities rated lower than BBB by S&P or Baa by Moody's or, if not rated, determined to be of equivalent quality by the Manager. Such securities are sometimes referred to as high yield or "junk bonds" and are considered speculative.

Investment in high yield bonds involves special risks in addition to the risks associated with investment in high rated debt securities. High yield bonds may be regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. Moreover, such securities may, under certain circumstances, be less liquid than higher rated debt securities.

Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher quality debt securities. The ability of a Fund to achieve its investment objective may, to the extent of its investment in high yield bonds, be more dependent on such creditworthiness analysis than would be the case if the Fund were investing in higher quality bonds.

High yield bonds may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher grade bonds. The prices of high yield bonds have been found to be less sensitive to interest rate changes than more highly rated investments, but more sensitive to adverse economic downturns or individual corporate developments. If the issuer of high yield bonds defaults, a Fund may incur additional expenses to seek recovery.

The secondary market on which high yield bonds are traded may be less liquid than the market for higher grade bonds. Less liquidity in the secondary trading market could adversely affect the price at which a Fund could sell a high yield bond and could adversely affect and cause large fluctuations in the daily price of the Fund's shares. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity of high yield bonds, especially in a thinly traded market.

The use of credit ratings for evaluating high yield bonds also involves certain risks. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield bonds. Also, credit rating agencies may fail to change credit ratings in a timely manner to reflect subsequent events. If a credit rating agency changes the rating of a portfolio security held by a Fund, the Fund may retain the security if the Manager thinks it is in the best interest of shareholders.

Derivatives
To the extent permitted by its investment objectives and policies, each Fund may invest in securities that are commonly referred to as derivative securities. Generally, a derivative is a financial arrangement, the value of which is derived from, or based on, a traditional security, asset, or market index. Certain derivative securities are described more accurately as index/structured securities. Index/structured securities are derivative securities whose value or performance is linked to other equity securities (such as depositary receipts), currencies, interest rates, indices or other financial indicators (reference indices).

Some derivatives, such as mortgage-related and other asset-backed securities, are in many respects like any other investment, although they may be more volatile or less liquid than more traditional debt securities.

There are many different types of derivatives and many different ways to use them. Futures and options are commonly used for traditional hedging purposes to attempt to protect a Fund from exposure to changing interest rates, security prices, or currency exchange rates and for cash management purposes as a low-cost method of gaining exposure to a particular securities market without investing directly in those securities.

No Fund may invest in a derivative security unless the reference index or the instrument to which it relates is an eligible investment for the Fund. For example, a security whose underlying value is linked to the price of oil would not be a permissible investment because the Funds may not invest in oil leases or futures.

The return on a derivative security may increase or decrease, depending upon changes in the reference index or instrument to which it relates. The risks associated with derivative investments include:
o the risk that the underlying security, interest rate, market index or other financial asset will not move in the direction the Sub-Advisor anticipated;
o the possibility that there may be no liquid secondary market which may make it difficult or impossible to close out a position when desired;
o the risk that adverse price movements in an instrument can result in a loss substantially greater than a Fund's initial investment; and
o    the counterparty may fail to perform its obligations.

Foreign Securities
Each of the following Funds may invest in securities of foreign companies. For the purpose of this restriction, foreign companies are:
o companies with their principal place of business or principal office outside the U.S.; and
o companies for which the principal securities trading market is outside the U.S.

Each Fund may invest its assets in foreign securities to the indicated percentage of its assets:
o European Equity, International, International Emerging Markets, International SmallCap and Pacific Basin Funds - 100%;
o Partners Equity Growth, Partners LargeCap Blend, Partners LargeCap Growth, Partners LargeCap Value, Partners SmallCap Growth and Real Estate Funds - 25%;
o Balanced, Blue Chip, Bond, Capital Value, Growth, High Yield, Limited Term Bond, MidCap, SmallCap and Utilities Funds - 20%; and
o    LargeCap Stock Index and Partners MidCap Growth Funds - 10%.

The Cash Management Fund does not invest in foreign securities other than those that are U.S. dollar denominated. All principal and interest payments for the security are payable in U.S. dollars. The interest rate, the principal amount to be repaid and the timing of payments related to the security do not vary or float with the value of a foreign currency, the rate of interest on foreign currency borrowings or with any other interest rate or index expressed in a currency other than U.S. dollars.

Foreign companies may not be subject to the same uniform accounting, auditing and financial reporting practices as are required of U.S. companies. In addition, there may be less publicly available information about a foreign company than about a U.S. company. Securities of many foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Commissions on foreign securities exchanges may be generally higher than those on U.S. exchanges, although each Fund seeks the most favorable net results on its portfolio transactions.

Foreign markets also have different clearance and settlement procedures than those in U.S. markets. In certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct these transactions. Delays in settlement could result in temporary periods when a portion of Fund assets are not invested and are earning no return. If a Fund is unable to make intended security purchases due to settlement problems, the Fund may miss attractive investment opportunities. In addition, a Fund may incur a loss as a result of a decline in the value of its portfolio if it is unable to sell a security.

With respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments that could affect a Fund's investments in those countries. In addition, a Fund may also suffer losses due to nationalization, expropriation or differing accounting practices and treatments. Investments in foreign securities are subject to laws of the foreign country that may limit the amount and types of foreign investments. Changes of governments or of economic or monetary policies, in the U.S. or abroad, changes in dealings between nations, currency convertibility or exchange rates could result in investment losses for a Fund. Finally, even though certain currencies may be convertible into U.S. dollars, the conversion rates may be artificial relative to the actual market values and may be unfavorable to Fund investors.

Foreign securities are often traded with less frequency and volume, and therefore may have greater price volatility, than is the case with many U.S. securities. Brokerage commissions, custodial services, and other costs relating to investment in foreign countries are generally more expensive than in the U.S. Though the Funds intend to acquire the securities of foreign issuers where there are public trading markets, economic or political turmoil in a country in which a Fund has a significant portion of its assets or deterioration of the relationship between the U.S. and a foreign country may negatively impact the liquidity of a Fund's portfolio. The Fund may have difficulty meeting a large number of redemption requests. Furthermore, there may be difficulties in obtaining or enforcing judgments against foreign issuers.

A Fund may choose to invest in a foreign company by purchasing depositary receipts. Depositary receipts are certificates of ownership of shares in a foreign based issuer held by a bank or other financial institution. They are alternatives to purchasing the underlying security but are subject to the foreign securities to which they relate.

Investments in companies of developing countries may be subject to higher risks than investments in companies in more developed countries. These risks include:
o    increased social, political and economic instability;
o a smaller market for these securities and low or nonexistent volume of trading that results in a lack of liquidity and in greater price volatility;
o lack of publicly available information, including reports of payments of dividends or interest on outstanding securities;
o foreign government policies that may restrict opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests;
o    relatively new capital market structure or market-oriented economy;
o the possibility that recent favorable economic developments may be slowed or reversed by unanticipated political or social events in these countries;
o restrictions that may make it difficult or impossible for the Fund to vote proxies, exercise shareholder rights, pursue legal remedies, and obtain judgments in foreign courts; and
o possible losses through the holding of securities in domestic and foreign custodial banks and depositories.

In addition, many developing countries have experienced substantial, and in some periods, extremely high rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of those countries.

Repatriation of investment income, capital and proceeds of sales by foreign investors may require governmental registration and/or approval in some developing countries. A Fund could be adversely affected by delays in or a refusal to grant any required governmental registration or approval for repatriation.

Further, the economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.

Securities of Smaller Companies
The Funds may invest in securities of companies with small- or mid-sized market capitalizations. Market capitalization is defined as total current market value of a company's outstanding common stock. Investments in companies with smaller market capitalizations may involve greater risks and price volatility (wide, rapid fluctuations) than investments in larger, more mature companies. Smaller companies may be less mature than larger companies. At this earlier stage of development, the companies may have limited product lines, reduced market liquidity for their shares, limited financial resources or less depth in management than larger or more established companies. Small companies also may be less significant within their industries and may be at a competitive disadvantage relative to their larger competitors. While smaller companies may be subject to these additional risks, they may also realize more substantial growth than larger or more established companies.

Unseasoned Issuers
The Funds may invest in the securities of unseasoned issuers. Unseasoned issuers are companies with a record of less than three years continuous operation, including the operation of predecessors and parents. Unseasoned issuers by their nature have only a limited operating history which can be used for evaluating the company's growth prospects. As a result, investment decisions for these securities may place a greater emphasis on current or planned product lines and the reputation and experience of the company's management and less emphasis on fundamental valuation factors than would be the case for more mature growth companies. In addition, many unseasoned issuers also may be small companies and involve the risks and price volatility associated with smaller companies.

Temporary Defensive Measures
For temporary defensive purposes in times of unusual or adverse market conditions, the Funds may invest without limit in cash and cash equivalents. For this purpose, cash equivalents include: bank certificates of deposit, bank acceptances, repurchase agreements, commercial paper, and commercial paper master notes which are floating rate debt instruments without a fixed maturity. In addition, a Fund may purchase U.S. Government securities, preferred stocks and debt securities, whether or not convertible into or carrying rights for common stock.


There is no limit to the extent to which the Funds may take temporary defensive measures. In taking such measures, a Fund may fail to achieve its investment objective.


Portfolio Turnover
"Portfolio Turnover" is the term used in the industry for measuring the amount of trading that occurs in a Fund's portfolio during the year. For example, a 100% turnover rate means that on average every security in the portfolio has been replaced once during the year.

Funds with high turnover rates (more than 100%) often have higher transaction costs (which are paid by the Fund) and may generate short-term capital gains (on which you pay taxes even if you don't sell any of your shares during the year). No turnover rate can be calculated for the Cash Management Fund because of the short maturities of the securities in which it invests. No turnover rates are calculated for the Funds which have been in existence for less than six months (Partners LargeCap Blend, Partners LargeCap Value and Partners SmallCap Growth Funds). However, the Partners LargeCap Blend and Partners LargeCap Value Funds each expect that it may have an annual turnover rate ranging from 200% to 300%. Turnover rates for each of the other Funds may be found in the Fund's Financial Highlights table.

Please consider all the factors when you compare the turnover rates of different funds. A fund with consistently higher total returns and higher turnover rates than another fund may actually be achieving better performance precisely because the managers are active traders. You should also be aware that the "total return" line in the Financial Highlights already includes portfolio turnover costs.



MANAGEMENT, ORGANIZATION AND CAPITAL STRUCTURE

The Manager
Principal Management Corporation serves as the manager for the Principal Mutual Funds. In its handling of the business affairs of each Fund, the Manager provides clerical, recordkeeping and bookkeeping services, and keeps the financial and accounting records required for the Funds. In addition, the Manager is responsible for the portfolio management functions for certain Funds. The individuals responsible for the day-to-day management of those Funds are shown below:

                                 Day-to-day
        Fund                     Fund Management              Manager Since

     Bond                        William Armstrong           July 2000
                                 Lisa Stange                 July 2000

     Cash Management             Michael Johnson             March 1983
                                 Alice Robertson             June 1999

     High Yield                  Mark Denkinger              November 1993
                                 Scott Bennett               April 1998

     Real Estate                 Kelly Rush                  December 1997

     Tax-Exempt Bond             Martin Schafer              March 2001


                          Portfolio Manager Experience

William C. Armstrong, CFA. Mr. Armstrong leads the multi-sector/core portfolio management group for PCII's stable value division. Mr. Armstrong has been with the Principal Financial Group since 1992. He earned his Master's degree from the University of Iowa and his Bachelor's degree from Kearney State College. He has earned the right to use the Chartered Financial Analyst designation.

Scott Bennett, CFA. Mr. Bennett has been with the Principal Financial Group since 1988. He holds an MBA and a BA from the University of Iowa. He has earned the right to use the Chartered Financial Analyst designation.

Mark P. Denkinger, CFA. Mr. Denkinger joined the Principal Financial Group in 1990. He holds an MBA and BA in Finance from the University of Iowa. He has earned the right to use the Chartered Financial Analyst designation.

Michael R. Johnson. Mr. Johnson joined the Principal Financial Group in 1982 and took his current position of directing securities trading in 1994. His responsibilities include managing the fixed-income trading operations and several short-term money market accounts for a company of the Principal Financial Group. He earned his Bachelor's degree in Finance from Iowa State University.

Alice Robertson. Ms. Robertson joined the Principal Financial Group in 1990 as a credit analyst and moved to her current position as trader on the corporate fixed-income trading desk in 1993. Previously Ms. Robertson was an assistant vice-president/commercial paper analyst with Duff & Phelps Credit Company. Ms. Robertson earned her Master's degree in Finance and Marketing from DePaul University and her Bachelor's degree in Economics from Northwestern University.

Kelly D. Rush, CFA. Mr. Rush directs the Real Estate Investment Trust (REIT) activity for a company of the Principal Financial Group. He has been with the Principal Financial Group since 1987 and has been dedicated to public real estate investments since 1995. His experience includes the structuring of public real estate transactions that included commercial mortgage loans and the issuance of unsecured bonds. He received his Master's degree and Bachelor's degree in Finance from the University of Iowa. He has earned the right to use the Chartered Financial Analyst designation.

Lisa A. Stange, CFA. Ms. Stange is a portfolio management team leader at PCII. She is responsible for multi-sector fixed income portfolios encompassing a broad array of corporate, mortgage-backed, commercial mortgage-backed and asset-backed securities, as well as private and syndicated debt instruments. She is a co-manager of U.S. corporate and global credit portfolios, and integrally involved in portfolio sector allocation and relative value analysis. She joined the Principal Financial Group in 1989. She received her MBA and BA, both in Finance, from the University of Iowa. She has earned the right to use the Chartered Financial Analyst designation.

Martin J. Schafer. Mr. Schafer is a portfolio manager for PCII specializing in the management of mortgage-backed securities utilizing an active, total return approach. He joined the Principal Financial Group in 1977. He holds a BBA in Accounting and Finance from the
University of Iowa.

The Manager is an indirect subsidiary of Principal Financial Services, Inc. and has managed mutual funds since 1969. As of December 31, 2000, the funds it managed had assets of approximately $6.6 billion. The Manager's address is Principal Financial Group, Des Moines, Iowa 50392-0200.

The Sub-Advisors

The Manager has signed sub-advisory agreements with various Sub-Advisors for portfolio management functions for certain Funds. The Manager compensates the Sub-Advisor for its services as provided in the sub-advisory agreement. The individuals responsible for the day-to-day management of those Funds are shown below:

Sub-Advisor:      Invista,  an indirectly  wholly-owned  subsidiary of Principal
                  Life Insurance Company and an affiliate of the Manager, was founded in 1985. It manages investments for institutional investors, including Principal Life. Assets under management as of December 31, 2000 were approximately $27.4 billion.
                  Invista's  address is 1800 Hub Tower, 699 Walnut,  Des Moines,
                  Iowa 50309.

                                              Day-to-day

                Funds                         Fund Management          Manager Since

     Balanced                                 Douglas Herold            January 2001
                                              Dirk Laschanzky           January 2001
                                              Mary Sunderland           January 2000

     Blue Chip                                Scott Opsal               January 2001

     Capital Value                            John Pihlblad             January 2001

     Growth                                   Mary Sunderland           January 2000

     International                            Kurtis D. Spieler         March 2000

     International Emerging Markets           Michael Marusiak          February 2001
                                              Michael Reynal            February 2001

     International SmallCap                   Darren K. Sleister        May 1997

     LargeCap Stock Index                     Robert Baur               March 2000
                                              Rhonda VanderBeek         March 2000

     MidCap                                   K. William Nolin          February 2000

     SmallCap                                 John F. McClain           December 1997
                                              Tom Morabito              October 2000

     Utilities                                Catherine A. Zaharis      April 1993


                          Portfolio Manager Experience

Robert Baur, Ph.D. Dr. Baur joined Invista in 1995 after serving as a professor of finance and economics at Drake University and Grand View College. He received his Bachelor's degree in Mathematics and his Ph.D. in Economics from Iowa State University. Dr. Baur also did post-doctoral studies in finance and economics at the University of Minnesota.

Douglas Herold, CFA. Mr. Herold is a portfolio manager at Invista specializing in equity research and the management of broad market value portfolios. He also serves as a member of Invista's global consumer staples research team. Prior to joining Invista in 1993, he was an investment officer at Bankers Trust Company for ten years. He received an MBA from Drake University and a BS in Business from Iowa State University. He has earned the right to use the Chartered Financial Analyst designation.

Dirk Laschanzky, CFA. As a portfolio manager at Invista, Mr. Laschanzky is responsible for asset allocation and provides advice to clients concerning their portfolios across all asset classes. Prior to joining Invista in 1997, he was a portfolio manager and analyst for over seven years at AMR Investment Services where he managed short-term money market funds and was responsible for American Airlines' pension plan investment management. He also served as a financial analyst for American Airlines. He received an MBA and BA, both in Finance, from the University of Iowa. He has earned the right to use the Chartered Financial Analyst designation.

Michael A. Marusiak. Mr. Marusiak joined Invista in 2000, specializing in the international emerging markets sector. Prior to joining Invista, he was an analyst on Trust Company of the West's global fund management team. He also worked with SBC Warburg of London as a research analyst responsible for Eastern Europe, the Middle East and Africa. He earned an MIA in International Finance from the Columbia University School of International and Public Affairs and a BA in Business Administration and Finance from Simon Fraser University of Burnaby, Canada.

John McClain. Mr. McClain is a portfolio manager for small company and medium company growth products. He joined Invista in 1990. Previously, he was an investment executive with Paine Webber. He earned an MBA from Indiana University and a BBA in Economics from the University of Iowa.

Tom Morabito, CFA. Mr. Morabito joined Invista in 2000 as the lead small-cap value portfolio manager. He has more than 12 years of analytical and portfolio management expertise. Since 1994, Mr. Morabito was a manager for Invesco
Management & Research. He received his MBA in Finance from Northeastern University and his Bachelor's degree in Economics from State University of New York. He has earned the right to use the Chartered Financial Analyst designation.

K. William Nolin, CFA. Mr. Nolin has managed the domestic mid-cap products since 1999. His expertise is grounded in the telecommunications, media & entertainment, lodging and consumer non-durables sectors. Mr. Nolin joined the Principal Financial Group in 1993 as an investment credit analyst. He earned his MBA from the Yale School of Management and his Bachelor's degree in Finance from the University of Iowa. He has earned the right to use the Chartered Financial Analyst designation.

Scott D. Opsal, CFA. Mr. Opsal is Chief Investment Officer of Invista and has been with the organization since 1993. He holds an MBA from the University of Minnesota and a BS from Drake University. He has earned the right to use the Chartered Financial Analyst designation.

John Pihlblad, CFA. Mr. Pihlblad is director of quantitative portfolio management for Invista. He has over 24 years experience in creating and managing quantitative investment systems. Prior to joining Invista in 2000, Mr. Pihlblad was a partner and co-founder of GlobeFlex Capital in San Diego where he was responsible for the development and implementation of the investment process for both domestic and international products. He received his BA from Westminster College. He has earned the right to use the Chartered Financial Analyst designation.

Michael L. Reynal. Mr. Reynal joined Invista in 2001, specializing in the international emerging markets sector. Prior to joining Invista, he was responsible for equity investments in Latin America, the Mediterranean and the Balkans while at Wafra Investment Advisory Group, Inc. in New York. He also spent four years with Paribas Capital Markets in New York as the head of the equity trading desk, and three years with Barclays do Zoete Weed in London, focusing on Latin American equity trading. He received an MBA from the Amos Tuck School at Dartmouth College in New Hampshire, a BA/MA in History from Christ's College at Cambridge University in England and a BA in History from Middlebuy College in Vermont.

Darren K. Sleister, CFA. Mr. Sleister is a portfolio manager specializing in the management of international equity portfolios. Mr. Sleister joined Invista in 1993. He received his MBA in Investment and Corporate Finances from the University of Iowa and his Bachelor's degree in communications from Central College. He has earned the right to use the Chartered Financial Analyst designation.

Kurtis D. Spieler, CFA. Mr. Spieler is a portfolio manager specializing in the management of international equity portfolios. He joined the Principal Financial Group in 1987 in the Treasury operation as a securities analyst and moved to Invista in 1991. Mr. Spieler received his MBA from Drake University and his BBA in Accounting from Iowa State University. He has earned the right to use the Chartered Financial Analyst designation.

Mary Sunderland, CFA. Prior to joining Invista Capital Management in 1999, Ms. Sunderland managed growth and technology portfolios for Skandia Asset Management for 10 years. She holds an MBA in Finance from Columbia University Graduate School of Business and an undergraduate degree from Northwestern University. She has earned the right to use the Chartered Financial Analyst designation.

Rhonda VanderBeek. Ms. VanderBeek directs trading operations for Invista index accounts. She joined the Principal Financial Group in 1983 as a trading statistical clerk and moved to Invista in 1992. Ms. VanderBeek has extensive experience trading both domestic and international securities.

Catherine A. Zaharis, CFA. Ms. Zaharis directs portfolio management for the Invista value team and leads the value research group. She joined Invista in 1985. Ms. Zaharis received her MBA from Drake University and her BBA in Finance from the University of Iowa. She has earned the right to use the Chartered Financial Analyst designation.

Sub-Advisor:      PCII, an indirect  wholly-owned  subsidiary of Principal  Life
                  Insurance Company and an affiliate of the Manager, was founded in 2000. It manages  investments for institutional  investors, including  Principal  Life  Insurance  Company.  Assets  under management  as of December 31, 2000 were  approximately  $33.2 billion.  PCII's  address is 1800 Hub Tower,  699 Walnut,  Des
                  Moines, Iowa 50309.

                                         Day-to-day
           Funds                         Fund Management         Manager Since

Balanced                                 William Armstrong        September 2000

Government Securities Income             Kelly Alexander          May 1993
                                         Martin J. Schafer        May 1985

Limited Term Bond                        Martin J. Schafer        February 1996

                          Portfolio Manager Experience

Kelly Alexander. Ms. Alexander shares management responsibility for nine fixed-income portfolios at PCII. Before assuming her current position, she had similar responsibilities with Invista from 1992 to 2000. She joined the Principal Financial Group in 1983 to develop the mortgage-backed securities trading department. Her experience includes hedging, securitization, product development and portfolio management as well as the risk management in the residential mortgage area.

William C. Armstrong, CFA. Mr. Armstrong leads the multi-sector/core portfolio management group for PCII's stable value division. Mr. Armstrong has been with the Principal Financial Group since 1992. He earned his Master's degree from the University of Iowa and his Bachelor's degree from Kearney State College. He has earned the right to use the Chartered Financial Analyst designation.

Martin J. Schafer. Mr. Schafer is a portfolio manager for PCII specializing in the management of mortgage-backed securities utilizing an active, total return approach. He joined the Principal Financial Group in 1977. He holds a BBA in Accounting and Finance from the
University of Iowa.

Sub-Advisor:      BT  is a  related  company  of  BT  Funds  Management  Limited
                  ("BTFM") and a member of the Principal Financial Group. Its address is The Chifley Tower, 2 Chifley Square, Sydney NSW
                  2000 Australia.  As of December 31, 2000, BT had approximately
                  $22.7 billion under management.

                                  Day-to-day
           Funds                  Fund Management           Manager Since

     European Equity              Crispin Murray             May 2000

     Pacific Basin                Dean Cashman               May 2000

                          Portfolio Manager Experience

Dean Cashman. Mr. Cashman is Executive Vice President of BT and serves as head of Japanese equities. He joined BT in 1988, initially involved in the Liquids and Fixed-Income Group, but moved to the European equity group in 1989 specializing in the Latin Block countries including France, Italy and Spain. He started working on Japanese equities at the end of 1991 and in 1993 took over responsibility for investing institutional Japanese investments and managing research. In 1996 he was given responsibility for all Japanese equities research and investment as well as institutional Pacific Basin mandates. Mr. Cashman received a degree in Economics from the University of Queensland.

Crispin Murray. Mr. Murray is Executive Vice President of BT having joined BT in 1994 as an investment analyst focusing on European equities covering banks, telecommunications, telecommunication equipment and media. In 1998, he became head of European Equities. Prior to joining BT, Mr. Murray worked for Equitable Life Assurance Society in the UK as a bond and currency analyst. He received an Honours degree in Economics and Human Geography from Reading University in the UK.

Sub-Advisor:      Morgan Stanley,  with principal  offices at 1221 Avenue of the
                  Americas,  New  York,  NY  10020,  provides  a broad  range of portfolio  management  services to  customers  in the U.S. and abroad. As of December 31, 2000, Morgan Stanley, together with
                  its  affiliated   institutional  asset  management  companies,
                  managed investments totaling approximately $170.2 billion as named fiduciary or fiduciary adviser. On December 1, 1998, Morgan Stanley Assets Management Inc. changed its name to
                  Morgan Stanley Dean Witter Investment Management Inc. but continues to do business in certain instances using the name
                  Morgan Stanley Asset Management.

                                         Day-to-day
                Fund                     Fund Management        Manager Since

     Partners Equity Growth              William Auslander       October 1999
                                         Phil Friedman           October 1999

                          Portfolio Manager Experience

William S. Auslander. Mr. Auslander is a Principal of Morgan Stanley. Mr. Auslander joined Morgan Stanley in 1995 as an equity analyst and currently is a portfolio manager in Morgan Stanley's Institutional Equity Group. Prior thereto, he was an equity analyst at Icahn & Co., 1986-1995. He holds a BA in Economics from the University of Wisconsin and an MBA from Columbia University.

Philip W. Friedman. Mr. Friedman is a Manager Director of Morgan Stanley. Prior to joining Morgan Stanley he was a member of Morgan Stanley & Co. Incorporated's Equity Research team (1990-1995) before becoming Director of Research (1995-1997). Currently, Mr. Friedman is head of Morgan Stanley's Institutional Equity Group. He holds a BA in Economics from Rutgers University and an MBA from the J.L. Kellogg School of Management at Northwestern University.

Sub-Advisor:      Federated   is  a   registered   investment   adviser   and  a
                  wholly-owned  subsidiary of Federated  Investors,  Inc., which was  founded in 1955.  Federated  is located in the  Federated
                  Investors  Tower  at  1001  Liberty  Avenue,   Pittsburgh,  PA
                  15222-3779. As of December 31, 2000, Federated managed $140 billion in assets.

                                       Day-to-day
                Fund                   Fund Management           Manager Since

     Partners LargeCap Blend           James Grefenstette         December 2000
                                       J. Thomas Madden           December 2000
                                       Bernard J. Picchi          December 2000
                                       David P. Gilmore           December 2000

                          Portfolio Manager Experience

David P. Gilmore. Mr. Gilmore joined Federated in August 1997 as an Investment Analyst. He was promoted to Senior Investment Analyst in July 1999 and became an Assistant Vice President of Federated in July 2000. Mr. Gilmore was a Senior Associate with Coopers & Lybrand from January 1992 to May 1995. He earned his MBA from the University of Virginia and has a BS from Liberty University. He has earned the right to use the Chartered Financial Analyst designation.

James Grefenstette, CFA. Mr. Grefenstette joined Federated in 1992 and has been a Portfolio Manager and a Vice President of Federated since 1996. From 1994 until 1996, Mr. Grefenstette was a Portfolio Manager and an Assistant Vice President of Federated. Mr. Grefenstette received his MS in Industrial Administration from Carnegie Mellon University. He has earned the right to use the Chartered Financial Analyst designation.

J. Thomas Madden, CFA. Mr. Madden joined Federated as a Senior Portfolio Manager in 1977 and has been an Executive Vice President of Federated since 1994. Mr. Madden served as a Senior Vice President of Federated from 1989 to 1993. Mr. Madden received his MBA with a concentration in Finance from the University of Virginia. He has earned the right to use the Chartered Financial Analyst designation.

Bernard J. Picchi, CFA. Mr. Picchi joined Federated in 1999 as a Senior Vice President/Director of U.S. Equity Research. From 1994 to 1999, Mr. Picchi was a Managing Director of Lehman Brothers where he initially served as head of the energy sector group. During 1995-96, he served as U.S. Director of Stock Research and in September 1996, he was named Growth Stock Strategist. Mr. Picchi holds a BS in foreign service from Georgetown University. He has earned the right to use the Chartered Financial Analyst designation.

Sub-Advisor:      Duncan-Hurst   was  founded  in  1990.  Its  address  is  4365
                  Executive  Drive,  Suite  1520,  San  Diego,  CA 92121.  As of
                  December   31,   2000,    Duncan-Hurst   managed   assets   of
                  approximately $3.8 billion for institutional and individual investors.

                                      Day-to-day
           Fund                       Fund Management          Manager Since

Partners LargeCap Growth              David C. Magee            March 2000

                     Portfolio Manager Experience

David C. Magee. Mr. Magee has been with Duncan-Hurst Capital Management since 1992. He holds an MBA in Finance from UCLA and a BS in Economics and Business Management from the University of California, Davis.

Sub-Advisor:      Alliance  Capital  Management  L.P.  ("Alliance")  through its
                  Bernstein    Investment    Research   and   Management    unit
                  ("Bernstein"). As of December 31, 2000, Alliance managed $454 billion in assets. Bernstein is located at 767 Fifth Avenue, New York, NY 10153 and Alliance is located at 1345 Avenue of the Americas, New York, NY 10105.

                                  Day-to-day
           Fund                   Fund Management              Manager Since

Partners LargeCap Value           Marilyn Fedak                December 2000
                                  Steven Pisarkiewicz          December 2000

                          Portfolio Manager Experience

Marilyn G. Fedak. Ms. Fedak, Chief Investment Officer of U.S. Value Equities and Chairman of the U. S. Equity Investment Policy Group of the Bernstein unit since 2000 and prior to that at Sanford C. Bernstein & Co., Inc. ("SCB Inc.") since 1993. She joined SCB Inc. in 1984 and has managed portfolio investments since 1976. She has a BA from Smith College and an MBA from Harvard Business School.

Steven Pisarkiewicz. Mr. Pisarkiewicz has been with Alliance since October 2000 and prior to that with SCB Inc. (since 1989) and has been Senior Portfolio Manager since 1997. He holds a BS from the University of Missouri and an MBA from the University of California at Berkeley.

Sub-Advisor:      Turner was  founded  in 1990.  Its  address  is 1235  Westlake
                  Drive,  Suite 350,  Berwyn,  PA 1931. As of December 31, 2000,
                  Turner had discretionary management authority with respect to approximately $10.1 billion in assets.

                                    Day-to-day
           Fund                     Fund Management            Manager Since

Partners MidCap Growth              Chris McHugh               February 2000

                     Portfolio Manager Experience

Christopher K. McHugh. Mr. McHugh joined Turner in 1990. He holds a BS in Accounting from Philadelphia University and an MBA in Finance from St. Joseph's University.

William C. McVail. Mr. McVail, Senior Equity Portfolio Manager, joined Turner in 1998. Prior thereto, he was Portfolio Manager at PNC Equity Advisers. He has 12 years of investment experience.

Robert E. Turner, CFA. Mr. Turner, Chairman and Chief Investment Officer, founded Turner in 1990. Prior to 1990, he was Senior Investment Manager with Meridian Investment Company. He has 17 years of investment experience. He has earned the right to use the Chartered Financial Analyst designation.

Sub-Advisor:      Berger, 210 University Boulevard, Suite 900, Denver, CO 80206.
                  It serves as investment advisor, sub-advisor, administrator or sub-administrator to mutual funds and institutional investors.
                  Berger is a wholly owned  subsidiary  of Kansas City  Southern
                  Industries, Inc. ("KCSI"). KCSI is a publicly traded holding company with principal operations in rail transportation, through its subsidiary the Kansas City Southern Railway
                  Company, and financial asset management businesses. Assets under management for Berger as of December 31, 2000, were approximately $7.6 billion.

                                    Day-to-day
           Fund                     Fund Management         Manager Since

Partners SmallCap Growth            Paul La Rocco           January 2001

                          Portfolio Manager Experience

Paul A. LaRocco, CFA. Mr. LaRocco joined Berger as Vice President in December 2000. In 2000, he co-managed small and mid-cap funds for Montgomery Asset Management. From 1998 to 2000, he was a senior portfolio manager at Founders Asset Management, with responsibility for several small and mid-cap growth funds. Prior to that, he was a portfolio manager for a number of small and mid-cap funds at Oppenheimer Funds (1993-98). Mr. LaRocco holds an MBA degree in Finance from the University of Chicago Graduate School of Business and a BS in Physiological Psychology and a BA in Biological Sciences from the University of California, Santa Barbara. He has earned the right to use the Chartered Financial Analyst designation.

Duties of the Manager and Sub-Advisor
The Manager or Sub-Advisor provides the Board of Directors of the Fund with a recommended investment program. The program must be consistent with the Fund's investment objective and policies. Within the scope of the approved investment program, the Manager or Sub-Advisor advises the Fund on its investment policies and determines which securities are bought and sold, and in what amounts.

The Manager is paid a fee by the Fund for its services, which includes any fee paid to the Sub-Advisor. The fee paid by each Fund (as a percentage of the average daily net assets) for the fiscal year ended October 31, 2000 was:

 Balanced                                    0.58%        LargeCap Stock Index                        0.35%
 Blue Chip                                   0.57%        Limited Term Bond                           0.50%
 Bond                                        0.48%        MidCap                                      0.56%
 Capital Value                               0.53%        Pacific Basin                               1.10%
 Cash Management                             0.43%        Partners Equity Growth                      0.75%
 European Equity                             0.90%        Partners LargeCap Growth                    0.90%
 Government Securities Income                0.46%        Partners MidCap Growth                      0.90%
 Growth                                      0.53%        Real Estate                                 0.90%
 High Yield                                  0.60%        SmallCap                                    0.84%
 International                               0.80%        Tax-Exempt Bond                             0.48%
 International Emerging Markets              1.25%        Utilities                                   0.59%
 International SmallCap                      1.20%

Each Fund and the Manager, under an order received from the SEC, may enter into and materially amend agreements with Sub-Advisors without obtaining shareholder approval. For any Fund that is relying on the order, the Manager may:
o    hire one or more Sub-Advisors;
o    change Sub-Advisors; and
o    reallocate management fees between itself and Sub-Advisors.
The Manager will continue to have the ultimate responsibility for the investment performance of these Funds due to its responsibility to oversee Sub-Advisors and recommend their hiring, termination and replacement. No Fund will rely on the order until it receives approval from:
o    its shareholders; or
o in the case of a new Fund, the Fund's sole initial shareholder before the Fund is available to the public, and the Fund states in its prospectus that it intends to rely on the order. The Manager will not enter into an agreement with an affiliated Sub-Advisor without that agreement, including the compensation to be paid under it, being similarly approved. The Partners Equity Growth, Partners LargeCap Blend, Partners LargeCap Growth, Partners LargeCap Value, Partners MidCap Growth and Partners SmallCap Growth Funds have received the necessary shareholder approval and intend to rely on the order.

PRICING OF FUND SHARES

Each Fund's shares are bought and sold at the current share price. The share price of each Class of shares of each Fund is calculated each day the New York Stock Exchange is open. The share price is determined at the close of business of the Exchange (normally at 3:00 P.M. Central Time). When your order to buy or sell shares is received, the share price used to fill the order is the next price calculated after the order is placed.

For all Funds except the Cash Management Fund, the share price is calculated by:
o    taking the current market value of the total assets of the Fund
o    subtracting liabilities of the Fund
o    dividing the remainder proportionately into the Classes of the Fund
o subtracting the liabilities of each Class o dividing the remainder by the total number of shares owned by that Class.

The securities of the Cash Management Fund are valued at amortized cost. The calculation procedure is described in the Statement of Additional Information. The Cash Management Fund reserves the right to determine a share price more than once a day.

NOTES:
o If current market values are not readily available for a security, its fair value is determined using a policy adopted by the Fund's Board of Directors.
o A Fund's securities may be traded on foreign securities markets which generally complete trading at various times during the day prior to the close of the New York Stock Exchange. The values of foreign securities used in computing share price are determined at the time the foreign market closes. Occasionally, events affecting the value of foreign securities occur when the foreign market is closed and the New York Stock Exchange is open. The NAV of a Fund investing in foreign securities may change when shareholders are unable to purchase or redeem shares. If the Sub-Advisor believes the market value is materially affected, the share price will be calculated using the policy adopted by the Fund.
o Certain securities issued by companies in emerging market countries may have more than one quoted valuation at any point in time. These may be referred to as a local price and a premium price. The premium price is often a negotiated price that may not consistently represent a price at which a specific transaction can be effected. The international growth-oriented funds each have a policy to value such securities at a price at which the Manager or Sub-Advisor expects the shares may be sold.

DIVIDENDS AND DISTRIBUTIONS

The Growth-Oriented and Income-Oriented Funds pay most of their net dividend income to you every year. The payment schedule is:

     Funds                                           Record Date                           Payable Date
     --------------------------------------------------------------------------------------------------
     Balanced,                                       the business day before               March 19, June 19,
     Real Estate and                                 each payable date                     September 19 and December 19
     Utilities                                                                             (or previous business day)

     Blue Chip                                       the business day before               June 19 and December 19
                                                     each payable date                     (or previous business day)

     Capital Value, European Equity,                 the business day before               December 19
     Growth, International, International            each payable date                     (or previous business day)
     Emerging Markets, International
     SmallCap, LargeCap Stock Index
     MidCap, Pacific Basin, Partners
     Equity Growth, Partners LargeCap
     Blend, Partners LargeCap Growth,
     Partners LargeCap Value, Partners
     MidCap Growth, Partners SmallCap
     Growth and SmallCap

     Bond, Government Securities                     the business day before               monthly on the 19th
     Income, High Yield, Limited                     each payable date                     (or previous business day)
     Term Bond and Tax-Exempt Bond


Net realized capital gains, if any, are distributed annually. Generally the distribution is made on the second business day of December. Payments are made to shareholders of record on the business day prior to the payable date. Capital gains may be taxable at different rates, depending on the length of time that the Fund holds its assets.


You can authorize income dividend and capital gain distributions to be:
o     invested in additional shares of the Fund you own without a sales charge;
o invested in shares of another Principal Mutual Fund (Dividend Relay) without a sales charge (distributions of a Fund may be directed only to one receiving Fund); or
o    paid in cash.

NOTE: Payment of income dividends and capital gains shortly after you buy shares has the effect of reducing the share price by the amount of the payment.

          Distributions from the Fund, whether received in cash or reinvested in additional shares, may be subject to federal (and state) income tax.

Money Market Fund
The Cash Management Fund declares dividends of all its daily net investment income each day its shares are priced. The dividends are paid daily and are automatically reinvested back into additional shares of the Fund. You may ask to have your dividends paid to you monthly in cash. These cash payments are made on the 20th (or preceding business day if the 20th is not a business day) of each month.

Under normal circumstances, the Fund intends to hold portfolio securities until maturity and value them at amortized cost. Therefore, the Fund does not expect any capital gains or losses. Should there be any gain, it could result in an increase in dividends. A capital loss could result in a dividend decrease.

HOW TO BUY SHARES

To open an account and buy fund shares, rely on your Registered Representative. Principal Mutual Funds are "load" funds which means you pay a sales charge for the ongoing assistance of your Registered Representative.

Fill out the Principal Mutual Fund application* completely.  You must include:
o    the name(s) you want to appear on the account;
o    your choice of Class A, Class B or Class C shares;
o    the amount of the investment;
o    your Social Security number or Taxpayer I.D. number; and
o other required information (may include corporate resolutions, trust agreements, etc.).

     * An application is included with this prospectus. A different application is needed for a Principal Mutual Fund IRA, 403(b), SEP, SIMPLE, SAR-SEP or certain employee benefit plans. Call Principal Mutual Funds for more information.

Each Fund requires a minimum initial investment:
o    Regular Accounts                                            $1,000
o    Uniform Transfer to Minor Accounts                            $500
o    IRA Accounts                                                  $500

Subsequent investment minimums are $100. However, if your subsequent investments are made using an Automatic Investment Plan, the investment minimum is $50 ($100 for the Cash Management Fund).

Note: The minimum investment applies on a fund level, not on the total investment being made. Minimums may be waived on accounts set up for: certain employee benefit plans; retirement plans qualified under
         Internal Revenue Code Section 401(a); payroll deduction plans submitting contributions in an electronic format devised and approved by Princor; Principal Mutual Fund asset allocation programs; Automatic Investment Plans; and Cash Management Accounts.

Class B and Class C shares of the Cash Management Fund may be purchased only by exchange from other Fund accounts in the same share class.

In order for us to process your purchase order on the day it is received, we must receive the order (with complete information):
o    on a day that the New York Stock Exchange (NYSE) is open; and
o    prior to the close of trading on the NYSE (normally 3 p.m. Central Time).

Orders received after the close of the NYSE or on days that the NYSE is not open will be processed on the next day that the NYSE is open for normal trading.

Invest by mail
o Send a check and completed application to:
         Principal Mutual Funds
         P. O. Box 10423
         Des Moines Iowa 50306-9780

o    Make your check payable to Principal Mutual Funds.
o Your purchase will be priced at the next share price calculated after Principal Mutual Funds receives your paperwork, completed in a manner acceptable to us.

Order by telephone
o Call us between 7:00 A.M.. and 7:00 P.M. Central Time on any day that the New York Stock Exchange is open.
o We must receive your payment for the order within three business days (or the order will be canceled and you may be liable for any loss).
o    For new accounts, you also need to send a completed application.

Note:phone  orders  are  not  available  for  qualified  accounts  or  the  Cash
     Management Fund.

Wire money from your bank
o Have your Registered Representative call Principal Mutual Funds for an account number and wiring instructions.
o For both initial and subsequent purchases, federal funds should be wired to:
                           Wells Fargo Bank Iowa, N.A.
                           Des Moines, Iowa 50309
                           ABA No.: 073000228
                           For credit to: Principal Mutual Funds
                           Account No.: 3000499968
                           For credit: Principal ________ Fund, Class ____ Shareholder Account No. __________________ Shareholder Registration __________________

o Give the number and instructions to your bank (which may charge a wire fee).
o No wires are accepted on days when the New York Stock Exchange is closed or when the Federal Reserve is closed (because the bank that would receive your wire is closed).

Establish a Direct Deposit Plan
Direct Deposit allows you to deposit  automatically all or part of your paycheck
(or  government   allotment)  to  your  Principal  Mutual  Fund  account(s).
o    Availability of this service must be approved by your payroll department.
o Have your Registered Representative call Principal Mutual Funds for an account number, Automated Clearing House (ACH) instructions and the form needed to establish Direct Deposit.
o Give the Direct Deposit Authorization Form to your employer or the governmental agency (either of which may charge a fee for this service).
o Shares will be purchased on the day the ACH notification is received by Wells Fargo Bank Iowa, N.A.
o On days when the NYSE is closed, but the bank receiving the ACH notification is open, your purchase will be priced at the next calculated share price.

Establish an Automatic Investment Plan
o Make regular monthly investments with automatic deductions from your bank or other financial institution account.
o The minimum initial investment is waived if you set up an Automatic Investment Plan when you open your account.
o    Minimum monthly purchase $50 per Fund (except Cash Management Fund).
o Cash Management Fund minimum monthly purchase is $100. However, if the Cash Management account is greater than $1,000 when the plan is set up, the monthly minimum is $50.
o Send completed application, check authorization form and voided check (or voided deposit slip) to:
                  Principal Mutual Funds
                  P. O. Box 10423
                  Des Moines Iowa 50306-9780

Set up a Dividend Relay
o Invest your dividends and capital gains from one Principal Mutual Fund in shares of another Principal Mutual Fund.
o    Distributions from a Fund may be directed to only one receiving Fund.
o The Fund share class receiving the investment must be the same class as the originating Fund.
o    There is no sales charge or administrative charge for the Dividend Relay.
o    You can set up Dividend Relay:
     o    on the application for a new account; or
     o by calling Principal Mutual Funds if telephone services apply to the originating account; or
     o    in writing (a signature guarantee may be required).
o You may discontinue your Dividend Relay election with a written notice to Principal Mutual Funds.
o There may be a delay of up to 10 days before the Dividend Relay plan is discontinued.
o The receiving Fund must meet fund minimums. If it does not, the Fund reserves the right to close the account if it is not brought up to the minimum investment amount within 90 days of sending you a deficiency notice.

HOW TO REDEEM (SELL) SHARES

After you place a sell order in proper form, shares are sold using the next share price calculated. The amount you receive will be reduced by any applicable CDSC. There is no additional charge for a sale. However, you will be charged a $6 wire fee if you have the sale proceeds wired to your bank. Generally, the sale proceeds are sent out on the next business day after the sell order has been placed. At your request, the check will be sent overnight (a $15 overnight fee will be deducted from your account unless other arrangements are made). A Fund can only sell shares after your check making the Fund investment has cleared your bank. To avoid the inconvenience of a delay in obtaining sale proceeds, shares may be purchased with a cashier's check, money order or certified check. A sell order from one owner is binding on all joint owners.

Selling shares may create a gain or a loss for federal (and state) income tax purposes. You should maintain accurate records for use in preparing your income tax returns.

Generally, sales proceeds checks are:
o payable to all owners on the account (as shown in the account registration) and
o mailed to address on the account (if not changed within last month) or previously authorized bank account.

For other payment arrangements, please call Principal Mutual Funds.

You should also call Principal Mutual Funds for special instructions that may apply to sales from accounts:
o    when an owner has died;
o    for certain employee benefit plans; or
o    owned by corporations, partnerships, agents or fiduciaries.

Within 60 days after the sale of shares, you may reinvest the amount of the sale proceeds into any Principal Mutual Funds' Class A shares without a sales charge if the shares that were sold were:
o    Class A shares on which a sales charge was paid;
o    Class A shares acquired by conversion of Class B shares; or
o    Class B or Class C shares on which a CDSC was paid.
The transaction is considered a sale for federal (and state) income tax purposes even if the proceeds are reinvested. If a loss is realized on the sale, the reinvestment may be subject to the "wash sale" rules resulting in the postponement of the recognition of the loss for tax purposes.

Sell shares by mail
o    Send a letter (signed by the owner of the account) to:
         Principal Mutual Funds
         P. O. Box 10423
         Des Moines Iowa 50306-9780

o    Specify the Fund and account number.
o Specify the number of shares or the dollar amount to be sold. o A signature guarantee* will be required if the:
     o   sell order is for more than $100,000;
     o   account address has been changed within one month of the sell order; or
     o check is payable to a party other than the account shareholder(s) or Principal Life Insurance Company.
          * If required, the signature(s) must be guaranteed by a commercial bank, trust company, credit union, savings and loan, national securities exchange member or brokerage firm. A signature guaranteed by a notary public or savings bank is not acceptable.

Sell shares in amounts of $100,000 or less by telephone*
o The address on the account must not have been changed within the last month and telephone privileges must apply to the account from which the shares are being sold.
o    If our phone lines are busy, you may need to send in a written sell order.
o To sell shares the same day, the order must be received before the close of normal trading on the New York Stock Exchange (generally 3:00 p.m. Central
     Time).
o Telephone redemption privileges are NOT available for Principal Mutual Funds IRAs, 403(b)s, SEPs, SIMPLES, SAR-SEPs, or certain employee benefit plans, or on shares for which certificates have been issued.
o If previously authorized, checks can be sent to a shareholder's U.S. bank account.
     * The Fund and transfer agent reserve the right to refuse telephone orders to sell shares. The shareholder is liable for a loss resulting from a fraudulent telephone order that the Fund reasonably believes is genuine. The Fund will use reasonable procedures to assure instructions are genuine. If the procedures are not followed, the Fund may be liable for loss due to unauthorized or fraudulent transactions. The procedures include: recording all telephone instructions, requesting personal identification information (name, phone number, social security number, birth date, etc.) and sending written confirmation to the address on the account.


Sell shares by checkwriting (Class A shares of Cash Management Fund only)
o Checkwriting must be elected on initial application or by written request to Principal Mutual Funds. Such election continues in effect until the Fund receives written notice revoking or changing the election.
o The Fund can only sell shares after your check making the Fund investment has cleared your bank.
o    Checks must be written for at least $500.
o Checks are drawn on UMB Bank, N.A. and its rules concerning checking accounts apply.
o If the account does not have sufficient funds to cover the check, it is marked "Insufficient Funds" and returned (the Fund may revoke checkwriting on accounts on which "Insufficient Funds" checks are drawn).
o Accounts may not be closed by withdrawal check (accounts continue to earn dividends until checks clear and the exact value of the account is not known until the check is received by UMB).
o    Checkwriting is only available for non-qualified accounts.
o Neither the Fund, UMB nor the Manager shall incur any liability for honoring the checks, selling shares to pay checks nor for returning checks unpaid.


Periodic withdrawal plans
You may set up a periodic withdrawal plan on a monthly, quarterly, semiannual or annual basis to:
o    sell a fixed number of shares ($25 initial minimum amount);
o sell enough shares to provide a fixed amount of money ($25 initial minimum amount);
o pay insurance or annuity premiums or deposits to Principal Life Insurance Company (call us for details); and
o provide an easy method of making monthly installment payments (if the service is available from your creditor who must supply the necessary forms).

You can set up a periodic withdrawal plan by:
o    completing the applicable section of the application; or
o sending us your written instructions (and share certificate, if any, issued for the account).

Your periodic  withdrawal plan continues  until:
o    you instruct us to stop; or
o    your Fund account balance is zero.

When you set up the withdrawal plan, you select which day you want the sale made (if none selected, the sale will be made on the 15th of the month). If the selected date is not a trading day, the sale will take place on the next trading day (if that day falls in the month after your selected date, the transaction will take place on the trading day before your selected date). If telephone privileges apply to the account, you may change the date or amount by telephoning us.

Sales may be subject to a CDSC. Up to 10% of the value of a Class B or Class C share account may be withdrawn annually free of a CDSC. If the withdrawal plan is set up when the account is opened, 10% of the value of additional purchases made within 60 days may also be withdrawn free of a CDSC. The amount of the 10% withdrawal privilege is reset as of the last business day of December of each year based on the account's value as of that day.

Withdrawal payments are sent on or before the third business day after the date of the sale. It may take additional business days for your financial institution to post this payment to your account at that financial institution.

Sales made under your periodic withdrawal plan will reduce and may eventually exhaust your account. The Funds do not normally accept purchase payments while a periodic withdrawal plan is in effect (unless the purchase represents a substantial addition to your account).

The Fund from which the periodic withdrawal is made makes no recommendation as to either the number of shares or the fixed amount that you withdraw. The portion of sales proceeds from the Tax-Exempt Bond Fund which represents tax-exempt income which has been accrued but not declared a dividend by the Fund may be taxed at capital gain rates.

HOW TO EXCHANGE SHARES AMONG PRINCIPAL MUTUAL FUNDS

Your shares in the Funds (except Class A shares of Cash Management, LargeCap Stock Index and Limited Term Bond Funds) may be exchanged without a sales charge for the same class of any other Principal Mutual Fund. The minimun amount that may be exchanged into any Principal Mutual Fund must be at least $300 on an annual basis. After 90 days of their purchase, Class A shares of LargeCap Stock Index and Limited Term Bond Funds may be exchanged into Class A shares of the other Principal Mutual Funds. The 90 day holding period requirement is waived if your purchase of Limited Term Bond Fund shares is made through our Principal Path for Income program.

Class A shares  of the Cash  Management  Fund  may be  exchanged  into
o    Class A shares of other Principal Mutual Funds.
     o If the Cash Management shares were acquired by direct purchase, a sales charge will be imposed on the exchange into other Class A shares.
     o If the Cash Management shares were acquired by (i) exchange from other Funds, (ii) conversion of Class B shares or (iii) reinvestment of dividends earned on Class A shares that were acquired through exchange, no sales charge will be imposed on the exchange into other Class A shares.
o Class B or Class C shares of other Principal Mutual Funds - subject to the CDSC.

The CDSC, if any, is not charged on exchanges. However, the purchase date of the exchanged shares and the CSDC table are used to determine if the newly acquired shares are subject to the CDSC (and the amount of the CDSC if any) when they are sold.

You may exchange shares by:
o calling us, if you have telephone privileges on the account and if no share certificate has been issued.
o    sending a written request to:
                           Principal Mutual Funds
                           P. O. Box 10423
                           Des Moines, Iowa 50306-9780
o    completing an Exchange Authorization Form (call us to obtain the form).
o    via the Internet at www.principal.com.

Automatic exchange election
This election authorizes an exchange from one Principal Mutual Fund to another on a monthly, quarterly, semiannual or annual basis. You can set up an automatic exchange by:
o    completing the Automatic Exchange Election section of the application;
o calling us if telephone privileges apply to the account from which the exchange is to be made; or
o    sending us your written instructions.

Your automatic  exchange  continues  until:
o    you instruct us to stop; or
o    your Fund account balance is zero.

You may specify the day of the exchange. If the selected day is not a trading day, the sale will take place on the next trading day (if that day falls in the month after your selected date, the transaction will take place on the trading day before your selected date). If telephone privileges apply to the account, you may change the date or amount by telephoning us.

General
o    An exchange by any joint owner is binding on all joint owners.
o If you do not have an existing account in the Fund to which the exchange is being made, a new account is established. The new account has the same owner(s), dividend and capital gain options and dealer of record as the account from which the shares are being exchanged.
o All exchanges are subject to the minimum investment and eligibility requirements of the Fund being acquired.
o You may acquire shares of a Fund only if its shares are legally offered in your state of residence.
o If a certificate has been issued, it must be returned to the Fund before the exchange can take place.
o For an exchange to be effective the day we receive your instruction, we must receive the instruction before the close of normal trading on the New York Stock Exchange (generally 3 p.m. Central Time).

When money is exchanged or transferred from one account registration or tax identification number to another, the account holder is relinquishing his or her rights to the money. Therefore exchanges and transfers can only be accepted by telephone if the exchange (transfer) is between:
o    accounts with identical ownership;
o an account with a single owner to one with joint ownership if the owner of the single owner account is also an owner of the jointly owned account;
o a single owner to a UTMA account if the owner of the single ownership account is also the custodian on the UTMA account; or
o a single or jointly owned account to an IRA account to fund the yearly IRA contribution of the owner (or one of the owners in the case of a jointly owned account).


The exchange is treated as a sale of shares for federal (and state) income tax purposes and may result in a capital gain or loss. Income tax rules regarding the calculation of cost basis may make it undesirable in certain circumstances to exchange shares within 90 days of their purchase.


The exchange privilege is not intended for short-term trading. Excessive exchange activity may interfere with portfolio management and have an adverse impact on all shareholders. In order to limit excessive exchange activity, and under other circumstances where the Board of Directors of the Fund or the Manager believes it is in the best interest of the Fund, the Fund reserves the right to revise or terminate the exchange privilege, limit the amount or number of exchanges, reject any exchange or close any account. You would be notified of any such action to the extent required by law.


Fund shares used to fund an employee benefit plan may be exchanged only for shares of other Principal Mutual Funds available to employee benefit plans. Such an exchange must be made by following the procedures provided in the employee benefit plan and the written service agreement.


GENERAL INFORMATION ABOUT A FUND ACCOUNT

Statements
You  will  receive  quarterly   statements  (monthly  statements  for  the  Cash
Management Fund) for the Funds you own. Principal Mutual Fund 401(a) plan participants will receive semi-annual statements which detail account activity. The statements provide the number and value of shares you own, transactions during the quarter, dividends declared or paid and other information. The year end statement includes information for all transactions that took place during the year. Please review your statement as soon as you receive it. Keep your statements as you may need them for tax reporting purposes.

Generally, each time you buy, sell or exchange shares between Principal Mutual Funds, you will receive a confirmation in the mail shortly thereafter. It summarizes all the key information - what you bought or sold, the amount of the transaction, and other vital data. The Cash Management Fund mails confirmations only once a month detailing dividend and account activity.

Certain purchases and sales are only included on your quarterly statement. These include accounts
o    when the only activity during the quarter:
     o    is purchase of shares from reinvested dividends and/or capital gains;
     o    is a result of Dividend Relay;
     o    are purchases under an Automatic Investment Plan;
     o    are sales under a periodic withdrawal plan; and
     o    are purchases or sales under an automatic exchange election.
o    used to fund certain individual retirement or individual pension plans.
o    established under a payroll deduction plan.

If you need information about your account(s) at other times, you may:
o call us at 1-800-247-4123, our office generally is open Monday through Friday between 7 A.M. and 7 P.M. Central Time;
o    call our PrinCall(R)line 24 hours a day at 1-800-421-2298; or
o    access your account on the internet at www.principal.com.

Signature Guarantees
Certain transactions require that your signature be guaranteed. If required, the signature(s) must be guaranteed by a commercial bank, trust company, credit union, savings and loan, national securities exchange member or brokerage firm. A signature guaranteed by a notary public or savings bank is not acceptable. Signature guarantees are required:
o    if you sell more than $100,000 from any one Fund;
o if a sales proceeds check is payable to other than the account shareholder(s), Principal Life Insurance Company or one of its affiliates;
o to make a Dividend Relay election from an account with joint owners to an account with only one owner or different joint owners;
o    to change ownership of an account;
o to add telephone transaction services, checkwriting and/or wire privileges to an existing account;
o to change bank account information designated under an existing telephone withdrawal plan;
o to have a sales proceeds check mailed to an address other than the address on the account or to the address on the account if it has been changed within the preceding month; and
o    to exchange or transfer among accounts with different ownerships.

Minimum Account Balance
Generally, the Funds do not have a minimum required balance. Because of the disproportional high cost of maintaining small accounts, the Funds reserve the right to set a minimum and sell all shares in an account with a value of less than $300. The sales proceeds would then be mailed to you. These involuntary sales will not be triggered just by market conditions. If the Fund exercises this right, you will be notified that the redemption is going to be made. You will have 30 days to make an additional investment and bring your account up to the required minimum. The Fund reserves the right to increase the required minimum.

Special Plans
The Funds reserve the right to amend or terminate the special plans described in this prospectus. Such plans include automatic investment, dividend relay, periodic withdrawal, and waiver or reduction of sales charges for certain purchasers. You will be notified of any such action to the extent required by law.

Telephone Instructions
The Funds reserve the right to refuse telephone instructions. You are liable for a loss resulting from a fraudulent telephone instruction that we reasonably believe is genuine. We use reasonable procedures to assure instructions are genuine. If the procedures are not followed, we may be liable for loss due to unauthorized or fraudulent transactions. The procedures include: recording all telephone instructions, requesting personal identification information (name, address, phone number, social security number, birth date, etc.) and sending written confirmation to the shareholder's address of record.

Financial Statements
Shareholders will receive annual financial statements for the Funds, examined by the Funds' independent auditors, Ernst & Young LLP. Shareholders will also receive a semiannual financial statement which is unaudited. That report is a part of this prospectus. The following financial highlights are derived from financial statements which were audited by Ernst & Young LLP.


FINANCIAL HIGHLIGHTS
Domestic Growth-Oriented Funds

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

PRINCIPAL BALANCED FUND, INC.(a)
-----------------------------
Class A shares                                                  2000         1999        1998          1997        1996
--------------------------------------------------------------------  -------------------------------------        ----
Net Asset Value, Beginning of Period...................       $15.13       $15.28      $15.11       $14.61       $13.74
Income from Investment Operations:
   Net Investment Income...............................          .32          .40         .42          .35          .38
   Net Realized and Unrealized Gain
     on Investments....................................          .02          .34        1.15         1.81         1.59

                       Total from Investment Operations          .34          .74        1.57         2.16         1.97
Less Dividends and Distributions:
   Dividends from Net Investment Income................         (.33)        (.44)       (.37)        (.36)        (.43)
   Distributions from Capital Gains....................         (.64)        (.45)      (1.03)       (1.30)        (.67)

                      Total Dividends and Distributions         (.97)        (.89)      (1.40)       (1.66)       (1.10)

Net Asset Value, End of Period.........................       $14.50       $15.13      $15.28       $15.11       $14.61

Total Return(b) .......................................        2.40%        4.85%       11.00%       15.88%      15.10%

Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............      $94,763     $112,329     $104,414      $85,436     $70,820
   Ratio of Expenses to Average Net Assets.............        1.32%        1.28%        1.28%        1.33%       1.28%
   Ratio of Net Investment Income to
     Average Net Assets................................        2.26%        2.67%        2.86%        2.42%       2.82%
   Portfolio Turnover Rate.............................        54.4%        24.2%        57.0%        27.6%       32.6%


PRINCIPAL BALANCED FUND, INC.(a)
-----------------------------
Class B shares                                                  2000         1999        1998          1997        1996
--------------------------------------------------------------------  -------------------------------------        ----
Net Asset Value, Beginning of Period...................       $15.06       $15.22      $15.05       $14.56       $13.71
Income from Investment Operations:
   Net Investment Income...............................          .21          .29         .31          .25          .29
   Net Realized and Unrealized Gain
     on Investments....................................          .02          .32        1.14         1.79         1.55

                       Total from Investment Operations          .23          .61        1.45         2.04         1.84
Less Dividends and Distributions:
   Dividends from Net Investment Income................         (.22)        (.32)       (.25)        (.25)        (.32)
   Distributions from Capital Gains....................         (.64)        (.45)      (1.03)       (1.30)        (.67)

                      Total Dividends and Distributions         (.86)        (.77)      (1.28)       (1.55)        (.99)

Net Asset Value, End of Period.........................       $14.43       $15.06      $15.22       $15.05       $14.56

Total Return(b) .......................................        1.61%        4.02%       10.18%       14.96%      14.10%

Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............      $20,680      $23,570      $18,930      $11,885      $5,964
   Ratio of Expenses to Average Net Assets.............        2.12%        2.02%        2.04%        2.14%       2.13%
   Ratio of Net Investment Income to
     Average Net Assets................................        1.46%        1.93%        2.08%        1.58%       1.93%
   Portfolio Turnover Rate.............................        54.4%        24.2%        57.0%        27.6%       32.6%


PRINCIPAL BALANCED FUND, INC.(a)
-----------------------------
Class C shares                                                  2000         1999(e)
----------------------------------------------------------------------       ----
Net Asset Value, Beginning of Period...................       $15.13       $15.94
Income from Investment Operations:
   Net Investment Income (Operating Loss)..............         (.03)         .07
   Net Realized and Unrealized Gain (Loss)
     on Investments....................................          .03         (.81)

                       Total from Investment Operations          .00         (.74)
Less Dividends and Distributions:
   Dividends from Net Investment Income................         (.19)        (.07)
   Distributions from Capital Gains....................         (.64)        --

                                        Total Dividends         (.83)        (.07)

Net Asset Value, End of Period.........................       $14.30       $15.13

Total Return(b) .......................................         .03%      (4.67)%(c)

Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............         $404         $242
   Ratio of Expenses to Average Net Assets.............        3.52%        2.11%(d)
                                                                    -
   Ratio of Net Investment Income to
     Average Net Assets................................         .03%        1.78%(d)
   Portfolio Turnover Rate.............................        54.4%        24.2%(d)
                                                                    -




PRINCIPAL BLUE CHIP FUND, INC.(a)
------------------------------
Class A shares                                                  2000         1999        1998          1997        1996
----------------------------------------------------------------------       ----        ------------------        ----
Net Asset Value, Beginning of Period                          $25.25       $21.71      $20.22        $17.10      $15.03
Income from Investment Operations:
   Net Investment Income(f)   ......................             .04          .15         .12           .21         .23
   Net Realized and Unrealized Gain (Loss)
     on Investments....................................         (.69)        3.53        3.57         3.58         2.45

                       Total from Investment Operations         (.65)        3.68        3.69         3.79         2.68
Less Dividends and Distributions:
   Dividends from Net Investment Income................         --           (.14)       (.12)        (.21)        (.26)
   Dvidends in Excess of Net Investment
     Income(i) ........................................         (.05)       --           --           --           --
   Distributions from Capital Gains....................         (.29)       --          (2.08)        (.46)        (.35)

                      Total Dividends and Distributions         (.34)        (.14)      (2.20)        (.67)        (.61)

Net Asset Value, End of Period.........................       $24.26       $25.25      $21.71       $20.22       $17.10

Total Return(b) .......................................      (2.60)%       17.00%       19.48%       22.57%      18.20%

Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............     $170,462     $184,217     $126,740      $79,985     $44,389
   Ratio of Expenses to Average Net Assets(f)   ..             1.19%        1.26%        1.31%        1.30%       1.33%
   Ratio of Net Investment Income to
     Average Net Assets................................         .19%         .63%         .57%        1.10%       1.41%
   Portfolio Turnover Rate.............................        73.6%        16.4%          .5%        55.4%       13.3%


PRINCIPAL BLUE CHIP FUND, INC.(a)
------------------------------
Class B shares                                                  2000         1999        1998          1997        1996
----------------------------------------------------------------------       ----        ------------------        ----
Net Asset Value, Beginning of Period...................       $25.00       $21.55      $20.14       $17.03       $14.99
Income from Investment Operations:
   Net Investment Income (Operating Loss)(f)    ..              (.14)        (.02)       (.02)         .07          .11
   Net Realized and Unrealized Gain (Loss)
     on Investments....................................         (.67)        3.48        3.53         3.54         2.41

                       Total from Investment Operations         (.81)        3.46        3.51         3.61         2.52
Less Dividends and Distributions:
   Dividends from Net Investment Income................         --           (.01)       (.02)        (.04)        (.13)
   Dividends in Excess of Net Investment
     Income(i) ........................................         (.01)       --           --           --           --
   Distributions from Capital Gains....................         (.29)       --          (2.08)        (.46)        (.35)

                      Total Dividends and Distributions         (.30)        (.01)      (2.10)        (.50)        (.48)

Net Asset Value, End of Period.........................       $23.89       $25.00      $21.55       $20.14       $17.03

Total Return(b) .......................................      (3.30)%       16.09%       18.59%       21.59%      17.18%

Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............      $54,550      $56,493      $34,223      $18,265      $6,527
   Ratio of Expenses to Average Net Assets(f)   ..             1.94%        2.04%        2.02%        2.06%       2.19%
   Ratio of Net Investment Income (Operating Loss)
     to Average Net Assets.............................       (.56)%       (.15)%       (.14)%         .32%         49%
   Portfolio Turnover Rate.............................        73.6%        16.4%          .5%        55.4%       13.3%


PRINCIPAL BLUE CHIP FUND, INC.(a)
------------------------------
Class C shares                                                  2000         1999(e)
--------------------------------------------------------------------  -----------
Net Asset Value, Beginning of Period...................       $25.17       $25.50
Income from Investment Operations:
   Net Investment Income (Operating Loss)(f)    ..              (.09)        (.03)
   Net Realized and Unrealized Gain (Loss)
     on Investments....................................         (.72)        (.30)

                       Total from Investment Operations         (.81)        (.33)
Less Distributions from Capital Gains..................         (.29)        --

Net Asset Value, End of Period.........................       $24.07       $25.17

Total Return(b) .......................................      (3.27)%      (1.29)%(c)

Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............       $1,355         $331
   Ratio of Expenses to Average Net Assets(f)   .......        1.93%        2.27%(d)
   Ratio of Net Investment Income (Operating Loss) to
      Average Net Assets...............................       (.66)%       (.72)%(d)
   Portfolio Turnover Rate.............................        73.6%        16.4%(d)


PRINCIPAL CAPITAL VALUE FUND, INC.(a)
----------------------------------
Class A shares                                                  2000         1999        1998          1997        1996
--------------------------------------------------------------------  -------------------------------------        ----
Net Asset Value, Beginning of Period...................       $29.58       $31.07      $29.69       $27.72       $23.69
Income from Investment Operations:
   Net Investment Income...............................          .34          .52         .50          .50          .45
   Net Realized and Unrealized Gain (Loss)
     on Investments....................................        (2.10)         .45        3.88         5.80         5.48

                       Total from Investment Operations        (1.76)         .97        4.38         6.30         5.93
Less Dividends and Distributions:
   Dividends from Net Investment Income................         (.25)        (.51)       (.53)        (.48)        (.43)
   Distributions from Capital Gains....................        (2.53)       (1.95)      (2.47)       (3.85)       (1.47)

                      Total Dividends and Distributions        (2.78)       (2.46)      (3.00)       (4.33)       (1.90)

Net Asset Value, End of Period.........................       $25.04       $29.58      $31.07       $29.69       $27.72

Total Return(b) .......................................      (6.20)%        3.00%       15.59%       25.36%      26.41%

Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............     $452,251     $573,485     $565,052     $494,444    $435,617
   Ratio of Expenses to Average Net Assets.............         .94%         .75%         .74%         .70%        .69%
   Ratio of Net Investment Income to
     Average Net Assets................................        1.38%        1.73%        1.67%        1.85%       1.82%
Portfolio Turnover Rate................................       107.8%        44.5%        23.2%        30.8%       50.2%


PRINCIPAL CAPITAL VALUE FUND, INC.(a)
----------------------------------
Class B shares                                                  2000         1999        1998          1997        1996
--------------------------------------------------------------------  -------------------------------------        ----
Net Asset Value, Beginning of Period...................       $29.41       $30.90      $29.51       $27.58       $23.61
Income from Investment Operations:
   Net Investment Income...............................          .11          .29         .26          .23          .21
   Net Realized and Unrealized Gain (Loss)
     on Investments....................................        (2.09)         .44        3.86         5.77         5.45

                       Total from Investment Operations        (1.98)         .73        4.12         6.00         5.66
Less Dividends and Distributions:
   Dividends from Net Investment Income................         (.14)        (.27)       (.26)        (.22)        (.22)
   Distributions from Capital Gains....................        (2.53)       (1.95)      (2.47)       (3.85)       (1.47)

                      Total Dividends and Distributions        (2.67)       (2.22)      (2.73)       (4.07)       (1.69)

Net Asset Value, End of Period.........................       $24.76       $29.41      $30.90       $29.51       $27.58

Total Return(b) .......................................      (7.03)%        2.24%       14.71%       24.13%      25.19%

Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............      $39,017      $53,169      $44,765      $27,240      $9,832
   Ratio of Expenses to Average Net Assets.............        1.82%        1.52%        1.52%        1.65%       1.70%
   Ratio of Net Investment Income to
     Average Net Assets................................         .51%         .96%         .88%         .84%        .80%
Portfolio Turnover Rate................................       107.8%        44.5%        23.2%        30.8%       50.2%


PRINCIPAL CAPITAL VALUE FUND, INC.(a)
----------------------------------
Class C shares                                                  2000         1999(e)
--------------------------------------------------------------------  -----------
Net Asset Value, Beginning of Period...................       $29.45       $31.81
Income from Investment Operations:
   Net Investment Income (Operating Loss)..............         (.25)         .01
   Net Realized and Unrealized Gain (Loss)
     on Investments....................................        (2.10)       (2.37)

                       Total from Investment Operations        (2.35)       (2.36)
Less Dividends and Distributions:
   Dividends from Net Investment Income................         (.11)        --
   Distributions from Capital Gains....................        (2.53)        --

                      Total Dividends and Distributions        (2.64)       (2.23)

Net Asset Value, End of Period.........................       $24.46       $29.45

Total Return(b) .......................................      (8.43)%      (7.42)%(c)

Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............         $648         $211
   Ratio of Expenses to Average Net Assets.............        3.56%        2.07%(d)
   Ratio of Net Investment Income to
     Average Net Assets (Operating Loss)...............      (1.39)%         .23%(d)
   Portfolio Turnover Rate.............................       107.8%        44.5%(d)


PRINCIPAL GROWTH FUND, INC.(a)
---------------------------
Class A shares                                                 2000         1999         1998         1997        1996
-------------------------------------------------------------------         ----         -----------------        ------
Net Asset Value, Beginning of Period...................       $65.57      $56.09       $50.43       $39.54      $37.22
Income from Investment Operations:
   Net Investment Income (Operating Loss) .............         (.37)        .21          .35          .31         .35
   Net Realized and Unrealized Gain
     on Investments....................................         8.43        9.56         7.14        11.26        3.50

                       Total from Investment Operations         8.06        9.77         7.49        11.57        3.85
Less Dividends and Distributions:
   Dividends from Net Investment Income................         --           (.30)       (.34)        (.31)        (.35)
   Distributions from Capital Gains....................        (2.41)        --         (1.49)        (.37)       (1.18)

                      Total Dividends and Distributions        (2.41)        (.30)      (1.83)        (.68)       (1.53)

Net Asset Value, End of Period.........................       $71.22       $65.57      $56.09       $50.43       $39.54

Total Return(b) .......................................       12.64%       17.46%       15.17%       29.55%      10.60%

Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............     $525,175     $493,117     $395,954     $317,386    $228,361
   Ratio of Expenses to Average Net Assets.............        1.08%         .89%         .95%        1.03%       1.08%
   Ratio of Net Investment Income (Operating Loss) to
     Average Net Assets................................       (.52)%         .33%         .66%         .68%        .95%
   Portfolio Turnover Rate.............................       121.5%        32.4%        21.9%        16.5%        1.8%


PRINCIPAL GROWTH FUND, INC.(a)
---------------------------
Class B shares                                                 2000         1999         1998         1997        1996
-------------------------------------------------------------------  --------------------------------------       ----
Net Asset Value, Beginning of Period...................       $65.33      $55.98       $50.36       $39.43      $37.10
Income from Investment Operations:
   Net Investment Income (Operating Loss)..............         (.89)      (.17)          .06          .09         .08
   Net Realized and Unrealized Gain
     on Investments....................................         8.38        9.55         7.14        11.23        3.48

                       Total from Investment Operations         7.49        9.38         7.20        11.32        3.56
Less Dividends and Distributions:
   Dividends from Net Investment Income................         --           (.03)       (.09)        (.02)        (.05)
   Distributions from Capital Gains....................        (2.41)        --         (1.49)        (.37)      (1.18)

                      Total Dividends and Distributions        (2.41)        (.03)      (1.58)        (.39)       (1.23)

Net Asset Value, End of Period.........................       $70.41       $65.33      $55.98       $50.36       $39.43

Total Return(b) .......................................       11.79%       16.75%       14.58%       28.92%       9.80%

Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............     $110,001      $96,116      $64,809      $42,241     $24,019
   Ratio of Expenses to Average Net Assets.............        1.85%        1.50%       1.46%         1.48%       1.79%
Ratio of Net Investment Income (Operating Loss) to
     Average Net Assets................................      (1.30)%       (.28)%        .15%          .23%        .22%
   Portfolio Turnover Rate.............................       121.5%        32.4%       21.9%         16.5%        1.8%


PRINCIPAL GROWTH FUND, INC.(a)
---------------------------
Class C shares                                                  2000         1999(e)
--------------------------------------------------------------------  -----------
Net Asset Value, Beginning of Period...................       $65.34       $67.89
Income from Investment Operations:
   Net Investment Income (Operating Loss)..............         (.94)        (.07)
   Net Realized and Unrealized Gain (Loss)
     on Investments....................................         8.18        (2.48)

                       Total from Investment Operations         7.24        (2.55)
Less Dividends and Distributions:
   Dividends from Net Investment Income................         --           --
   Distributions from Capital Gains....................        (2.41)        --

                      Total Dividends and Distributions        (2.41)        --

Net Asset Value, End of Period.........................       $70.17       $65.34

Total Return(b) .......................................       11.38%      (3.75)%(c)

Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............       $2,203         $452
   Ratio of Expenses to Average Net Assets.............        2.30%        1.85%(d)
   Ratio of Net Investment Income (Operating Loss) to
     Average Net Assets................................      (1.78)%       (.58)%(d)
   Portfolio Turnover Rate.............................       121.5%        32.4%(d)


PRINCIPAL LARGECAP STOCK INDEX FUND, INC.
-----------------------------------------
Class A shares                                                  2000(g)
--------------------------------------------------------------------
Net Asset Value, Beginning of Period...................       $10.00
Income from Investment Operations:
   Net Investment Income(f) ...........................          .03
   Net Realized and Unrealized Gain
     on Investments....................................          .56

                       Total from Investment Operations          .59

Net Asset Value, End of Period.........................       $10.59

Total Return(b) .......................................        4.96%(c)

Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............       $9,855
   Ratio of Expenses to Average Net Assets(f)   ...             .79%(d)
   Ratio of Net Investment Income to
     Average Net Assets................................         .76%(d)
   Portfolio Turnover Rate.............................       189.7%(d)


PRINCIPAL LARGECAP STOCK INDEX FUND, INC.
-----------------------------------------
Class B shares                                                  2000(g)
--------------------------------------------------------------------
Net Asset Value, Beginning of Period...................       $10.00
Income from Investment Operations:
   Net Investment Income(f)   .......................            .02
   Net Realized and Unrealized Gain
     on Investments....................................          .54

                       Total from Investment Operations          .56

Net Asset Value, End of Period.........................       $10.56

Total Return(b) .......................................        4.66%(c)

Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............       $2,838
   Ratio of Expenses to Average Net Assets(f)   ..             1.14%(d)
   Ratio of Net Investment Income to
     Average Net Assets................................         .45%(d)
   Portfolio Turnover Rate.............................       189.7%(d)


PRINCIPAL LARGECAP STOCK INDEX FUND, INC.
-----------------------------------------
Class C shares                                                  2000(g)
--------------------------------------------------------------------
Net Asset Value, Beginning of Period...................       $10.00
Income from Investment Operations:
   Net Investment Income(f)   .......................            .03
   Net Realized and Unrealized Gain
     on Investments....................................          .54

                       Total from Investment Operations          .57

Net Asset Value, End of Period.........................       $10.57

Total Return(b) .......................................        4.76%(c)

Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............       $1,304
   Ratio of Expenses to Average Net Assets(f)   ..             1.14%(d)
   Ratio of Net Investment Income to
     Average Net Assets................................         .49%(d)
   Portfolio Turnover Rate.............................       189.7%(d)


PRINCIPAL MIDCAP FUND, INC.(a)
---------------------------
Class A shares                                                 2000         1999         1998         1997        1996
-------------------------------------------------------------------         ----         -----------------        -------
Net Asset Value, Beginning of Period...................       $42.12       $39.90      $45.33       $35.75       $31.45
Income from Investment Operations:
   Net Investment Income (Operating Loss)..............         (.16)        (.06)       (.07)         .07          .14
   Net Realized and Unrealized Gain (Loss)
     on Investments....................................        12.08         2.28       (4.26)       10.80         5.05

                       Total from Investment Operations        11.92         2.22       (4.33)       10.87         5.19
Less Dividends and Distributions:
   Dividends from Net Investment Income................         --          --           --           (.11)        (.14)
   Distributions from Capital Gains....................        (2.03)       --          (1.10)       (1.18)        (.75)

                      Total Dividends and Distributions        (2.03)       --          (1.10)       (1.29)        (.89)

Net Asset Value, End of Period.........................       $52.01       $42.12      $39.90       $45.33       $35.75

Total Return(b) .......................................       29.21%        5.56%      (9.78)%       31.26%      16.89%

Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............     $364,639     $313,984     $332,942     $346,666    $229,465
   Ratio of Expenses to Average Net Assets.............        1.17%        1.22%        1.22%        1.26%       1.32%
   Ratio of Net Investment Income (Operating Loss) to
     Average Net Assets................................       (.36)%       (.17)%       (.14)%         .20%        .46%
Portfolio Turnover Rate................................       161.8%        59.9%        25.1%         9.5%       12.3%


PRINCIPAL MIDCAP FUND, INC.(a)
---------------------------
Class B shares                                                  2000         1999        1998          1997        1996
--------------------------------------------------------------------  -------------------------------------        ----
Net Asset Value, Beginning of Period...................       $41.29       $39.29      $44.88       $35.48       $31.31
Income from Investment Operations:
   Net Investment Income (Operating Loss)..............         (.42)        (.28)       (.23)        (.05)        (.04)
   Net Realized and Unrealized Gain (Loss)
     on Investments....................................        11.87         2.28       (4.26)       10.64         4.97

                       Total from Investment Operations        11.45         2.00       (4.49)       10.59         4.93
Less Dividends and Distributions:
   Dividends from Net Investment Income................         --          --           --           (.01)        (.01)
   Distributions from Capital Gains....................        (2.03)       --          (1.10)       (1.18)        (.75)

                      Total Dividends and Distributions        (2.03)       --          (1.10)       (1.19)        (.76)

Net Asset Value, End of Period.........................       $50.71       $41.29      $39.29       $44.88       $35.48

Total Return(b) .......................................       28.63%        5.09%     (10.24)%       30.64%      16.07%

Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............      $80,721      $68,639      $68,358      $59,554     $28,480
   Ratio of Expenses to Average Net Assets.............        1.62%        1.67%        1.73%        1.69%       2.01%
   Ratio of Net Investment Income (Operating Loss) to
     Average Net Assets................................       (.80)%       (.62)%       (.66)%       (.24)%      (.24)%
   Portfolio Turnover Rate.............................       161.8%        59.9%        25.1%         9.5%       12.3%


PRINCIPAL MIDCAP FUND, INC.(a)
---------------------------
Class C shares                                                  2000         1999(e)
--------------------------------------------------------------------  -----------
Net Asset Value, Beginning of Period...................       $41.96       $45.79
Income from Investment Operations:
   Net Investment Income (Operating Loss)..............         (.87)        (.11)
   Net Realized and Unrealized Gain (Loss)
     on Investments....................................        11.77        (3.72)

                       Total from Investment Operations        10.90        (3.83)
Less Dividends and Distributions:
   Dividends from Net Investment Income................        --           --
   Distributions from Capital Gains....................        (2.03)       --

                      Total Dividends and Distributions        (2.03)       --

Net Asset Value, End of Period.........................       $50.83       $41.96

Total Return(b) .......................................       26.75%      (8.36)%(c)

Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............         $743         $222
   Ratio of Expenses to Average Net Assets.............        3.29%        2.25%(d)
   Ratio of Net Investment Income (Operating Loss) to
     Average Net Assets................................      (2.45)%      (1.14)%(d)
   Portfolio Turnover Rate.............................       161.8%        59.9%(d)


PRINCIPAL PARTNERS AGGRESSIVE
GROWTH FUND, INC.
Class A shares                                                  2000
---------------------------------------------------------------------
Net Asset Value, Beginning of Period...................       $10.00
Income from Investment Operations:
   Net Investment Income (Operating Loss)(f)    ..              (.05)
   Net Realized and Unrealized Gain
     on Investments....................................         1.41

                       Total from Investment Operations         1.36

Net Asset Value, End of Period.........................       $11.36

Total Return(b) .......................................       13.60%(c)

Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............      $49,794
   Ratio of Expenses to Average Net Assets(f)   .......        1.57%(d)
   Ratio of Net Investment Income (Operating Loss) to
     Average Net Assets................................       (.68)%(d)
   Portfolio Turnover Rate.............................        62.0%(d)


PRINCIPAL PARTNERS AGGRESSIVE
GROWTH FUND, INC.
Class B shares                                                  2000
--------------------------------------------------------------------
Net Asset Value, Beginning of Period...................      $ 10.00
Income from Investment Operations:
   Net Investment Income (Operating Loss)(f)    ..              (.10)
   Net Realized and Unrealized Gain
     on Investments....................................         1.38

                       Total from Investment Operations         1.28

Net Asset Value, End of Period.........................       $11.28

Total Return(b) .......................................       12.80%(c)

Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............      $19,430
   Ratio of Expenses to Average Net Assets(f)   .......        2.31%(d)
   Ratio of Net Investment Income (Operating Loss) to
     Average Net Assets................................      (1.41)%(d)
   Portfolio Turnover Rate.............................        62.0%(d)



PRINCIPAL PARTNERS AGGRESSIVE
GROWTH FUND, INC.
Class C shares                                                  2000
--------------------------------------------------------------------
Net Asset Value, Beginning of Period...................       $10.00
Income from Investment Operations:
   Net Investment Income (Operating Loss)(f)    ..              (.12)
   Net Realized and Unrealized Gain
     on Investments....................................         1.40

                       Total from Investment Operations         1.28

Net Asset Value, End of Period.........................       $11.28

Total Return(b) .......................................       12.80%(c)

Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............       $2,468
   Ratio of Expenses to Average Net Assets(f)   .......        2.31%(d)
   Ratio of Net Investment Income (Operating Loss) to
     Average Net Assets................................      (1.38)%(d)
   Portfolio Turnover Rate.............................        62.0%(d)


PRINCIPAL PARTNERS LARGECAP
GROWTH FUND, INC.
Class A shares                                                  2000(g)
--------------------------------------------------------------------
Net Asset Value, Beginning of Period...................      $ 10.00
Income from Investment Operations:
   Net Investment Income (Operating Loss)(f)    ..              (.04)
   Net Realized and Unrealized Gain (Loss)
     on Investments....................................        (1.84)

                       Total from Investment Operations        (1.88)

Net Asset Value, End of Period.........................        $8.12

Total Return(b) .......................................     (20.55)%(c)

Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............       $7,126
   Ratio of Expenses to Average Net Assets(f)    ......        1.73%(d)
   Ratio of Net Investment Income (Operating Loss) to
     Average Net Assets................................      (1.24)%(d)
   Portfolio Turnover Rate.............................       181.8%(d)


PRINCIPAL PARTNERS LARGECAP
GROWTH FUND, INC.
Class B shares                                                  2000(g)
--------------------------------------------------------------------
Net Asset Value, Beginning of Period...................       $10.00
Income from Investment Operations:
   Net Investment Income (Operating Loss)(f)    ..              (.06)
   Net Realized and Unrealized Gain (Loss)
     on Investments....................................        (1.86)

                       Total from Investment Operations        (1.92)

Net Asset Value, End of Period.........................        $8.08

Total Return(b) .......................................     (20.94)%(c)

Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............       $2,796
   Ratio of Expenses to Average Net Assets(f)    ......        2.40%(d)
   Ratio of Net Investment Income (Operating Loss) to
     Average Net Assets................................      (1.91)%(d)
   Portfolio Turnover Rate.............................       181.8%(d)



PRINCIPAL PARTNERS LARGECAP
GROWTH FUND, INC.
Class C shares                                                  2000(g)
--------------------------------------------------------------------
Net Asset Value, Beginning of Period...................      $ 10.00
Income from Investment Operations:
   Net Investment Income (Operating Loss)(f)    ..              (.10)
   Net Realized and Unrealized Gain (Loss)
     on Investments....................................        (1.82)

                       Total from Investment Operations        (1.92)

Net Asset Value, End of Period.........................        $8.08

Total Return(b) .......................................     (20.94)%(c)

Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............       $1,009
   Ratio of Expenses to Average Net Assets(f)    ......        2.46%(d)
   Ratio of Net Investment Income (Operating Loss) to
     Average Net Assets................................      (1.95)%(d)
   Portfolio Turnover Rate.............................       181.8%(d)



PRINCIPAL PARTNERS MIDCAP
GROWTH FUND, INC.
Class A shares                                                  2000(g)
--------------------------------------------------------------------
Net Asset Value, Beginning of Period...................      $ 10.00
Income from Investment Operations:
   Net Investment Income (Operating Loss)(f)    ..              (.04)
   Net Realized and Unrealized Gain (Loss)
     on Investments....................................         (.87)

                       Total from Investment Operations      (.91)

Net Asset Value, End of Period.........................        $9.09

Total Return(b) .......................................     (12.68)%(c)

Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............      $11,875
   Ratio of Expenses to Average Net Assets(f)   .......        1.79%(d)
   Ratio of Net Investment Income (Operating Loss) to
     Average Net Assets................................      (1.40)%(d)
   Portfolio Turnover Rate.............................       265.5%(d)


PRINCIPAL PARTNERS MIDCAP
GROWTH FUND, INC.
Class B shares                                                  2000(g)
--------------------------------------------------------------------
Net Asset Value, Beginning of Period...................       $10.00
Income from Investment Operations:
   Net Investment Income (Operating Loss)(f)    ..               (.07)
   Net Realized and Unrealized Gain (Loss)
     on Investments....................................         (.89)

                       Total from Investment Operations         (.96)

Net Asset Value, End of Period.........................        $9.04

Total Return(b) .......................................     (13.16)%(c)

Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............       $4,093
   Ratio of Expenses to Average Net Assets(f)    ......        2.54%(d)
   Ratio of Net Investment Income (Operating Loss) to
     Average Net Assets................................      (2.18)%(d)
   Portfolio Turnover Rate.............................       265.5%(d)



PRINCIPAL PARTNERS MIDCAP
GROWTH FUND, INC.
Class C shares                                                  2000(g)
--------------------------------------------------------------------
Net Asset Value, Beginning of Period...................       $10.00
Income from Investment Operations:
   Net Investment Income (Operating Loss)(f)    ..              (.11)
   Net Realized and Unrealized Gain (Loss)
     on Investments....................................         (.85)

                       Total from Investment Operations         (.96)

Net Asset Value, End of Period.........................        $9.04

Total Return(b) .......................................     (13.16)%(c)

Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............       $1,288
   Ratio of Expenses to Average Net Assets(f)    ......        2.54%(d)
   Ratio of Net Investment Income (Operating Loss) to
     Average Net Assets................................      (2.10)%(d)
   Portfolio Turnover Rate.............................       265.5%(d)



PRINCIPAL REAL ESTATE FUND, INC
--------------------------------
Class A shares                                                  2000         1999        1998(h)
--------------------------------------------------------------------         ----        ----
Net Asset Value, Beginning of Period...................        $7.73        $8.39      $10.15
Income from Investment Operations:
   Net Investment Income(f)   .......................            .35          .31         .20
   Net Realized and Unrealized Gain (Loss)
     on Investments....................................         1.30         (.67)      (1.76)

                       Total from Investment Operations         1.65         (.36)      (1.56)
Less Dividends from Net Investment Income..............         (.35)        (.30)       (.20)

                                        Total Dividends         (.35)        (.30)       (.20)

Net Asset Value, End of Period.........................        $9.03        $7.73       $8.39

Total Return(b) .......................................       21.86%      (4.38)%     (15.45)%(c)

Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............       $9,439       $6,459       $5,490
   Ratio of Expenses to Average Net Assets(f)    .             1.88%        2.19%        2.25% (d)
   Ratio of Net Investment Income to
     Average Net Assets................................        4.28%        3.77%        2.89%(d)
   Portfolio Turnover Rate.............................        79.8%        55.1%        60.4%(d)


PRINCIPAL REAL ESTATE FUND, INC.
Class B shares                                                  2000         1999        1998(h)
--------------------------------------------------------------------         ----        ----
Net Asset Value, Beginning of Period...................        $7.71        $8.38      $10.15
Income from Investment Operations:
   Net Investment Income(f)   .......................30          .24          .20
   Net Realized and Unrealized Gain (Loss)
     on Investments....................................         1.29         (.66)      (1.78)

                       Total from Investment Operations         1.59         (.42)      (1.58)
Less Dividends from Net Investment Income..............         (.30)        (.25)       (.19)

                                        Total Dividends         (.30)        (.25)       (.19)

Net Asset Value, End of Period.........................        $9.00        $7.71       $8.38

Total Return(b) .......................................       21.00%      (5.10)%     (15.67)%(c)

Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............       $4,488       $3,351       $3,120
   Ratio of Expenses to Average Net Assets(f)    .             2.62%        2.98%        2.47%(d)
   Ratio of Net Investment Income to
     Average Net Assets................................        3.53%        2.98%        2.67%(d)
   Portfolio Turnover Rate.............................        79.8%        55.1%        60.4%(d)


PRINCIPAL REAL ESTATE FUND, INC.
Class C shares                                                  2000         1999(e)
--------------------------------------------------------------------  -----------
Net Asset Value, Beginning of Period...................        $7.72        $8.66
Income from Investment Operations:
   Net Investment Income(f)   .......................            .30          .06
   Net Realized and Unrealized Gain (Loss)
     on Investments....................................         1.30         (.94)

                       Total from Investment Operations         1.60         (.88)
Less Dividends from Net Investment Income..............         (.28)        (.06)

                                        Total Dividends         (.28)        (.06)

Net Asset Value, End of Period.........................        $9.04        $7.72

Total Return(b) .......................................       21.01%     (10.21)%(c)

Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............         $143          $99
   Ratio of Expenses to Average Net Assets(f)    .             2.62%        3.13%(d)
   Ratio of Net Investment Income to
     Average Net Assets................................        3.55%        2.00%(d)
   Portfolio Turnover Rate.............................        79.8%        55.1%(d)


PRINCIPAL SMALLCAP FUND, INC.
Class A shares                                                  2000         1999        1998(h)
--------------------------------------------------------------------         ----        ----
Net Asset Value, Beginning of Period...................       $11.34        $8.43       $9.92
Income from Investment Operations:
   Net Investment Income (Operating Loss)(f)    ..              (.11)        (.11)       (.08)
   Net Realized and Unrealized Gain (Loss)
     on Investments....................................         1.27         3.02       (1.41)

                       Total from Investment Operations         1.16         2.91       (1.49)
Less Distributions from Capital Gains..................        (1.26)        --          --

Net Asset Value, End of Period.........................       $11.24       $11.34       $8.43

Total Return(b) .......................................        9.89%       34.52%     (15.95)%(c)

Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............      $60,660      $41,598      $18,438
   Ratio of Expenses to Average Net Assets(f)    ......        1.75%        1.92%        2.58%(d)
   Ratio of Net Investment Income (Operating Loss) to
     Average Net Assets................................       (.61)%      (1.04)%      (1.65)%(d)
   Portfolio Turnover Rate.............................       138.4%       100.7%        20.5%(d)


PRINCIPAL SMALLCAP FUND, INC.
Class B shares                                                  2000         1999        1998(h)
--------------------------------------------------------------------         ----        ----
Net Asset Value, Beginning of Period...................       $11.21        $8.41       $9.91
Income from Investment Operations:
   Net Investment Income (Operating Loss)(f)    ..              (.10)        (.11)       (.11)
   Net Realized and Unrealized Gain (Loss)
     on Investments....................................         1.17         2.91       (1.39)

                       Total from Investment Operations         1.07         2.80       (1.50)
Less Distributions from Capital Gains..................        (1.26)        --          --

Net Asset Value, End of Period.........................       $11.02       $11.21      $ 8.41

Total Return(b) .......................................        9.14%       33.29%     (16.15)%(c)

Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............      $19,022      $14,158       $6,550
   Ratio of Expenses to Average Net Assets(f)    ......        2.41%        2.63%        2.80%(d)
   Ratio of Net Investment Income (Operating Loss) to
     Average Net Assets................................      (1.27)%     (1.75)%     (1.85)%(d)
   Portfolio Turnover Rate.............................       138.4%      100.7%         20.5%(d)


PRINCIPAL SMALLCAP FUND, INC.
Class C shares                                                  2000         1999(e)
--------------------------------------------------------------------  -----------
Net Asset Value, Beginning of Period...................       $11.31       $11.14
Income from Investment Operations:
   Net Investment Income (Operating Loss)(f)    ..              (.12)        (.05)
   Net Realized and Unrealized Gain (Loss)
     on Investments....................................         1.19          .22

                       Total from Investment Operations         1.07          .17
Less Distributions from Capital Gains..................        (1.26)        --

Net Asset Value, End of Period.........................       $11.12       $11.31

Total Return(b) .......................................        9.04%        1.53%(c)

Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............       $1,078         $189
   Ratio of Expenses to Average Net Assets(f)    ......        2.53%        2.60%(d)
   Ratio of Net Investment Income (Operating Loss) to
     Average Net Assets................................      (1.40)%      (1.79)%(d)
   Portfolio Turnover Rate.............................       138.4%       100.7%(d)


PRINCIPAL UTILITIES FUND, INC.(a)
------------------------------
Class A shares                                                  2000         1999        1998          1997        1996
--------------------------------------------------------------------  -------------------------------------        ----
Net Asset Value, Beginning of Period...................       $17.86       $16.11      $12.55       $11.40       $10.94
Income from Investment Operations:
   Net Investment Income(f)   .......................            .27          .33         .41          .48          .44
   Net Realized and Unrealized Gain
     on Investments....................................         1.68         2.00        3.59         1.12          .45

                       Total from Investment Operations         1.95         2.33        4.00         1.60          .89
Less Dividends and Distributions:
   Dividends from Net Investment Income................         (.27)        (.34)       (.44)        (.45)        (.43)
   Distributions from Capital Gains....................        (1.14)        (.24)       --           --           --

                      Total Dividends and Distributions        (1.41)        (.58)       (.44)        (.45)        (.43)

Net Asset Value, End of Period.........................       $18.40       $17.86      $16.11       $12.55       $11.40

Total Return(b) .......................................       12.09%       14.74%       32.10%       14.26%       8.13%

Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............     $101,352      $99,857      $83,533      $64,366     $66,322
   Ratio of Expenses to Average Net Assets(f)   ..             1.23%        1.20%        1.15%        1.15%        1.17%
   Ratio of Net Investment Income to
     Average Net Assets................................        1.59%        1.94%        2.73%        3.90%       3.85%
   Portfolio Turnover Rate.............................       150.8%        23.5%        11.9%        22.5%       34.2%


PRINCIPAL UTILITIES FUND, INC.(a)
------------------------------
Class B shares                                                  2000         1999        1998          1997        1996
--------------------------------------------------------------------  -------------------------------------        ----
Net Asset Value, Beginning of Period...................       $17.83       $16.09      $12.53       $11.38       $10.93
Income from Investment Operations:
   Net Investment Income(f)   .......................            .14          .22         .30          .38          .36
   Net Realized and Unrealized Gain
     on Investments....................................         1.69         1.98        3.59         1.13          .43

                       Total from Investment Operations         1.83         2.20        3.89         1.51          .79
Less Dividends and Distributions:
   Dividends from Net Investment Income................         (.15)        (.22)       (.33)        (.36)        (.34)
   Distributions from Capital Gains....................        (1.14)        (.24)       --           --           --

                      Total Dividends and Distributions        (1.29)        (.46)       (.33)        (.36)        (.34)

Net Asset Value, End of Period.........................       $18.37       $17.83      $16.09       $12.53       $11.38

Total Return(b) .......................................       11.30%       13.85%       31.23%       13.41%       7.23%

Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............      $19,624      $18,282      $11,391       $6,937      $5,579
   Ratio of Expenses to Average Net Assets(f)   ..             2.00%        1.95%        1.90%        1.90%       1.93%
   Ratio of Net Investment Income to
     Average Net Assets................................         .82%        1.19%        2.04%        3.14%       3.07%
Portfolio Turnover Rate................................       150.8%        23.5%        11.9%        22.5%       34.2%



PRINCIPAL UTILITIES FUND, INC.(a)
------------------------------
Class C shares                                                  2000         1999(e)
--------------------------------------------------------------------  -----------
Net Asset Value, Beginning of Period...................       $17.84       $17.97
Income from Investment Operations:
   Net Investment Income (Operating Loss)..............         (.06)         .05
   Net Realized and Unrealized Gain (Loss)
     on Investments....................................         1.64         (.14)

                       Total from Investment Operations         1.58         (.09)
Less Dividends and Distributions:
   Dividends from Net Investment Income................         (.11)        (.04)
   Distributions from Capital Gains....................        (1.14)        --

                      Total Dividends and Distributions        (1.25)        (.04)

Net Asset Value, End of Period.........................       $18.17       $17.84

Total Return(b) .......................................        9.78%       (.47)%(c)

Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............         $721         $226
   Ratio of Expenses to Average Net Assets.............        3.69%        2.05%(d)
   Ratio of Net Investment Income to
     Average Net Assets (Operating Loss)...............       (.88)%        1.08%(d)
   Portfolio Turnover Rate.............................       150.8%        23.5%(d)


Notes to Financial Highlights


(a) Effective January 1, 1998, the following changes were made to the names of the Domestic Growth Funds:

         Former Fund Name                               New Fund Name
---------------------------------------------------------------------
   Princor Balanced Fund, Inc.                          Principal Balanced Fund, Inc.
   Princor Blue Chip Fund, Inc.                         Principal Blue Chip Fund, Inc.
   Princor Capital Accumulation Fund, Inc.              Principal Capital Value Fund, Inc.
   Princor Growth Fund, Inc.                            Principal Growth Fund, Inc.
   Princor Emerging Growth Fund, Inc.                   Principal MidCap Fund, Inc.
   Princor Utilities Fund, Inc.                         Principal Utilities Fund, Inc.

(b) Total return is calculated without the front-end sales charge or contingent deferred sales charge.

(c)  Total return amounts have not been annualized.

(d)  Computed on an annualized basis.

(e) Period from June 30, 1999, date Class C shares first offered to the public and the date of the initial purchase of Class C shares by Principal Life Insurance Company, through October 31, 1999.

(f) Without the Manager's voluntary waiver of a portion of certain of its expenses (see Note 3 to the financial statements) for the periods indicated, the following funds would have had per share net investment income and the ratios of expenses to average net assets as shown:

                                           Periods          Per Share      Ratio of Expenses
                                             Ended       Net Investment     to Average Net         Amount
                  Fund                     October 31,       Income             Assets             Waived


   Principal Blue Chip Fund, Inc.
                  Class A                    2000          $  .01               1.33%            $ 239,527
                  Class B                    2000            (.16)              2.05                61,214
                  Class C                    2000            (.24)              2.75                 8,450

   Principal LargeCap Stock Index Fund, Inc.
                  Class A                    2000           $(.01)              1.82%(d)         $  41,967
                  Class B                    2000            (.05)              2.44(d)             18,223
                  Class C                    2000            (.06)              2.51(d)             10,811

   Principal Partners Aggressive Growth Fund, Inc.
                  Class A                    2000           $(.08)              1.99%            $ 137,876
                  Class B                    2000            (.13)              2.61                38,014
                  Class C                    2000            (.15)              2.63                 6,095

   Principal Partners LargeCap Growth Fund, Inc.
                  Class A                    2000           $(.06)              2.44%(d)         $  20,357
                  Class B                    2000            (.09)              3.17(d)              9,043
                  Class C                    2000            (.15)              3.43(d)              6,281

   Principal Partners MidCap Growth Fund, Inc.
                  Class A                    2000           $(.06)              2.50%(d)         $  28,903
                  Class B                    2000            (.10)              3.22(d)             10,644
                  Class C                    2000            (.16)              3.46(d)              6,580

   Principal Real Estate Fund, Inc.
                  Class A                    2000           $ --                2.17%            $  21,860
                  Class B                    2000             .01               2.75                 4,803
                  Class C                    2000            (.52)             10.14                 8,538

   Principal SmallCap Fund, Inc.
                  Class A                    2000         $  (.11)              1.76%            $   2,978
                  Class B                    2000            (.10)              2.41                   365
                  Class C                    2000            (.23)              3.84                10,509




                                          Year Ended
                                         October 31,        Per Share      Ratio of Expenses
                                            Except       Net Investment     to Average Net         Amount
                  Fund                      as Noted         Income             Assets             Waived

   Principal Utilities Fund, Inc.

                  Class A                    1998            $.39               1.23%            $  60,477
                                             1997             .46               1.25%               65,940
                                             1996             .43               1.25%               54,932

                  Class B                    1998             .29               2.00%(d)             9,557
                                             1997             .37               1.95%                3,753
                                             1996             .34               2.06%                6,690


     The Manager ceased its waiver of expenses for the Principal Utilities Fund, Inc. as of October 31, 1998.

(g) Period from March 1, 2000, date Class A, Class B and Class C shares first offered to the public, through October 31, 2000.

(h) Period from December 31, 1997, date Class A and Class B shares first offered to the public, through October 31, 1998. With respect to Principal Real Estate Fund, Inc. Class A and Class B shares, net investment income aggregating $.03 per share for the period from the initial purchase of shares on December 11, 1997 through December 30, 1997 was recognized, of which $.01 per share was distributed to its sole shareholder, Principal
     Life Insurance Company, during the period. With respect to Principal SmallCap Fund, Inc. Class A and Class B shares, net investment income aggregating $.02 per share from the initial purchase of shares on December 11, 1997 through December 30, 1997 was recognized. Principal SmallCap Fund, Inc. Class A and Class B did distribute $.01 per share a taxable return of capital to the sole shareholder Principal Life Insurance Company, during the period. Principal Real Estate Fund, Inc. and Principal SmallCap Fund, Inc. Class A and Class B shares incurred unrealized gains (losses) on investments during the initial interim period as follows. This represents Class A and Class B share activities of each fund prior to the initial public offering of each class of shares.

                                                Per Share Unrealized
                                                      Gain (Loss)

                                            Class                 Class
                                              A                     B

   Principal Real Estate Fund, Inc.         $ .13                 $ .13
   Principal SmallCap Fund, Inc.             (.09)                 (.09)

(i) Dividends and distributions which exceed investment income and net realized gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized gains on investments. To the extent distributions exceed current and accumulated earnings and profits for federal income tax purposes, they are reported as tax return of capital distribution.

International Growth-Oriented Funds

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

PRINCIPAL EUROPEAN EQUITY FUND, INC.
------------------------------------
Class A shares                                                 2000(a)
-------------------------------------------------------------------
Net Asset Value, Beginning of Period...................      $10.00
Income from Investment Operations:
   Net Investment Income (Operating Loss)(b)  .........        (.04)
   Net Realized and Unrealized
     Gain (Loss) on Investments........................       (1.27)

                       Total from Investment Operations       (1.31)

Net Asset Value, End of Period.........................      $ 8.69

Total Return(c) .......................................     (13.10)%(d)

Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............      $2,242
   Ratio of Expenses to Average Net Assets(b) .........       2.49%(e)
   Ratio of Net Investment Income (Operating Loss)
     to Average Net Assets                                  (1.09)%(e)
   Portfolio Turnover Rate.............................       48.6%(e)


PRINCIPAL EUROPEAN EQUITY FUND, INC.
------------------------------------
Class B shares                                                 2000(a)
-------------------------------------------------------------------
Net Asset Value, Beginning of Period...................      $10.00
Income from Investment Operations:
   Net Investment Income (Operating Loss)(b)...........        (.06)
   Net Realized and Unrealized
     Gain (Loss) on Investments........................       (1.28)

                       Total from Investment Operations       (1.34)

Net Asset Value, End of Period.........................      $ 8.66

Total Return(c) .......................................   (13.40)%(d)
Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............      $1,288
   Ratio of Expenses to Average Net Assets(b) .........       2.97%(e)
   Ratio of Net Investment Income (Operating Loss)
     to Average Net Assets                                  (1.40)%(e)
   Portfolio Turnover Rate.............................       48.6%(e)


PRINCIPAL EUROPEAN EQUITY FUND, INC.
------------------------------------
Class C shares                                                 2000(a)
-------------------------------------------------------------------
Net Asset Value, Beginning of Period...................      $10.00
Income from Investment Operations:
   Net Investment Income (Operating Loss)(b)...........        (.07)
   Net Realized and Unrealized
     Gain (Loss) on Investments........................       (1.28)

                       Total from Investment Operations       (1.35)

Net Asset Value, End of Period.........................      $ 8.65

Total Return(c) .......................................    (13.50)%(d)
Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............      $1,121
   Ratio of Expenses to Average Net Assets(b) .........       3.22%(e)
   Ratio of Net Investment Income (Operating Loss) to
     Average Net Assets................................     (1.61)%(e)
   Portfolio Turnover Rate.............................       48.6%(e)


PRINCIPAL INTERNATIONAL EMERGING MARKETS FUND, INC.
Class A shares                                                 2000         1999         1998         1997(f)
----------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period...................       $8.56        $6.54        $8.29        $9.51
Income from Investment Operations:
   Net Investment Income (Operating Loss)(b)  .........        (.10)        (.03)        (.02)        (.01)
   Net Realized and Unrealized
     Gain (Loss) on Investments........................         .31         2.05        (1.73)       (1.21)

                       Total from Investment Operations         .21         2.02        (1.75)       (1.22)

Dividends in Excess of Net Investment Income(i)........        (.02)         --          --           --

Net Asset Value, End of Period.........................       $8.75        $8.56        $6.54        $8.29

Total Return(c) .......................................       2.36%       30.89%     (21.11)%     (10.18)%(d)

Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............     $17,890      $13,401       $7,312       $5,039
   Ratio of Expenses to Average Net Assets(b) .........       2.49%        2.75%        3.31%        2.03%(e)
   Ratio of Net Investment Income (Operating Loss) to
     Average Net Assets................................     (1.05)%       (.35)%       (.36)%       (.32)%(e)
   Portfolio Turnover Rate.............................      112.9%        95.8%        45.2%        21.4%(e)


PRINCIPAL INTERNATIONAL EMERGING MARKETS FUND, INC.
Class B shares                                                 2000         1999         1998         1997(f)
----------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period...................       $8.47        $6.52        $8.28        $9.51
Income from Investment Operations:
   Net Investment Income (Operating Loss)..............        (.16)        (.07)        (.05)        (.01)
   Net Realized and Unrealized
     Gain (Loss) on Investments........................         .29         2.02        (1.71)       (1.22)

                       Total from Investment Operations         .13         1.95        (1.76)       (1.23)

Net Asset Value, End of Period.........................       $8.60        $8.47        $6.52        $8.28

Total Return(c) .......................................       1.53%        29.91%    (21.26)%     (10.29)%(d)
Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............      $6,198       $5,051       $3,275       $3,116
   Ratio of Expenses to Average Net Assets.............       3.22%        3.57%        3.59%        2.16%(e)
   Ratio of Net Investment Income (Operating Loss) to
     Average Net Assets................................     (1.78)%      (1.12)%       (.69)%       (.46)%(e)
   Portfolio Turnover Rate.............................      112.9%        95.8%        45.2%        21.4%(e)


PRINCIPAL INTERNATIONAL EMERGING MARKETS FUND, INC.
Class C shares                                                 2000         1999(g)
--------------------------------------------------------------------------------
Net Asset Value, Beginning of Period...................       $8.54         $8.94
Income from Investment Operations:
   Net Investment Income (Operating Loss)(b)  .........        (.10)         (.06)
   Net Realized and Unrealized
     Gain (Loss) on Investments........................         .24          (.34)

                       Total from Investment Operations         .14          (.40)

Net Asset Value, End of Period.........................       $8.68         $8.54

Total Return(c) .......................................       1.64%      (4.47)%(d)
Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............        $258         $108
   Ratio of Expenses to Average Net Assets(b) .........       3.24%        3.52%(e)
   Ratio of Net Investment Income (Operating Loss) to
     Average Net Assets................................     (1.78)%      (2.24)%(e)
   Portfolio Turnover Rate.............................      112.9%        95.8%(e)


PRINCIPAL INTERNATIONAL FUND, INC.(h)
----------------------------------
Class A shares                                                 2000         1999         1998         1997        1996
--------------------------------------------------------------------------------         -----------------        ----
Net Asset Value, Beginning of Period...................      $10.04       $ 9.20        $9.33        $8.14       $7.28
Income from Investment Operations:
   Net Investment Income...............................         .16          .13          .13          .09         .10
   Net Realized and Unrealized
     Gain on Investments...............................         .20         1.28          .04         1.52        1.17

                       Total from Investment Operations         .36         1.41          .17         1.61        1.27
Less Dividends and Distributions:
   Dividends from Net Investment Income................        (.23)        (.11)        (.10)        (.11)       (.08)
   Distributions from Capital Gains....................       (1.32)        (.46)        (.20)        (.31)       (.33)

                      Total Dividends and Distributions       (1.55)        (.57)        (.30)        (.42)       (.41)

Net Asset Value, End of Period.........................      $ 8.85       $10.04        $9.20        $9.33       $8.14

Total Return(c) .......................................       3.04%       16.18%        1.93%       20.46%      18.36%

Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............    $325,369     $338,144     $302,757     $281,158    $172,276
   Ratio of Expenses to Average Net Assets.............       1.27%        1.22%        1.25%        1.39%       1.45%
   Ratio of Net Investment Income to
     Average Net Assets................................       1.76%        1.35%        1.45%        1.25%       1.43%
   Portfolio Turnover Rate.............................       92.7%        58.7%        38.7%        26.6%       23.8%


PRINCIPAL INTERNATIONAL FUND, INC.(h)
----------------------------------
Class B shares                                                 2000         1999         1998         1997        1996
--------------------------------------------------------------------------------         -----------------        ----
Net Asset Value, Beginning of Period...................       $9.96        $9.14        $9.26        $8.07       $7.24
Income from Investment Operations:
   Net Investment Income...............................         .11          .06          .07          .03         .03
   Net Realized and Unrealized
     Gain on Investments...............................         .20         1.27          .04         1.51        1.15

                       Total from Investment Operations         .31         1.33          .11         1.54        1.18
Less Dividends and Distributions:
   Dividends from Net Investment Income................        (.17)        (.05)        (.03)        (.04)       (.02)
   Distributions from Capital Gains....................       (1.32)        (.46)        (.20)        (.31)       (.33)

                      Total Dividends and Distributions       (1.49)        (.51)        (.23)        (.35)       (.35)

Net Asset Value, End of Period.........................       $8.78        $9.96        $9.14        $9.26       $8.07

Total Return(c) .......................................       2.43%       15.27%        1.27%       19.62%      17.16%

Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............     $48,692      $48,319      $41,676      $33,842     $15,745
   Ratio of Expenses to Average Net Assets.............       1.88%        1.90%        1.91%        2.17%       2.28%
   Ratio of Net Investment Income to
     Average Net Assets................................       1.13%         .67%         .77%         .42%        .64%
Portfolio Turnover Rate................................       92.7%        58.7%        38.7%        26.6%       23.8%


PRINCIPAL INTERNATIONAL FUND, INC.(h)
----------------------------------
Class C shares                                                 2000         1999(g)
--------------------------------------------------------------------------------
Net Asset Value, Beginning of Period...................       $9.99        $9.61
Income from Investment Operations:
   Net Investment Income (Operating Loss)..............         .03         (.02)
   Net Realized and Unrealized
     Gain on Investments...............................         .18          .40

                       Total from Investment Operations         .21          .38

Less Dividends and Distributions:
   Dividends from Net Investment Income................        (.12)         --
   Distributions from Capital Gains....................       (1.32)         --

                      Total Dividends and Distributions       (1.44)         --

Net Asset Value, End of Period.........................       $8.76        $9.99

Total Return(c) .......................................       1.40%        3.95%(d)

Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............      $1,093         $191
   Ratio of Expenses to Average Net Assets.............       3.10%        2.38%(e)
   Ratio of Net Investment Income (Operating Loss) to
     Average Net Assets................................      (.89)%       (.95)%(e)
   Portfolio Turnover Rate.............................       92.7%        58.7%(e)


PRINCIPAL INTERNATIONAL SMALLCAP FUND, INC.
Class A shares                                                 2000         1999         1998         1997(f)
-------------------------------------------------------------------  -------------------------------------
Net Asset Value, Beginning of Period...................      $15.32        $9.99        $9.96       $10.04
Income from Investment Operations:
   Net Investment Income (Operating Loss)..............        (.32)        (.12)        (.07)        (.01)
   Net Realized and Unrealized
     Gain (Loss) on Investments........................        3.51         5.53          .10         (.07)

                       Total from Investment Operations        3.19         5.41          .03         (.08)

Less Distributions from Capital Gains..................      (1.51)        (.08)         --           --

                                    Total Distributions       (1.51)        (.08)        --           --

Net Asset Value, End of Period.........................      $17.00       $15.32        $9.99       $ 9.96

Total Return(c) .......................................      21.21%       54.52%         .30%         .50%(d)
Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............     $36,322      $23,612      $11,765       $6,210
   Ratio of Expenses to Average Net Assets.............       2.46%        2.21%        2.66%        1.99%(e)
   Ratio of Net Investment Income (Operating Loss) to .
     Average Net Assets................................     (1.41)%      (1.02)%       (.81)%       (.40)%(e)
   Portfolio Turnover Rate.............................      329.8%       191.5%        99.8%        10.4%(e)


PRINCIPAL INTERNATIONAL SMALLCAP FUND, INC.
Class B shares                                                 2000         1999         1998         1997(f)
--------------------------------------------------------------------------------  ------------------------
Net Asset Value, Beginning of Period...................      $15.18        $9.97        $9.96       $10.04
Income from Investment Operations:
   Net Investment Income (Operating Loss)..............        (.41)        (.20)        (.10)        (.01)
   Net Realized and Unrealized
     Gain (Loss) on Investments........................        3.46         5.49          .11         (.07)

                       Total from Investment Operations        3.05         5.29          .01         (.08)

Less Distributions from Capital Gains..................      (1.51)        (.08)         --           --

                                    Total Distributions       (1.51)        (.08)        --           --

Net Asset Value, End of Period.........................      $16.72       $15.18        $9.97       $ 9.96

Total Return(c) .......................................      20.43%       53.42%         .10%         .50%(d)
Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............     $12,539      $10,926       $6,585       $4,774
   Ratio of Expenses to Average Net Assets.............       3.04%        2.87%        2.90%        2.07%(e)
   Ratio of Net Investment Income (Operating Loss) to
     Average Net Assets................................     (1.99)%      (1.68)%      (1.05)%       (.47)%(e)
   Portfolio Turnover Rate.............................      329.8%       191.5%        99.8%        10.4%(e)


PRINCIPAL INTERNATIONAL SMALLCAP FUND, INC.
Class C shares                                                 2000         1999(g)
-------------------------------------------------------------------  -----------
Net Asset Value, Beginning of Period...................      $15.28       $12.97
Income from Investment Operations:
   Net Investment Income (Operating Loss)..............        (.45)        (.11)
   Net Realized and Unrealized
     Gain on Investments...............................        3.28         2.42

                       Total from Investment Operations        2.83         2.31
Less Distributions from Capital Gains..................      (1.51)          --

                                    Total Distributions       (1.51)         --

Net Asset Value, End of Period.........................      $16.60       $15.28

Total Return(c) .......................................      18.71%       17.81%(d)
Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............        $691         $141
   Ratio of Expenses to Average Net Assets.............       4.89%        2.96%(e)
   Ratio of Net Investment Income (Operating Loss) to .
     Average Net Assets................................     (3.78)%      (2.31)%(e)
   Portfolio Turnover Rate.............................      329.8%       191.5%(e)


PRINCIPAL PACIFIC BASIN FUND, INC.
----------------------------------
Class A shares                                                 2000(a)
-------------------------------------------------------------------
Net Asset Value, Beginning of Period...................      $10.00
Income from Investment Operations:
   Net Investment Income (Operating Loss)(b)  .........        (.04)
   Net Realized and Unrealized
     Gain (Loss) on Investments........................       (1.35)

                       Total from Investment Operations       (1.39)

Net Asset Value, End of Period.........................      $ 8.61

Total Return(c) .......................................    (13.90)%(d)

Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............      $1,860
   Ratio of Expenses to Average Net Assets(b) .........       2.10%(e)
   Ratio of Net Investment Income (Operating Loss) to
     Average Net Assets................................     (1.21)%(e)
   Portfolio Turnover Rate.............................       51.4%(e)


PRINCIPAL PACIFIC BASIN FUND, INC.
----------------------------------
Class B shares                                                 2000(a)
-------------------------------------------------------------------
Net Asset Value, Beginning of Period...................      $10.00
Income from Investment Operations:
   Net Investment Income (Operating Loss)(b)  .........        (.06)
   Net Realized and Unrealized
     Gain (Loss) on Investments........................       (1.33)

                       Total from Investment Operations       (1.39)

Net Asset Value, End of Period.........................      $ 8.61

Total Return(c) .......................................    (13.90)%(d)
Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............      $1,347
   Ratio of Expenses to Average Net Assets(b) .........       2.21%(e)
   Ratio of Net Investment Income (Operating Loss) to
     Average Net Assets................................     (1.31)%(e)
   Portfolio Turnover Rate.............................       51.4%(e)


PRINCIPAL PACIFIC BASIN FUND, INC.
----------------------------------
Class C shares                                                 2000(a)
------------
Net Asset Value, Beginning of Period...................      $10.00
Income from Investment Operations:
   Net Investment Income (Operating Loss)(b)  .........        (.08)
   Net Realized and Unrealized
     Gain (Loss) on Investments........................       (1.32)

                       Total from Investment Operations       (1.40)

Net Asset Value, End of Period.........................      $ 8.60

Total Return(c) .......................................    (14.00)%(d)
Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............      $1,099
   Ratio of Expenses to Average Net Assets(b) .........       2.55%(e)
   Ratio of Net Investment Income (Operating Loss) to
     Average Net Assets................................     (1.64)%(e)
   Portfolio Turnover Rate.............................       51.4%(e)


Notes to Financial Highlights

(a) Period from May 1, 2000, date Class A, Class B and Class C shares first offered to the public, through October 31, 2000.

(b)  Without the Managers voluntary waiver of a portion of certain expenses (see
     Note 3 to the financial statements) for the periods indicated, the following funds would have had per share net investment income and the ratios of expenses to average net assets as shown:

                                     Periods      Per Share     Ratio of Expenses
                                      Ended    Net Investment      to Average         Amount
         Fund                      October 31,     Income          Net Assets         Waived

Principal European Equity Fund, Inc.
        Class A                       2000         (.07)             3.42%(e)        $  8,462
        Class B                       2000         (.11)             4.06%(e)           6,858
        Class C                       2000         (.11)             4.06%(e)           5,023

Principal International Emerging
  Markets Fund, Inc.
        Class A                       2000         (.11)             2.59%             20,727
        Class C                       2000         (.48)             8.09%             11,325

Principal Pacific Basin Fund, Inc.
        Class A                       2000         (.07)             2.88%(e)           6,397
        Class B                       2000         (.11)             3.57%(e)           9,089
        Class C                       2000         (.13)             3.72%(e)           7,156

(c) Total return is calculated without the front-end sales charge or contingent deferred sales charge.

(d)  Total return amounts have not been annualized.

(e)  Computed on an annualized basis.

(f) Period from August 29, 1997, date Class A and Class B shares first offered to the public, through October 31, 1997. Principal International Emerging Markets Fund, Inc. and Principal International SmallCap Fund, Inc. classes of shares recognized net investment income as follows for the period from the initial purchase of shares on August 14, 1997, through August 28, 1997, none of which was distributed to the sole shareholder, Principal Life Insurance Company. Principal International Emerging Markets Fund, Inc. and Principal International SmallCap Fund, Inc. incurred unrealized gains (losses) on investments during the initial interim period as follows. This represents Class A and Class B share activities prior to the initial public offering of all classes of shares of each fund.

                                                         Per Share        Per Share
                                                      Net Investment      Unrealized
                                                          Income          Gain (Loss)

  Principal International Emerging Markets Fund, Inc.:
      Class A                                              $.01            $(.50)
      Class B                                               .01             (.50)

  Principal International SmallCap Fund, Inc.:
      Class A                                               .01              .03
      Class B                                               .01              .03

(g) Period from June 30, 1999, date Class C shares first offered to the public and the date of the initial purchase of Class C shares by Principal Life Insurance Company, through October 31, 1999.

(h) Effective January 1, 1998, Princor World Fund, Inc. changed its name to Principal International Fund, Inc.

(i) Dividends and distributions which exceed investment income and net realized gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized gains on investments. To the extent distributions exceed current and accumulated earnings and profits for federal income tax purposes, they are reported as tax return of capital distribution.

Income-Oriented Funds

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

PRINCIPAL BOND FUND, INC.(a)
-------------------------
Class A shares                                                 2000         1999         1998         1997        1996
---------------------------------------------------------------------------------------------         ----        --------
Net Asset Value, Beginning of Period                          $10.66       $11.59      $11.44        $11.17      $11.42
Income from Investment Operations:
   Net Investment Income(b)   ...........................        .72          .70         .71           .75         .76
   Net Realized and Unrealized Gain (Loss)
     on Investments......................................       (.40)        (.91)        .16           .33        (.25)

                        Total from Investment Operations         .32         (.21)        .87          1.08         .51
Less Dividends and Distributions:
   Dividends from Net Investment Income..................       (.73)        (.69)       (.72)         (.81)       (.76)
   Excess Distributions from Capital Gains(g)  .........          --         (.03)        --           --            --

                       Total Dividends and Distributions        (.73)        (.72)       (.72)         (.81)       (.76)

Net Asset Value, End of Period...........................     $10.25       $10.66      $11.59        $11.44      $11.17

Total Return(c) .........................................      3.23%      (1.92)%        7.76%       10.15%        4.74%
 Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)..............   $124,630     $145,975     $148,081     $126,427     $113,437
   Ratio of Expenses to Average Net Assets(b)    ........      1.06%        1.04%         .95%         .95%         .95%
   Ratio of Net Investment Income to
     Average Net Assets..................................      6.96%        6.25%        6.19%        6.70%        6.85%
   Portfolio Turnover Rate...............................      60.7%        48.9%        15.2%        12.8%         3.4%


PRINCIPAL BOND FUND, INC.(a)
-------------------------
Class B shares                                                 2000         1999         1998         1997        1996
---------------------------------------------------------------------------------------------         ----        ------
Net Asset Value, Beginning of Period                          $10.65       $11.58      $11.42        $11.15      $11.41
Income from Investment Operations:
   Net Investment Income(b)   ...........................        .64          .61         .63           .67         .67
   Net Realized and Unrealized Gain (Loss)
     on Investments......................................       (.39)        (.91)        .16           .31        (.25)

                        Total from Investment Operations         .25         (.30)        .79           .98         .42
Less Dividends and Distributions:
   Dividends from Net Investment Income..................       (.66)        (.60)       (.63)         (.71)       (.68)
   Excess Distributions from Capital Gains(g)   .........       --           (.03)       --            --          --

                       Total Dividends and Distributions        (.66)        (.63)       (.63)         (.71)       (.68)

Net Asset Value, End of Period...........................     $10.24       $10.65      $11.58        $11.42      $11.15

Total Return(c)  ........................................      2.45%      (2.68)%        7.04%        9.20%        3.91%
Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)..............    $22,577      $25,451      $22,466      $13,403       $7,976
   Ratio of Expenses to Average Net Assets(b)    ........      1.85%        1.79%        1.67%        1.70%        1.69%
   Ratio of Net Investment Income to
     Average Net Assets..................................      6.16%        5.50%        5.45%        5.92%        6.14%
   Portfolio Turnover Rate...............................      60.7%        48.9%        15.2%        12.8%         3.4%


PRINCIPAL BOND FUND, INC.(a)
-------------------------
Class C shares                                                 2000         1999(f)
--------------------------------------------------------------------------------
Net Asset Value, Beginning of Period.....................     $10.66       $10.90
Income from Investment Operations:
   Net Investment Income.................................        .52          .20
   Net Realized and Unrealized Gain (Loss)
     on Investments......................................       (.40)        (.24)

                        Total from Investment Operations         .12         (.04)
Less Dividends from Net Investment Income................       (.64)        (.20)

Net Asset Value, End of Period...........................     $10.14       $10.66

Total Return(c)  ........................................      1.22%       (.40)%(d)
Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)..............       $696         $271
   Ratio of Expenses to Average Net Assets...............      3.13%        1.84%(e)
   Ratio of Net Investment Income to
     Average Net Assets   ...............................      4.89%        5.81%(e)
   Portfolio Turnover Rate  .............................      60.7%        48.9%(e)


PRINCIPAL GOVERNMENT SECURITIES INCOME FUND, INC.(a)
-------------------------------------------------
Class A shares                                                 2000         1999         1998         1997        1996
---------------------------------------------------------------------------------------------         ----        -------
Net Asset Value, Beginning of Period.....................     $11.10       $11.63      $11.51        $11.26      $11.31
Income from Investment Operations:
   Net Investment Income.................................        .68          .69         .70           .70         .70
   Net Realized and Unrealized Gain (Loss)
     on Investments......................................        .07         (.52)        .12           .29        (.05)

                        Total from Investment Operations         .75          .17         .82           .99         .65
Less Dividends from Net Investment Income................       (.67)        (.70)       (.70)         (.74)       (.70)

Net Asset Value, End of Period...........................     $11.18       $11.10      $11.63        $11.51      $11.26

Total Return(c)  ........................................      7.09%        1.47%        7.38%        9.23%        6.06%

Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)..............   $213,114     $237,811     $251,455     $249,832     $259,029
   Ratio of Expenses to Average Net Assets...............       .94%         .89%         .86%         .84%         .81%
   Ratio of Net Investment Income to
     Average Net Assets..................................      6.14%        6.04%        6.07%        6.19%        6.31%
   Portfolio Turnover Rate...............................       6.9%        19.4%        17.1%        10.8%        25.9%


PRINCIPAL GOVERNMENT SECURITIES INCOME FUND, INC.(a)
-------------------------------------------------
Class B shares                                                 2000         1999         1998         1997        1996
---------------------------------------------------------------------------------------------         ----        -------
Net Asset Value, Beginning of Period.....................     $11.05       $11.60      $11.50        $11.23      $11.29
Income from Investment Operations:
   Net Investment Income.................................        .58          .61         .62           .64         .61
   Net Realized and Unrealized Gain (Loss)
     on Investments......................................        .09         (.54)        .12           .29        (.05)

                        Total from Investment Operations         .67          .07         .74           .93         .56
Less Dividends from Net Investment Income................       (.59)        (.62)       (.64)         (.66)       (.62)

Net Asset Value, End of Period...........................     $11.13       $11.05      $11.60        $11.50      $11.23

Total Return(c)  ........................................      6.32%         .65%        6.60%        8.65%        5.17%

Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)..............    $27,395      $29,751      $24,370      $15,431      $11,586
   Ratio of Expenses to Average Net Assets...............      1.75%        1.63%        1.57%        1.39%        1.60%
   Ratio of Net Investment Income to
     Average Net Assets..................................      5.33%        5.30%        5.43%        5.63%        5.53%
   Portfolio Turnover Rate...............................       6.9%        19.4%        17.1%        10.8%        25.9%


PRINCIPAL GOVERNMENT SECURITIES INCOME FUND, INC.(a)
-------------------------------------------------
Class C shares                                                 2000         1999(f)
--------------------------------------------------------------------------------
Net Asset Value, Beginning of Period.....................     $11.10       $11.17
Income from Investment Operations:
   Net Investment Income.................................        .50          .19
   Net Realized and Unrealized Gain (Loss)
     on Investments......................................        .08         (.07)

                        Total from Investment Operations         .58          .12
Less Dividends from Net Investment Income................       (.58)        (.19)

Net Asset Value, End of Period...........................     $11.10       $11.10

Total Return(c)  ........................................      5.41%        1.11%(d)

Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)..............     $1,030         $332
   Ratio of Expenses to Average Net Assets...............      2.64%        1.73%(e)
   Ratio of Net Investment Income to
     Average Net Assets..................................      4.42%        5.29%(e)
   Portfolio Turnover Rate...............................       6.9%        19.4%(e)


PRINCIPAL HIGH YIELD FUND, INC.(a)
-------------------------------
Class A shares                                                 2000         1999         1998         1997        1996
---------------------------------------------------------------------------------------------         ----        -------
Net Asset Value, Beginning of Period.....................      $7.21        $7.63       $8.52         $8.27       $8.06
Income from Investment Operations:
   Net Investment Income.................................        .60          .63         .64           .67         .68
   Net Realized and Unrealized Gain (Loss)
     on Investments......................................       (.81)        (.41)       (.88)          .31         .23

                        Total from Investment Operations        (.21)         .22        (.24)          .98         .91
Less Dividends and Distributions:
   Dividends from Net Investment Income..................       (.57)        (.63)       (.64)         (.73)       (.70)
   Dividends in Excess of Net Investment Income(g)    (.07)     (.01)        (.01)      --            --

                       Total Dividends and Distributions        (.64)        (.64)       (.65)         (.73)       (.70)

Net Asset Value, End of Period...........................      $6.36        $7.21       $7.63         $8.52       $8.27

Total Return(c)  ........................................    (3.12)%        2.81%      (3.18)%       12.33%       11.88%

Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)..............    $22,869      $30,065      $33,474      $38,239      $28,432
   Ratio of Expenses to Average Net Assets...............      1.44%        1.31%        1.40%        1.22%        1.26%
   Ratio of Net Investment Income to
     Average Net Assets..................................      8.71%        8.23%        7.71%        7.99%        8.49%
   Portfolio Turnover Rate...............................     152.6%        86.1%        65.9%        39.2%        18.8%


PRINCIPAL HIGH YIELD FUND, INC.(a)
-------------------------------
Class B shares                                                 2000         1999         1998         1997        1996
---------------------------------------------------------------------------------------------         ----        -------
Net Asset Value, Beginning of Period.....................      $7.17        $7.59       $8.47         $8.22       $8.05
Income from Investment Operations:
   Net Investment Income.................................        .53          .57         .57           .62         .60
   Net Realized and Unrealized Gain (Loss)
     on Investments......................................       (.80)        (.41)       (.87)          .28         .20

                        Total from Investment Operations        (.27)         .16        (.30)          .90         .80
Less Dividends and Distributions:
   Dividends from Net Investment Income..................       (.52)        (.57)       (.57)         (.65)       (.63)
   Dividends in Excess of Net Investment Income(g)    (.07)     (.01)        (.01)      --            --

                       Total Dividends and Distributions        (.59)        (.58)       (.58)         (.65)       (.63)

Net Asset Value, End of Period...........................      $6.31        $7.17       $7.59         $8.47       $8.22

Total Return(c)  ........................................    (4.04)%        2.02%      (3.93)%       11.31%       10.46%

Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)..............     $5,586       $7,467       $8,527       $6,558       $2,113
   Ratio of Expenses to Average Net Assets...............      2.25%        1.99%        2.34%        2.13%        2.38%
   Ratio of Net Investment Income to
     Average Net Assets..................................      7.89%        7.55%        6.78%        7.03%        7.39%
   Portfolio Turnover Rate...............................     152.6%        86.1%        65.9%        39.2%        18.8%


PRINCIPAL HIGH YIELD FUND, INC.(a)
-------------------------------
Class C shares                                                 2000         1999(f)
--------------------------------------------------------------------------------
Net Asset Value, Beginning of Period.....................      $7.22        $7.48
Income from Investment Operations:
   Net Investment Income.................................        .35          .18
   Net Realized and Unrealized Gain (Loss)
     on Investments......................................       (.80)        (.25)

                        Total from Investment Operations        (.45)        (.07)
Less Dividends and Distributions:
   Dividends from Net Investment Income..................       (.52)        (.18)
   Dividends in Excess of Net Investment Income(g)    (.06)     (.01)

                       Total Dividends and Distributions        (.58)        (.19)

Net Asset Value, End of Period...........................      $6.19        $7.22

Total Return(c)  ........................................    (6.64)%       (.99)%(d)

Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)..............       $250         $182
   Ratio of Expenses to Average Net Assets...............      5.16%        2.01%(e)
   Ratio of Net Investment Income to
     Average Net Assets..................................      4.97%        7.15%(e)
   Portfolio Turnover Rate...............................     152.6%        86.1%(e)


PRINCIPAL LIMITED TERM BOND FUND, INC.(a)
--------------------------------------
Class A shares                                                 2000         1999         1998         1997        1996(h)
-----------------------------------------------------------------------------------------------------------       ----
Net Asset Value, Beginning of Period.....................      $9.54        $9.93       $9.88         $9.89       $9.90
Income from Investment Operations:
   Net Investment Income(b)   ...........................        .59          .57         .57           .61         .38
   Net Realized and Unrealized Gain (Loss)
     on Investments......................................       (.05)        (.39)        .06           .03        (.04)

                        Total from Investment Operations         .54          .18         .63           .64         .34
Less Dividends from Net Investment Income................       (.58)        (.57)       (.58)         (.65)       (.35)

Net Asset Value, End of Period...........................      $9.50        $9.54       $9.93         $9.88       $9.89

Total Return(c)  ........................................      5.94%        1.83%        6.57%        6.75%        3.62%(d)

Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)..............    $25,183      $27,096      $27,632      $20,567      $17,249
   Ratio of Expenses to Average Net Assets(b)    ........       .99%        1.00%         .82%         .90%         .89%(e)
   Ratio of Net Investment Income to
     Average Net Assets..................................      6.16%        5.76%        5.86%        6.20%        6.01%(e)
   Portfolio Turnover Rate...............................      31.5%        20.9%        23.8%        17.4%        16.5%(e)


PRINCIPAL LIMITED TERM BOND FUND, INC.(a)
--------------------------------------
Class B shares                                                 2000         1999         1998         1997        1996(h)
-----------------------------------------------------------------------------------------------------------       ----
Net Asset Value, Beginning of Period.....................      $9.60        $9.98       $9.90         $9.89       $9.90
Income from Investment Operations:
   Net Investment Income(b)   ...........................        .55          .52         .54           .56         .36
   Net Realized and Unrealized Gain (Loss)
     on Investments......................................       (.02)        (.39)        .06           .04        (.05)

                        Total from Investment Operations         .53          .13         .60           .60         .31
Less Dividends from Net Investment Income................       (.53)        (.51)       (.54)         (.59)       (.32)

Net Asset Value, End of Period...........................      $9.60        $9.60       $9.98         $9.90       $9.89

Total Return(c)  ........................................      5.69%        1.29%        6.24%        6.31%        3.32%(d)

Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)..............    $3,291        $2,696       $1,705         $625         $112
   Ratio of Expenses to Average Net Assets(b)    ........      1.34%        1.35%        1.22%        1.24%        1.15%(e)
   Ratio of Net Investment Income to
     Average Net Assets..................................      5.81%        5.41%        5.44%        5.84%        5.75%(e)
   Portfolio Turnover Rate...............................      31.5%        20.9%        23.8%        17.4%        16.5%(e)


PRINCIPAL LIMITED TERM BOND FUND, INC.(a)
--------------------------------------
Class C shares                                                 2000         1999(f)
--------------------------------------------------------------------------------
Net Asset Value, Beginning of Period.....................      $9.56        $9.64
Income from Investment Operations:
   Net Investment Income(b)   ...........................        .55          .16
   Net Realized and Unrealized Gain (Loss)
     on Investments......................................       (.02)        (.08)

                        Total from Investment Operations         .53          .08
Less Dividends from Net Investment Income................       (.51)        (.16)

Net Asset Value, End of Period...........................      $9.58        $9.56

Total Return(c)  ........................................      5.72%          .84(d)

Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)..............       $524         $350
   Ratio of Expenses to Average Net Assets(b)    ........      1.34%        1.34%(e)
   Ratio of Net Investment Income to
     Average Net Assets..................................      5.81%        5.52%(e)
   Portfolio Turnover Rate...............................      31.5%        20.9%(e)


PRINCIPAL TAX-EXEMPT BOND FUND, INC.(a)
------------------------------------
Class A shares                                                 2000         1999         1998         1997        1996
---------------------------------------------------------------------------------------------         ----        -------
Net Asset Value, Beginning of Period.....................     $11.69       $12.59      $12.38        $12.04      $11.98
Income from Investment Operations:
   Net Investment Income.................................        .59          .60         .60           .63         .64
   Net Realized and Unrealized Gain (Loss)
     on Investments......................................        .06         (.90)        .22           .39         .07

                        Total from Investment Operations         .65         (.30)        .82          1.02         .71
Less Dividends and Distributions:
   Dividends from Net Investment Income..................       (.58)        (.59)       (.61)         (.68)       (.65)
   Distributions from Capital Gains......................       (.11)        (.01)       --            --          --

                       Total Dividends and Distributions        (.69)        (.60)       (.61)         (.68)       (.65)

Net Asset Value, End of Period...........................     $11.65       $11.69      $12.59        $12.38      $12.04

Total Return(c)  ........................................      5.81%      (2.51)%        6.76%        8.71%        6.08%

Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)..............   $163,846     $186,973     $204,865     $193,007     $187,180
   Ratio of Expenses to Average Net Assets...............       .88%         .80%         .83%         .79%         .78%
   Ratio of Net Investment Income to
     Average Net Assets..................................      5.12%        4.84%        4.83%        5.14%        5.34%
   Portfolio Turnover Rate...............................       7.6%        15.6%         6.6%         8.9%         9.8%


PRINCIPAL TAX-EXEMPT BOND FUND, INC.(a)
------------------------------------
Class B shares                                                 2000         1999         1998         1997        1996
---------------------------------------------------------------------------------------------         ----        ------
Net Asset Value, Beginning of Period.....................     $11.70       $12.59      $12.39        $12.02      $11.96
Income from Investment Operations:
   Net Investment Income.................................        .57          .53         .53           .55         .55
   Net Realized and Unrealized Gain (Loss)
     on Investments......................................        .07         (.89)        .20           .40         .06

                        Total from Investment Operations         .64         (.36)        .73           .95         .61
Less Dividends and Distributions:
   Dividends from Net Investment Income..................       (.52)        (.52)       (.53)         (.58)       (.55)
   Distributions from Capital Gains......................       (.11)        (.01)       --           --            --

                       Total Dividends and Distributions        (.63)        (.53)       (.53)        (.58)        (.55)

Net Asset Value, End of Period...........................     $11.71       $11.70      $12.59        $12.39      $12.02

Total Return(c)  ........................................      5.69%      (3.01)%        6.01%        8.08%        5.23%

Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)..............    $10,744      $11,480      $11,419       $7,783       $5,794
   Ratio of Expenses to Average Net Assets...............      1.37%        1.32%        1.43%        1.45%        1.52%
   Ratio of Net Investment Income to
     Average Net Assets..................................      4.60%        4.32%        4.22%        4.46%        4.59%
   Portfolio Turnover Rate...............................       7.6%        15.6%         6.6%         8.9%         9.8%



PRINCIPAL TAX-EXEMPT BOND FUND, INC.(a)
------------------------------------
Class C shares                                                 2000         1999(f)
--------------------------------------------------------------------------------
Net Asset Value, Beginning of Period.....................     $11.69       $12.16
Income from Investment Operations:
   Net Investment Income.................................        .36          .16
   Net Realized and Unrealized Gain (Loss)
     on Investments......................................       (.05)        (.47)

                        Total from Investment Operations         .41         (.31)

Less Dividends and Distributions:
   Dividends from Net Investment Income..................       (.47)        (.16)
   Distributions from Capital Gains......................       (.11)        --

                       Total Dividends and Distributions        (.58)        (.16)

Net Asset Value, End of Period...........................     $11.52       $11.69

Total Return(c)  ........................................      3.63%      (2.59)%(d)

Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)..............       $526         $136
   Ratio of Expenses to Average Net Assets...............      3.14%        1.78%(e)
   Ratio of Net Investment Income to
     Average Net Assets..................................      2.83%        3.96%(e)
   Portfolio Turnover Rate...............................       7.6%        15.6%(e)

Notes to Financial Highlights

(a) Effective January 1, 1998, the following changes were made to the names of the Income Funds:

               Former Fund Name                                       New Fund Name
-------------------------------                                       -------------
 Princor Bond Fund, Inc.                              Principal Bond Fund, Inc.
 Princor Government Securities Income Fund, Inc.      Principal Government Securities Income Fund, Inc.
 Princor High Yield Fund, Inc.                        Principal High Yield Fund, Inc.
 Princor Limited Term Bond Fund, Inc.                 Principal Limited Term Bond Fund, Inc.
 Princor Tax-Exempt Bond Fund, Inc.                   Principal Tax-Exempt Bond Fund, Inc.

(b) Without the Manager's voluntary waiver of a portion of certain of its expenses (see Note 3 to the financial statements) for the periods indicated, the following funds would have had per share net investment income and the ratios of expenses to average net assets as shown:

                                                   Year Ended
                                                    October 31,        Per Share        Ratio of Expenses
                                                      Except        Net Investment       to Average Net         Amount
                                                     as Noted           Income               Assets             Waived


         Principal Bond Fund, Inc.:*
              Class A                                 1998                $.70               1.04%             $121,092
                                                      1997                 .74                .98                41,256
                                                      1996                 .76                .97                22,536

              Class B                                 1998                 .62               1.81                26,130
                                                      1997                 .66               1.79                 8,982
                                                      1996                 .67               1.79                 5,874


         Principal Limited Term Bond Fund, Inc.:
              Class A                                 2000                 .57               1.20                51,056
                                                      1999                 .55               1.14                40,285
                                                      1998                 .55               1.13                76,952
                                                      1997                 .59               1.15                46,271
                                                      1996(i)              .37               1.16(e)             22,716

              Class B                                 2000                 .50               1.93                17,484
                                                      1999                 .47               1.92                14,004
                                                      1998                 .47               2.36                11,537
                                                      1997                 .46               3.82                 6,528
                                                      1996(i)              .34               1.94(e)                259

              Class C                                 2000                 .42               2.87                 6,761
                                                      1999(f)              .15               2.05(e)                488


     * The Manager ceased its waiver of expenses for Principal Bond Fund, Inc. on October 31, 1998.

(c) Total return is calculated without the front-end sales charge or contingent deferred sales charge.

(d)  Total return amounts have not been annualized.

(e)  Computed on an annualized basis.

(f) Period from June 30, 1999, date Class C shares first offered to the public and the date of the initial purchase of Class C shares by Principal Life Insurance Company, through October 31, 1999.

(g) Dividends and distributions which exceed investment income and net realized gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized gains on investments. To the extent distributions exceed current and accumulated earnings and profits for federal income tax purposes, they are reported as tax return of capital distributions.

(h) Period from February 29, 1996, date shares first offered to the public, through October 31, 1996. With respect to Class A shares, net investment income, aggregating $.02 per share for the period from the initial purchase of shares on February 13, 1996 through February 28, 1996, was recognized, none of which was distributed to its sole shareholder, Principal Life Insurance Company during the period. Additionally, Class A shares incurred unrealized losses on investments of $.12 per share during the initial interim period. With respect to Class B shares, no net investment income was recognized for the period from initial purchase of shares on February 27, 1996 through February 28, 1996. Additionally, Class B shares incurred unrealized losses on investments of $.02 per share during the initial interim period. This represents Class A share and Class B share activities of the fund prior to the initial public offering of both classes of shares.


Money Market Fund

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

PRINCIPAL CASH MANAGEMENT FUND, INC.(a)
------------------------------------
Class A shares                                                 2000         1999         1998         1997        1996
---------------------------------------------------------------------------------------------         ----        -------
Net Asset Value, Beginning of Period....................     $1.000       $1.000       $1.000       $1.000      $1.000
Income from Investment Operations:
   Net Investment Income(b) ............................       .056         .045         .051         .050        .049

                       Total from Investment Operations        .056         .045         .051         .050        .049
Less Dividends From Net Investment Income..............      (.056)       (.045)       (.051)       (.050)      (.049)

                                        Total Dividends       (.056)       (.045)       (.051)       (.050)      (.049)

Net Asset Value, End of Period..........................     $1.000       $1.000       $1.000       $1.000      $1.000

Total Return(c) ........................................      5.71%        4.56%        5.10%        4.96%       5.00%

Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands).............   $390,154     $352,675     $294,918     $836,072    $694,962
   Ratio of Expenses to Average Net Assets(b) ..........       .70%         .69%         .56%(f)      .63%        .66%
   Ratio of Net Investment Income to
     Average Net Assets.................................      5.54%        4.45%        5.12%        4.98%       4.88%


PRINCIPAL CASH MANAGEMENT FUND, INC.(a)
------------------------------------
Class B shares                                                 2000         1999         1998         1997        1996
---------------------------------------------------------------------------------------------         ------      ----
Net Asset Value, Beginning of Period....................     $1.000       $1.000       $1.000       $1.000      $1.000
Income from Investment Operations:
   Net Investment Income(b) ............................       .049         .039         .042         .041        .041

                       Total from Investment Operations        .049         .039         .042         .041        .041
Less Dividends from Net Investment Income..............      (.049)       (.039)       (.042)       (.041)      (.041)

                                        Total Dividends       (.049)       (.039)       (.042)       (.041)      (.041)

Net Asset Value, End of Period..........................     $1.000       $1.000       $1.000       $1.000      $1.000

Total Return(c) ........................................      5.01%        4.00%        4.25%        4.05%       4.13%

Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands).............     $5,318       $6,330       $3,602         $992        $520
   Ratio of Expenses to Average Net Assets(b) ..........      1.33%        1.19%        1.41%(f)     1.47%       1.50%
   Ratio of Net Investment Income to
     Average Net Assets.................................      4.87%        4.00%        4.23%        4.08%       4.08%


PRINCIPAL CASH MANAGEMENT FUND, INC.(a)
------------------------------------
Class C shares                                                 2000         1999(g)
---------------------------------------------------------------------       ----
Net Asset Value, Beginning of Period....................     $1.000       $1.000
Income from Investment Operations:
   Net Investment Income  ..............................       .032         .010

                       Total from Investment Operations        .032         .010
Less Dividends from Net Investment Income..............      (.032)       (.010)

                                        Total Dividends       (.032)       (.010)

Net Asset Value, End of Period..........................     $1.000       $1.000

Total Return(c) ........................................      3.12%        1.01%(d)

Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands).............       $558         $132
   Ratio of Expenses to Average Net Assets ........           3.18%        2.26%(e)
   Ratio of Net Investment Income to
     Average Net Assets.................................      3.21%        3.01%(e)


Notes to Financial Highlights

(a) Effective January 1, 1998, the following change was made to the name of the Money Market Fund:

           Former Fund Name                         New Fund Name
---------------------------                         -------------
  Princor Cash Management Fund, Inc.     Principal Cash Management Fund, Inc.

(b) Without the Manager's voluntary waiver of a portion of certain of its expenses (see Note 3 to the financial statements) for the periods indicated, the Fund would have had per share net investment income and the ratios of expenses to average net assets as shown:


                                                          Year Ended                         Ratio of
                                                        October 31,         Per Share        Expenses
                                                          Except         Net Investment     to Average          Amount
                                                          as Noted           Income         Net Assets          Waived


         Class A                                            1998             $.051               .56%         $   --
                                                            1997              .050               .63              --
                                                            1996              .049               .67              7,102

         Class B                                            1998              .041              1.49              1,343
                                                            1997              .036              2.14              5,492
                                                            1996              .029              3.94              6,140

     The Manager ceased its waiver of expenses for Principal Cash Management Fund, Inc. on March 1, 1998.

(c) Total return is calculated without the front-end sales charge or contingent deferred sales charge.

(d)  Total return amounts have not been annualized.

(e)  Computed on an annualized basis.

(f)  Management fee waivers apply to November 1, 1997 through February 28, 1998.

(g) Period from June 30, 1999, date Class C shares first offered to the public and the date of the initial purchase of Class C shares by Principal Life Insurance Company, through October 31, 1999.



Additional information about the Fund is available in the Statement of Additional Information, dated March 1, 2001, and which is part of this prospectus. The Statement of Additional Information can be obtained free of charge by writing or telephoning Princor Financial Services Corporation, P.O. Box 10423, Des Moines, IA 50306. Telephone 1-800-247-4123.

Information about the Fund can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Information on the operation of the public reference room may be obtained by calling the Commission at 1-800-SEC-0330. Reports and other information about the Fund are available on the Commission's internet site at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the Commission, Washington, D.C. 20549-6009.

The U.S. Government does not insure or guarantee an investment in any of the Funds. There can be no assurance that the Cash Management Fund will be able to maintain a stable share price of $1.00 per share.

Shares of the Funds are not deposits or obligations of, or guaranteed or endorsed by, any financial institution, nor are shares of the Funds federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency.

     SEC FILE           DOMESTIC GROWTH-ORIENTED FUNDS


     811-05072          Principal Balanced Fund, Inc.
     811-06263          Principal Blue Chip Fund, Inc.
     811-01874          Principal Capital Value Fund, Inc.
     811-01873          Principal Growth Fund, Inc.
     811-09755          Principal LargeCap Stock Index Fund, Inc.
     811-05171          Principal MidCap Fund, Inc.
     811-09567          Principal Partners Equity Growth Fund, Inc.
     811-10187          Principal Partners LargeCap Blend Fund, Inc.
     811-09757          Principal Partners LargeCap Growth Fund, Inc.
     811-10189          Principal Partners LargeCap Value Fund, Inc.
     811-09759          Principal Partners MidCap Growth Fund, Inc.
     811-10193          Principal Partners SmallCap Growth Fund, Inc.
     811-08379          Principal Real Estate Fund, Inc.
     811-08381          Principal SmallCap Fund, Inc.
     811-07266          Principal Utilities Fund, Inc.


                        INTERNATIONAL GROWTH-ORIENTED FUNDS

     811-09801          Principal European Equity Fund, Inc.
     811-08249          Principal International Emerging Markets Fund, Inc.
     811-03183          Principal International Fund, Inc.
     811-08251          Principal International SmallCap Fund, Inc.
     811-09803          Principal Pacific Basin Fund, Inc.

                        INCOME-ORIENTED FUNDS

     811-05172          Principal Bond Fund, Inc.
     811-04226          Principal Government Securities Income Fund, Inc.
     811-05174          Principal High Yield Fund, Inc.
     811-07453          Principal Limited Term Bond Fund, Inc.
     811-04449          Principal Tax-Exempt Bond Fund, Inc.

                        MONEY MARKET FUND

     811-03585          Principal Cash Management Fund, Inc.



                                    APPENDIX



     RELATED PERFORMANCE OF THE SUB-ADVISORS

     The following tables set forth historical information about client accounts managed by a Sub-Advisor that have investment objectives, policies and strategies substantially similar to those of the corresponding Fund the Sub-Advisor manages. These client accounts may consist of individuals, institutions and other mutual funds. This composite data is provided to illustrate the past performance of each Sub-Advisor in managing similar accounts and does not represent the performance of any Fund.

     On the following pages "composite performance" is shown for each Sub-Advisor with regard to all of those similarly managed accounts. The composite performance is computed based upon essentially the Sub-Advisor's asset weighted "average" performance with regard to such accounts. The composite performance information shown is based on a composite of all accounts of each Sub-Advisor (and its predecessor, if any) having substantially similar investment objectives, policies and strategies to the corresponding Fund. The composite results reflect the deduction of all fees and expenses actually incurred by the client accounts.

     Portions of the information below are based on data supplied by the Sub-Advisors and from statistical services, reports or other sources believed by the Manager to be reliable. However, such information has not been verified or audited by the Manager.

     Some of the accounts included in the composites are not mutual funds registered under the 1940 Act. Those accounts are not subject to investment limitations, diversification requirements and other restrictions imposed by the 1940 Act and the Internal Revenue Code. If such requirements were applicable to these accounts, the performance shown may have been lower.

     The performance data should not be considered as an indication of future performance of any Fund or any Sub-Advisor. In addition, the effect of taxes is not reflected in the information below as it will depend on the investor's tax status.

     Certain of the Funds started operation in December 2000 and have no historical performance data. When available, Fund performance for Class A shares is shown. The performance of Class B and Class C shares will vary from the performance of Class A shares based on the differences in sales charges and fees.



PERFORMANCE RESULTS - DOMESTIC GROWTH FUNDS

                                                                Average Annual Performance
                                                               (through December 31, 2000)

                                                                 YTD         1 YR         3 YR            5 YR        10 YR

Principal Balanced Fund, Inc. - Class A                         -0.71            -0.71         3.57         8.05       10.78
Invista Balanced Composite                                      -6.47            -6.47         3.79        11.71
PCII Multi-Sector Composite                                     12.00            12.00         6.34         6.60        8.29
S&P 500 Index                                                   -9.11            -9.11        12.25        18.31       17.44
Lehman Brothers Aggregate Bond Index                            11.63            11.63         6.36         6.45        7.95
Average Domestic Hybrid Category (Morningstar)                   2.06             2.06         7.50        10.90       11.82
Lipper Balanced Fund Average                                     1.52             1.52         8.01        11.52       12.28

Principal Blue Chip Fund, Inc. - Class A                       -10.89           -10.89         5.15        11.38       11.65 (a)
Invista Large Cap Composite                                    -12.12           -12.12         6.29        14.12
S&P 500 Index                                                   -9.11            -9.11        12.25        18.31       17.44
Average LargeCap Blend Category (Morningstar)                   -6.97            -6.97        10.77        15.96       15.66
Lipper Large-Cap Core Fund Average                              -8.96            -8.96        12.05        16.82       16.14

Principal Capital Value Fund, Inc. - Class A                    -0.08            -0.08         1.43        10.64       13.43
Invista Large Cap Value Composite                                3.88             3.88         4.43        12.40
S&P 500 Index                                                   -9.11            -9.11        12.25        18.31       17.44
S&P/BARRA 500 Value Index                                        6.08             6.08        11.09        16.79       16.86
Average LargeCap Value Category (Morningstar)                    5.47             5.47         8.04        13.91       14.95
Lipper Large-Cap Value Fund Average                              1.32             1.32         9.79        15.74       15.81

Principal Growth Fund, Inc. - Class A                          -10.64           -10.64         7.70        12.48       16.49
Invista Large Cap Growth Composite                             -10.24           -10.24
S&P 500 Index                                                   -9.11            -9.11        12.25        18.31       17.44
Average LargeCap Growth Category (Morningstar)                 -14.09           -14.09        16.53        18.10       17.13
Lipper Large-Cap Growth Fund Average                           -16.22           -16.22        17.13        18.43       17.20

Principal LargeCap Stock Index Fund, Inc. - Class A             -2.94 (b)
Invista S&P 500 Index Composite                                 -9.44            -9.44        11.87        17.91
S&P 500 Index                                                   -9.11            -9.11        12.25        18.31       17.44
Average LargeCap Blend Category (Morningstar)                   -6.97            -6.97        10.77        15.96       15.66
Lipper S&P 500 Index Fund Average                               -9.57            -9.57        11.72        17.82       16.99

Principal MidCap Fund, Inc. - Class A                           15.36            15.36         8.71        13.47       17.75
Invista Mid Cap Value Composite                                  6.32             6.32         0.56         9.84
S&P 400 MidCap Index                                            17.51            17.51        17.08        20.39       19.84
Average MidCap Blend Category (Morningstar)                      3.37             3.37         8.16        14.45       15.76
Lipper Mid-Cap Core Fund Average                                 7.10             7.10        13.79        16.02       17.08

PERFORMANCE RESULTS - DOMESTIC GROWTH FUNDS

                                                                                   Annual Performance
                                                                                 (year ended December 31)

                                                                  2000         1999        1998        1997         1996       1995

Principal Balanced Fund, Inc. - Class A                          -0.71         0.63       11.20        17.29       13.00       23.39
Invista Balanced Composite                                       -6.47         2.20       12.17        20.03       10.69       26.88
PCII Multi-Sector Composite                                      12.00        -0.57        7.97        10.16        3.94       18.41
S&P 500 Index                                                    -9.11        21.04       28.58        33.36       22.96       37.58
Lehman Brothers Aggregate Bond Index                             11.63        -0.82        8.69         9.65        3.63       18.47
Average Domestic Hybrid Category (Morningstar)                    2.06         8.24       12.50        18.24       13.07       24.87
Lipper Balanced Fund Average                                      1.52         9.14       13.96        19.42       13.78       26.07

Principal Blue Chip Fund, Inc. - Class A                        -10.89        11.96       16.55        26.25       16.78       33.19
Invista Large Cap Composite                                     -12.12         9.57       24.70        29.66       24.35
S&P 500 Index                                                    -9.11        21.04       28.58        33.36       22.96       37.58
Average LargeCap Blend Category (Morningstar)                    -6.97        19.72       21.95        27.43       20.37       31.99
Lipper Large-Cap Core Fund Average                               -8.96        23.40       24.34        27.28       20.98       31.78

Principal Capital Value Fund, Inc. - Class A                     -0.08        -6.86       12.13        28.69       23.42       31.90
Invista Large Cap Value Composite                                 3.88        -7.12       18.04        28.94       22.18
S&P 500 Index                                                    -9.11        21.04       28.58        33.36       22.96       37.58
S&P/BARRA 500 Value Index                                         6.08        12.72       14.68        29.99       21.99       37.00
Average LargeCap Value Category (Morningstar)                     5.47         6.63       13.10        27.01       20.79       32.28
Lipper Large-Cap Value Fund Average                               1.32        14.29       15.70        26.81       21.32       31.26

Principal Growth Fund, Inc. - Class A                           -10.64        16.13       20.37        28.41       12.23       33.47
Invista Large Cap Growth Composite                              -10.24
S&P 500 Index                                                    -9.11        21.04       28.58        33.36       22.96       37.58
Average LargeCap Growth Category (Morningstar)                  -14.09        39.72       33.56        25.00       18.95       32.27
Lipper Large-Cap Growth Fund Average                            -16.22        30.91       23.57        25.12       19.70       31.61

Principal LargeCap Stock Index Fund, Inc. - Class A              -2.94
Invista S&P 500 Index Composite                                  -9.44        20.62       28.16        32.89       22.51       37.07
S&P 500 Index                                                    -9.11        21.04       28.58        33.36       22.96       37.58
Average LargeCap Blend Category (Morningstar)                    -6.97        19.72       21.95        27.43       20.37       31.99
Lipper S&P 500 Index Fund Average                                -9.57        20.49       28.23        32.56       22.66       36.84

Principal MidCap Fund, Inc. - Class A                            15.36        11.62       -0.23        22.94       19.13        34.2
Invista Mid Cap Value Composite                                   6.32        -7.36        3.25        35.49       16.03       41.18
S&P 400 MidCap Index                                             17.51        14.72       19.11        32.25       19.20       30.95
Average MidCap Blend Category (Morningstar)                       3.37        18.70        6.77        26.45       20.44       28.71
Lipper Mid-Cap Core Fund Average                                  7.10        42.85       12.39        19.88       17.38       30.82

PERFORMANCE RESULTS - DOMESTIC GROWTH FUNDS

                                                                                   Annual Performance
                                                                                 (year ended December 31)

                                                                 1994        1993        1992         1991

Principal Balanced Fund, Inc. - Class A                         -3.38        9.01        10.47        31.72
Invista Balanced Composite                                      -1.63       14.25        10.73        27.19
PCII Multi-Sector Composite                                     -2.05       10.67         8.25        15.89
S&P 500 Index                                                    1.32       10.08         7.62        30.47
Lehman Brothers Aggregate Bond Index                            -2.92        9.75         7.40        16.00
Average Domestic Hybrid Category (Morningstar)                  -2.56       12.07         8.22        23.87
Lipper Balanced Fund Average                                    -2.40       11.23         7.28        25.65

Principal Blue Chip Fund, Inc. - Class A                         3.36        2.62         6.09
Invista Large Cap Composite
S&P 500 Index                                                    1.32       10.08         7.62        30.47
Average LargeCap Blend Category (Morningstar)                   -1.08       11.12         7.62        32.13
Lipper Large-Cap Core Fund Average                              -1.21       11.55         7.47        32.16

Principal Capital Value Fund, Inc. - Class A                     0.21        7.56         9.09        37.21
Invista Large Cap Value Composite
S&P 500 Index                                                    1.32       10.08         7.62        30.47
S&P/BARRA 500 Value Index                                       -0.63       18.60        10.53        22.56
Average LargeCap Value Category (Morningstar)                   -0.81       13.25         9.89        28.51
Lipper Large-Cap Value Fund Average                             -0.89       12.24         8.87        29.73

Principal Growth Fund, Inc. - Class A                            3.21        7.51        10.16        56.61
Invista Large Cap Growth Composite
S&P 500 Index                                                    1.32       10.08         7.62        30.47
Average LargeCap Growth Category (Morningstar)                  -2.32       10.31         5.83        43.69
Lipper Large-Cap Growth Fund Average                            -1.65       11.23         8.85        38.47

Principal LargeCap Stock Index Fund, Inc. - Class A
Invista S&P 500 Index Composite                                  1.05
S&P 500 Index                                                    1.32       10.08         7.62        30.47
Average LargeCap Blend Category (Morningstar)                   -1.08       11.12         7.62        32.13
Lipper S&P 500 Index Fund Average                                0.97       10.02         7.30        30.21

Principal MidCap Fund, Inc. - Class A                            3.03       12.29        14.81        52.83
Invista Mid Cap Value Composite                                  0.98       11.43         7.57        33.54
S&P 400 MidCap Index                                            -3.58       13.95        11.91        50.10
Average MidCap Blend Category (Morningstar)                     -1.61       14.50        14.93        36.20
Lipper Mid-Cap Core Fund Average                                -1.33       14.79        11.48        45.39


(a)   Period from March 1, 1991 through December 31, 2000
(b)   Period from March 1, 2000 through December 31, 2000

PERFORMANCE RESULTS - DOMESTIC GROWTH FUNDS

                                                                           Average Annual Performance
                                                                           (through December 31, 2000)

                                                                   YTD            1 YR              3 YR         5 YR        10 YR

Principal Partners Equity Growth Fund, Inc. - Class A             12.24            12.24 (a)
Morgan Stanley Equity Growth Composite                           -11.00           -11.00            14.50        21.00        18.30
S&P 500 Index                                                     -9.11            -9.11            12.25        18.31        17.44
Average LargeCap Growth Category (Morningstar)                   -14.09           -14.09            16.53        18.10        17.13
Lipper Large-Cap Growth Fund Average                             -16.22           -16.22            17.13        18.43        17.20

Principal Partners LargeCap Blend Fund, Inc. - Class A             3.80 (b)
Federated Capital Appreciation Composite                          -3.76            -3.76            18.33        20.71
S&P 500 Index                                                     -9.11            -9.11            12.25        18.31        17.44
Average LargeCap Blend Category (Morningstar)                     -6.97            -6.97            10.77        15.96        15.66
Lipper Large-Cap Core Fund Average                                -8.96            -8.96            12.05        16.82        16.14

Principal Partners LargeCap Growth Fund, Inc. - Class A          -32.09 (c)
Duncan-Hurst Large-Cap Growth Equity Composite                   -13.82           -13.82            39.20        32.16
S&P 500 Index                                                     -9.11            -9.11            12.25        18.31        17.44
Russell 1000 Growth Index                                        -22.42           -22.42            12.72        18.12        17.33
Average LargeCap Growth Category (Morningstar)                   -14.09           -14.09            16.53        18.10        17.13
Lipper Large-Cap Growth Fund Average                             -16.22           -16.22            17.13        18.43        17.20

Principal Partners LargeCap Value Fund, Inc. - Class A             3.40 (b)
Sanford C. Bernstein Diversified Value Composite                  13.80            13.80
Russell 1000 Value Index                                           7.02             7.02             9.92        16.90        17.37
Average LargeCap Value Category (Morningstar)                      5.47             5.47             8.04        13.91        14.95
Lipper Large-Cap Value Fund Average                                1.32             1.32             9.79        15.74        15.81

Principal Partners MidCap Growth Fund, Inc. - Class A            -29.49 (c)
Turner Investment Partners Midcap Growth Composite                -8.10            -8.10            37.95
Russell Midcap Growth Index                                      -11.74           -11.74            16.30        17.75        18.08
Average MidCap Growth Category (Morningstar)                      -6.90            -6.90            20.49        17.93        18.03
Lipper Mid-Cap Growth Fund Average                                10.01            10.01            21.05        17.62        19.06

Principal Partners SmallCap Growth Fund, Inc. - Class A            4.40 (b)
Berger Small Cap Growth Composite                                 -8.15            -8.15            24.60        21.28
Russell 2000 Growth Index                                        -22.43           -22.43             3.96         7.14        12.79
Average SmallCap Growth Category (Morningstar)                    -5.71            -5.71            13.77        14.57        17.05
Lipper Small-Cap Growth Fund Average                              -4.95            -4.95            14.97        15.12        17.46

PERFORMANCE RESULTS - DOMESTIC GROWTH FUNDS

                                                                         Annual Performance
                                                                          (year ended December 31)

                                                                   2000        1999        1998         1997        1996

Principal Partners Equity Growth Fund, Inc. - Class A             12.24
Morgan Stanley Equity Growth Composite                           -11.00        39.42       21.11        31.40       31.23
S&P 500 Index                                                     -9.11        21.04       28.58        33.36       22.96
Average LargeCap Growth Category (Morningstar)                   -14.09        39.72       33.56        25.00       18.95
Lipper Large-Cap Growth Fund Average                             -16.22        30.91       23.57        25.12       19.70

Principal Partners LargeCap Blend Fund, Inc. - Class A
Federated Capital Appreciation Composite                          -3.76        43.39       20.08        30.62       18.39
S&P 500 Index                                                     -9.11        21.04       28.58        33.36       22.96
Average LargeCap Blend Category (Morningstar)                     -6.97        19.72       21.95        27.43       20.37
Lipper Large-Cap Core Fund Average                                -8.96        23.40       24.34        27.28       20.98

Principal Partners LargeCap Growth Fund, Inc. - Class A
Duncan-Hurst Large-Cap Growth Equity Composite                   -13.82        30.46       39.20        37.21       32.16
S&P 500 Index                                                     -9.11        21.04       28.58        33.36       22.96
Russell 1000 Growth Index                                        -22.42        33.16       38.71        30.49       23.12
Average LargeCap Growth Category (Morningstar)                   -14.09        39.72       33.56        25.00       18.95
Lipper Large-Cap Growth Fund Average                             -16.22        30.91       23.57        25.12       19.70

Principal Partners LargeCap Value Fund, Inc. - Class A
Sanford C. Bernstein Diversified Value Composite                  13.80         7.80
Russell 1000 Value Index                                           7.02         7.35       15.63        35.18       21.64
Average LargeCap Value Category (Morningstar)                      5.47         6.63       13.10        27.01       20.79
Lipper Large-Cap Value Fund Average                                1.32        14.29       15.70        26.81       21.32

Principal Partners MidCap Growth Fund, Inc. - Class A
Turner Investment Partners Midcap Growth Composite                -8.10       126.09       26.33        41.77       18.25
Russell Midcap Growth Index                                      -11.74        51.29       17.86        22.54       17.48
Average MidCap Growth Category (Morningstar)                      -6.90        63.90       17.51        17.05       16.99
Lipper Mid-Cap Growth Fund Average                                10.01        78.68       12.41        13.41       15.34

Principal Partners SmallCap Growth Fund, Inc. - Class A
Berger Small Cap Growth Composite                                 -8.15       104.16        3.15        16.18       16.78
Russell 2000 Growth Index                                        -22.43        43.09        1.23        12.95       11.26
Average SmallCap Growth Category (Morningstar)                    -5.71        61.45        4.49        18.19       19.99
Lipper Small-Cap Growth Fund Average                              -4.95        60.01        5.60        16.74       17.66

PERFORMANCE RESULTS - DOMESTIC GROWTH FUNDS

                                                                            Annual Performance
                                                                          (year ended December 31)

                                                                 1995         1994         1993        1992         1991

Principal Partners Equity Growth Fund, Inc. - Class A
Morgan Stanley Equity Growth Composite                           45.03         3.18        4.32         5.99        25.54
S&P 500 Index                                                    37.58         1.32       10.08         7.62        30.47
Average LargeCap Growth Category (Morningstar)                   32.27        -2.32       10.31         5.83        43.69
Lipper Large-Cap Growth Fund Average                             31.61        -1.65       11.23         8.85        38.47

Principal Partners LargeCap Blend Fund, Inc. - Class A
Federated Capital Appreciation Composite                         37.17        -0.30       11.31        11.37        27.43
S&P 500 Index                                                    37.58         1.32       10.08         7.62        30.47
Average LargeCap Blend Category (Morningstar)                    31.99        -1.08       11.12         7.62        32.13
Lipper Large-Cap Core Fund Average                               31.78        -1.21       11.55         7.47        32.16

Principal Partners LargeCap Growth Fund, Inc. - Class A
Duncan-Hurst Large-Cap Growth Equity Composite                   34.43        28.89
S&P 500 Index                                                    37.58         1.32       10.08         7.62        30.47
Russell 1000 Growth Index                                        37.19         2.66        2.90         5.00        41.16
Average LargeCap Growth Category (Morningstar)                   32.27        -2.32       10.31         5.83        43.69
Lipper Large-Cap Growth Fund Average                             31.61        -1.65       11.23         8.85        38.47

Principal Partners LargeCap Value Fund, Inc. - Class A
Sanford C. Bernstein Diversified Value Composite
Russell 1000 Value Index                                         38.35        -1.99       18.12        13.81        24.61
Average LargeCap Value Category (Morningstar)                    32.28        -0.81       13.25         9.89        28.51
Lipper Large-Cap Value Fund Average                              31.26        -0.89       12.24         8.87        29.73

Principal Partners MidCap Growth Fund, Inc. - Class A
Turner Investment Partners Midcap Growth Composite
Russell Midcap Growth Index                                      33.98        -2.16       11.19         8.71        47.03
Average MidCap Growth Category (Morningstar)                     34.79        -1.03       15.64         9.03        50.97
Lipper Mid-Cap Growth Fund Average                               37.15         0.59       17.56         9.77        56.63

Principal Partners SmallCap Growth Fund, Inc. - Class A
Berger Small Cap Growth Composite                                33.80        13.73
Russell 2000 Growth Index                                        31.04        -2.43       13.36         7.77        51.19
Average SmallCap Growth Category (Morningstar)                   35.44        -0.28       16.70        11.99        53.64
Lipper Small-Cap Growth Fund Average                             34.75        -0.25       17.58        11.14        53.33


(a)   Period from November 1, 1999 through December 31, 2000
(b)   Period from December 22, 2000 through December 31, 2000
(c)   Period from March 1, 2000 through December 31, 2000

PERFORMANCE RESULTS - DOMESTIC GROWTH FUNDS

                                                                       Average Annual Performance
                                                                      (through December 31, 2000)

                                                                    YTD         1 YR         3 YR            5 YR        10 YR

Principal Real Estate Fund, Inc. - Class A                         29.65        29.65        2.17 (a)
PCREI Real Estate Composite                                        31.15        31.15        5.94
Morgan Stanley REIT Index                                          26.81        26.81        0.19            10.13
Average Specialty - Real Estate Category (Morningstar)             25.83        25.83        0.36            10.31       11.33
Lipper Real Estate Fund Average                                    25.62        25.62        0.45            10.26       11.79

Principal SmallCap Fund, Inc. - Class A                           -14.03       -14.03       11.63 (a)
Invista Small Cap Growth Composite                                -33.86       -33.86        2.38            10.56
S&P 600 Index                                                      11.80        11.80        7.43            13.56       17.43
Average SmallCap Blend Category (Morningstar)                      12.84        12.84        7.01            12.95       15.92
Lipper Small-Cap Core Fund Average                                  5.07         5.07        8.77            12.52       15.52

Principal Utilities Fund, Inc. - Class A                           18.23        18.23       13.99            14.94       12.81
Invista Utilities Equity Composite                                 18.43        18.43       13.92            14.91
S&P 500 Index                                                      -9.11        -9.11       12.25            18.31       17.44
Dow Jones Utilities w/Income Index                                 51.07        51.07       19.12            17.81
Average Specialty - Utilities Category (Morningstar)                7.15         7.15       13.43            15.17       13.66
Lipper Utilities Fund Average                                       7.86         7.86        13.7            15.36       13.77

PERFORMANCE RESULTS - DOMESTIC GROWTH FUNDS

                                                                             Annual Performance
                                                                           (year ended December 31)

                                                                   2000         1999        1998        1997         1996      1995

Principal Real Estate Fund, Inc. - Class A                         29.65       -4.76       -13.62
PCREI Real Estate Composite                                        31.15       -3.01       -10.20       19.83
Morgan Stanley REIT Index                                          26.81       -4.55       -16.90       18.58        35.89     12.90
Average Specialty - Real Estate Category (Morningstar)             25.83       -2.85       -15.97       23.14        32.37     14.82
Lipper Real Estate Fund Average                                    25.62       -3.35       -15.79       23.05        31.68     15.17

Principal SmallCap Fund, Inc. - Class A                           -14.03       43.22        -5.68
Invista Small Cap Growth Composite                                -33.86       66.37        -2.47       34.77        14.19
S&P 600 Index                                                      11.80       12.40        -1.31       25.58        21.32     29.97
Average SmallCap Blend Category (Morningstar)                      12.84       18.18        -3.64       26.12        19.66     25.51
Lipper Small-Cap Core Fund Average                                  5.07       35.10         0.23       21.30        19.82     31.07

Principal Utilities Fund, Inc. - Class A                           18.23        2.25         22.5       29.58         4.56     33.87
Invista Utilities Equity Composite                                 18.43       10.05        13.92       17.65        14.91     17.87
S&P 500 Index                                                      -9.11       21.04        28.58       33.36        22.96     37.58
Dow Jones Utilities w/Income Index                                 51.07       -5.73        18.76       23.11         9.08     32.26
Average Specialty - Utilities Category (Morningstar)                7.15       16.34        19.35       25.83        11.39     27.10
Lipper Utilities Fund Average                                       7.86       16.68        19.15       25.82        11.08     27.53

PERFORMANCE RESULTS - DOMESTIC GROWTH FUNDS

                                                                             Annual Performance
                                                                           (year ended December 31)

                                                                   1994         1993        1992         1991

Principal Real Estate Fund, Inc. - Class A
PCREI Real Estate Composite
Morgan Stanley REIT Index
Average Specialty - Real Estate Category (Morningstar)              0.17        21.10       16.00        30.12
Lipper Real Estate Fund Average                                    -0.62        21.11       15.87        29.59

Principal SmallCap Fund, Inc. - Class A
Invista Small Cap Growth Composite
S&P 600 Index                                                      -4.77        18.78       21.04        48.49
Average SmallCap Blend Category (Morningstar)                      -0.97        16.65       14.39        39.57
Lipper Small-Cap Core Fund Average                                 -0.58        16.87       13.00        51.50

Principal Utilities Fund, Inc. - Class A                          -11.09         8.42
Invista Utilities Equity Composite
S&P 500 Index                                                       1.32        10.08        7.62        30.47
Dow Jones Utilities w/Income Index                                -15.46         9.57
Average Specialty - Utilities Category (Morningstar)               -8.78        15.48        9.65        20.11
Lipper Utilities Fund Average                                      -8.79        14.53        9.81        20.58

(a)   Period from November 1, 1998 through December 31, 2000

PERFORMANCE RESULTS - INTERNATIONAL GROWTH FUNDS

                                                                Average Annual Performance
                                                               (through December 31, 2000)

                                                                   YTD             1 YR        3 YR          5 YR           10 YR

Principal European Equity Fund, Inc. - Class A                     11.73 (a)
BT European Composite                                             -15.51           -15.51       13.99        21.46
MSCI Europe (15) Index--ND                                         -8.39            -8.39       10.91        15.37           13.48
Average Europe Category (Morningstar)                              -6.58            -6.58       11.85        15.48           12.14
Lipper European Region Fund Average                                -6.19            -6.19       13.07        15.77           12.61

Principal International Emerging Markets Fund, Inc. -
Class A                                                           -28.63           -28.63       -0.49        -3.87 (b)
Invista International Emerging Markets Equity Composite           -28.63           -28.63       -1.34         6.07
MSCI - Emerging Markets Free--ID                                  -30.61           -30.61       -4.82        -4.17            8.25
Average Diversified Emerging Market Category (Morningstar)        -31.11           -31.11       -5.04        -2.08            1.96
Lipper Emerging Markets Fund Average                              -30.59           -30.59       -4.98        -2.15            1.91

Principal International Fund, Inc. - Class A                       -8.64            -8.64        7.63        11.61           12.02
Invista International Broad Markets Composite                      -7.57            -7.57        9.25        12.79           13.45
MSCI EAFE (Europe, Australia, Far East) Index--ND                 -14.17           -14.17        9.34         7.13            8.24
Average Foreign Category (Morningstar)                            -15.66           -15.66       10.61         9.43            9.57
Lipper International Fund Average                                 -15.60           -15.60       10.16         9.45            9.85

Principal International SmallCap Fund, Inc. - Class A             -13.28           -13.28       22.37        19.30 (b)
Invista International Small Cap Equity Composite                  -11.70           -11.70       23.15        24.86
MSCI EAFE (Europe, Australia, Far East) Index--ND                 -14.17           -14.17        9.34         7.13            8.24
Average Foreign Category (Morningstar)                            -15.66           -15.66       10.61         9.43            9.57
Lipper International Small-Cap Fund Average                       -14.82           -14.82       18.85        16.80           12.68

Principal Pacific Basin Fund, Inc. - Class A                      -24.57 (a)
BT Pacific Basin Composite                                        -31.01           -31.01       19.84
MSCI Pacific Free Index--ND                                       -25.78           -25.78        6.09        -4.08            1.54
Average Diversified Pacific/Asia Category (Morningstar)           -35.75           -35.75        4.17        -3.50            5.65
Lipper Pacific Region Fund Average                                -34.24           -34.24        5.16        -2.52            5.85

PERFORMANCE RESULTS - INTERNATIONAL GROWTH FUNDS

                                                                                 Annual Performance
                                                                              (year ended December 31)

                                                                   2000         1999        1998        1997         1996

Principal European Equity Fund, Inc. - Class A
BT European Composite                                              -15.51        33.95       30.86       26.33        41.31
MSCI Europe (15) Index--ND                                          -8.39        15.89       28.53       23.80        21.09
Average Europe Category (Morningstar)                               -6.58        26.11       21.56       18.42        24.99
Lipper European Region Fund Average                                 -6.19        26.24       23.19       18.01        25.07

Principal International Emerging Markets Fund, Inc. -
Class A                                                            -28.63        67.20      -17.42
Invista International Emerging Markets Equity Composite            -28.63        63.25      -17.59       11.38        25.57
MSCI - Emerging Markets Free--ID                                   -30.61        58.89      -35.11       31.64        22.21
Average Diversified Emerging Market Category (Morningstar)         -31.11        71.86      -27.03       -3.68        13.35
Lipper Emerging Markets Fund Average                               -30.59        69.70      -27.58       -1.72        12.32

Principal International Fund, Inc. - Class A                        -8.64        25.82        8.48       12.22        23.76
Invista International Broad Markets Composite                       -7.57        25.78       10.47       12.43        24.54
MSCI EAFE (Europe, Australia, Far East) Index--ND                  -14.17        26.96       20.00        1.78         6.05
Average Foreign Category (Morningstar)                             -15.66        44.49       13.00        5.43        12.39
Lipper International Fund Average                                  -15.60        42.16       12.77        6.08        12.27

Principal International SmallCap Fund, Inc. - Class A              -13.28        84.72       14.40
Invista International Small Cap Equity Composite                   -11.70        86.79       13.24       15.62        40.53
MSCI EAFE (Europe, Australia, Far East) Index--ND                  -14.17        26.96       20.00        1.78         6.05
Average Foreign Category (Morningstar)                             -15.66        44.49       13.00        5.43        12.39
Lipper International Small-Cap Fund Average                        -14.82        79.83       13.95        2.96        18.74

Principal Pacific Basin Fund, Inc. - Class A
BT Pacific Basin Composite                                         -31.01       132.40        7.35      -27.91
MSCI Pacific Free Index--ND                                        -25.78        56.65        2.72      -25.87        -8.30
Average Diversified Pacific/Asia Category (Morningstar)            -35.75        92.50       -5.91      -27.90         4.02
Lipper Pacific Region Fund Average                                 -34.24        90.74       -5.94      -26.89         3.58

PERFORMANCE RESULTS - INTERNATIONAL GROWTH FUNDS

                                                                                 Annual Performance
                                                                              (year ended December 31)

                                                                 1995         1994        1993        1992         1991

Principal European Equity Fund, Inc. - Class A
BT European Composite                                              9.36         8.49       43.12
MSCI Europe (15) Index--ND                                        21.62         2.28       29.28       -4.71        13.11
Average Europe Category (Morningstar)                             16.26         2.52       28.15       -6.82         7.47
Lipper European Region Fund Average                               17.14         1.60       27.96       -4.85         8.09

Principal International Emerging Markets Fund, Inc. -
Class A
Invista International Emerging Markets Equity Composite            7.46
MSCI - Emerging Markets Free--ID                                 -12.83         0.64       53.92       13.41       149.65
Average Diversified Emerging Market Category (Morningstar)        -3.45        -9.27       73.26        0.26        18.10
Lipper Emerging Markets Fund Average                              -2.63       -12.35       71.62       -0.04         6.76

Principal International Fund, Inc. - Class A                      11.56        -5.26       46.34        0.81        15.25
Invista International Broad Markets Composite                     14.07        -2.39       44.83
MSCI EAFE (Europe, Australia, Far East) Index--ND                 11.21         7.78       32.56      -12.17        12.13
Average Foreign Category (Morningstar)                             9.82        -0.40       36.71       -4.54        13.07
Lipper International Fund Average                                  9.67        -1.00       36.49       -4.47        12.97

Principal International SmallCap Fund, Inc. - Class A
Invista International Small Cap Equity Composite                   3.61
MSCI EAFE (Europe, Australia, Far East) Index--ND                 11.21         7.78       32.56      -12.17        12.13
Average Foreign Category (Morningstar)                             9.82        -0.40       36.71       -4.54        13.07
Lipper International Small-Cap Fund Average                        7.69        -5.49       43.98       -4.09        11.69

Principal Pacific Basin Fund, Inc. - Class A
BT Pacific Basin Composite
MSCI Pacific Free Index--ND                                        2.95        12.76       36.21      -18.56        11.46
Average Diversified Pacific/Asia Category (Morningstar)            2.39        -5.49       59.02       -3.03        15.05
Lipper Pacific Region Fund Average                                 3.92        -5.56       60.50       -2.85        14.37

(a)   Period from May 1, 2000 through December 31, 2000
(b)   Period from August 29, 1997 through December 31, 2000

PERFORMANCE RESULTS - INCOME FUNDS

                                                                              Average Annual Performance
                                                                             (through December 31, 2000)

                                                                       YTD         1 YR        3 YR        5 YR             10 YR

Principal Bond Fund, Inc. - Class A                                    7.82         7.82        3.85        4.91             7.90
PCII Multi-Sector Composite                                           12.00        12.00        6.34        6.60             8.29
Lehman Brothers Aggregate Bond Index                                  11.63        11.63        6.36        6.45             7.95
Average Intermediate-Term Bond Category (Morningstar)                  9.45         9.45        5.11        5.43             7.62
Lipper Corporate Debt BBB Rated Fund Average                           7.99         7.99        4.05        5.26             8.27

Principal Government Securities Income Fund, Inc. - Class A           10.90        10.90        5.93        6.25             7.59
PCII Mortgage-Backed Broad Composite                                  11.08        11.08        6.21        6.48             7.70
Lehman Brothers GNMA Index                                            11.11        11.11        6.58        6.95             7.92
Average Intermediate Government Bond Category (Morningstar)           10.76        10.76        5.50        5.51             6.91
Lipper GNMA Fund Average                                              10.41        10.41        5.62        5.90             7.13

Principal High Yield Fund, Inc. - Class A                             -6.96        -6.96       -2.48        2.74             7.93
PCII High Quality Long-Term Bond Composite                            10.40        10.40        4.11
Lehman Brothers High Yield Composite Bond Index                       -5.86        -5.86       -0.61        4.27            11.16
Average High Yield Bond Category (Morningstar)                        -9.12        -9.12       -2.44        3.25             9.98
Lipper High Current Yield Fund Average                                -8.38        -8.38       -2.11        3.51            10.07

Principal Limited Term Bond Fund, Inc. - Class A                       8.67         8.67        5.39        5.66 (a)
PCII High Quality Short-Term Bond Composite                            8.81         8.81        5.50
Lehman Brothers Intermediate Gov't./Corporate Index                   10.12        10.12        6.22        6.11             7.35
Average Short-Term Bond Category (Morningstar)                         8.14         8.14        5.49        5.43             6.52
Lipper Short-Intermediate Investment Grade Debt Index                  8.27         8.27        5.32        5.38             6.58

Principal Tax-Exempt Bond Fund, Inc. - Class A                         7.96         7.96        3.18        4.64              6.6
PCII Municipal Fixed Income Composite                                  8.02         8.02        3.21        4.66             6.61
Lehman Brothers Municipal Debt Index                                  11.68        11.68        5.21        6.67             7.74
Average Muni National Long Category (Morningstar)                     10.17        10.17        3.38        4.51             6.60
Lipper General Municipal Debt Fund Average                            10.83        10.83        3.70        4.66             6.68

PERFORMANCE RESULTS - INCOME FUNDS

                                                                                Annual Performance
                                                                             (year ended December 31)

                                                                      2000        1999         1998        1997         1996

Principal Bond Fund, Inc. - Class A                                    7.82       -3.04         7.14       10.96         2.27
PCII Multi-Sector Composite                                           12.00       -0.57         7.97       10.16         3.94
Lehman Brothers Aggregate Bond Index                                  11.63       -0.82         8.69        9.65         3.63
Average Intermediate-Term Bond Category (Morningstar)                  9.45       -1.22         7.42        8.76         3.30
Lipper Corporate Debt BBB Rated Fund Average                           7.99       -2.16         5.62       10.37         4.25

Principal Government Securities Income Fund, Inc. - Class A           10.90        0.01         7.19        9.69         3.85
PCII Mortgage-Backed Broad Composite                                  11.08        0.22         7.62        9.97         3.90
Lehman Brothers GNMA Index                                            11.11        1.93         6.91        9.53         5.54
Average Intermediate Government Bond Category (Morningstar)           10.76       -1.44         7.45        8.45         2.80
Lipper GNMA Fund Average                                              10.41        0.08         6.46        8.84         3.73

Principal High Yield Fund, Inc. - Class A                             -6.96        0.97        -1.28        9.68        12.54
PCII High Quality Long-Term Bond Composite                            10.40       -7.41        10.39        4.85
Lehman Brothers High Yield Composite Bond Index                       -5.86        2.39         1.87       12.76        11.35
Average High Yield Bond Category (Morningstar)                        -9.12        4.32        -0.39       13.12        13.82
Lipper High Current Yield Fund Average                                -8.38        4.42        -0.69       12.86        13.69

Principal Limited Term Bond Fund, Inc. - Class A                       8.67        0.96         6.70        6.74
PCII High Quality Short-Term Bond Composite                            8.81        1.05         6.79        6.64
Lehman Brothers Intermediate Gov't./Corporate Index                   10.12        0.39         8.44        7.87         4.05
Average Short-Term Bond Category (Morningstar)                         8.14        2.12         6.28        6.51         4.35
Lipper Short-Intermediate Investment Grade Debt Index                  8.27        0.70         6.33        6.63         4.10

Principal Tax-Exempt Bond Fund, Inc. - Class A                         7.96       -3.17         5.08        9.19         4.60
PCII Municipal Fixed Income Composite                                  8.02       -3.18         5.10        9.19         4.59
Lehman Brothers Municipal Debt Index                                  11.68       -2.06         6.48        9.20         4.43
Average Muni National Long Category (Morningstar)                     10.17       -4.86         5.31        9.27         3.31
Lipper General Municipal Debt Fund Average                            10.83       -4.68         5.26        9.11         3.27

PERFORMANCE RESULTS - INCOME FUNDS

                                                                                Annual Performance
                                                                             (year ended December 31)

                                                                     1995        1994         1993        1992         1991

Principal Bond Fund, Inc. - Class A                                  22.28       -4.35        12.76        8.61        17.45
PCII Multi-Sector Composite                                          18.41       -2.05        10.67        8.25        15.89
Lehman Brothers Aggregate Bond Index                                 18.47       -2.92         9.75        7.40        16.00
Average Intermediate-Term Bond Category (Morningstar)                17.35       -3.73        10.39        7.20        16.62
Lipper Corporate Debt BBB Rated Fund Average                         20.81       -5.45        13.91        8.91        18.79

Principal Government Securities Income Fund, Inc. - Class A          19.19       -4.89         9.16        6.13        16.83
PCII Mortgage-Backed Broad Composite                                 19.10       -4.41
Lehman Brothers GNMA Index                                           17.04       -1.50         6.59        7.42        16.04
Average Intermediate Government Bond Category (Morningstar)          16.42       -4.02         8.03        6.39        14.67
Lipper GNMA Fund Average                                             16.58       -2.42         6.55        6.32        14.82

Principal High Yield Fund, Inc. - Class A                            15.61       -0.66        12.10       13.09        28.74
PCII High Quality Long-Term Bond Composite
Lehman Brothers High Yield Composite Bond Index                      19.17       -1.03        17.12       15.75        46.19
Average High Yield Bond Category (Morningstar)                       16.56       -3.58        19.12       17.49        37.01
Lipper High Current Yield Fund Average                               16.45       -3.72        18.83       17.35        36.47

Principal Limited Term Bond Fund, Inc. - Class A
PCII High Quality Short-Term Bond Composite
Lehman Brothers Intermediate Gov't./Corporate Index                  15.33       -1.93         8.79        7.17        14.62
Average Short-Term Bond Category (Morningstar)                       11.48       -0.86         6.86        6.15        13.43
Lipper Short-Intermediate Investment Grade Debt Index                13.13       -2.36         8.12        6.66        13.86

Principal Tax-Exempt Bond Fund, Inc. - Class A                       20.72       -9.44        12.44        9.62        12.07
PCII Municipal Fixed Income Composite                                20.71       -9.45        12.46        9.62        12.08
Lehman Brothers Municipal Debt Index                                 17.46       -5.17        12.28        8.82        12.15
Average Muni National Long Category (Morningstar)                    17.14       -6.61        12.29        8.77        11.98
Lipper General Municipal Debt Fund Average                           16.92       -6.60        12.48        8.90        12.12

(a)   Period from February 29, 1996 through December 31, 2000

IMPORTANT NOTES TO THE APPENDIX

Dow Jones Utility Index with Income is a price-weighted average of 15 utility companies that are listed on the New York Stock Exchange and are involved in the production of electrical energy.

Lehman Brothers Aggregate Bond Index represents securities that are U.S. domestic, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis.

Lehman Brothers GNMA Index is an unmanaged index of 15- and 30-year fixed-rate securities backed by mortgage pools of the Government National Mortgage Association (GNMA) and Graduated Payment Mortgages (GPMs) with at least $100 million outstanding and one year or more to maturity.

Lehman Brothers High Yield Composite Bond Index is an unmanaged index of all publicly issued fixed, dollar-denominated, SEC-registered corporate debt rated Ba1 or lower with at least $100 million outstanding and one year or more to maturity.

Lehman Brothers Intermediate Government/Corporate Index is an unmanaged index of U.S. Government agency and Treasury securities and investment grade corporate debt securities with maturities of five to ten years.

Lehman Brothers Municipal Bond Index is an unmanaged index of investment-grade, tax-exempt bonds which have been issued within the last five years and at least one year or more to maturity. This index is classified into four main sectors:
General Obligation, Revenue, Insured and Prerefunded.

Morgan Stanley Capital International (MSCI) EAFE (Europe, Australia, Far East) Index is a stock index designed to measure the investment returns of developed economies outside of North America.

Morgan Stanley Capital International (MSCI) EMF (Emerging Markets Free) is capitalization weighted and consists of stocks from 26 countries. These countries include: Argentina, Brazil, Chile, China Free, Columbia, Czech Republic, Greece, Hungary, India, Indonesia Free, Israel, Jordan, Korea at 50%, Malaysia Free, Mexico Free, Pakistan, Peru, Philippines Free, Poland, Portugal, South Africa, Sri Lanka, Taiwan at 50%, Thailand Free, Turkey and Venezuela.

Morgan   Stanley   Capital   International   (MSCI)   Europe  (15)  Index  is  a
capitalization-weighted index. The index is designed to track the broader MSCI EMU Benchmark containing stocks in ten EMU member countries.

Morgan Stanley Capital International Pacific Free Index is a market capitalization-weighted index representing all of the Morgan Stanley Capital International developed markets in the Pacific. It comprises six of the twenty-two countries that are included in the Morgan Stanley Capital International World. This index is created by aggregating the six different country indexes, all of which are created separately. This index is calculated with gross dividends reinvested. The countries represented by this index are:
Australia, Hong Kong, Japan, Malaysia, New Zealand and Singapore. The "Free" aspect indicates that this index includes only securities that are allowed to be purchased by global investors.

Morgan Stanley REIT Index is a total-return index comprised of the most actively traded real estate investment trusts, and is designed to be a measure of real estate equity performance.

Russell 1000 Growth Index is an index that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000 Value Index is an index that measures the performance of those Russell 1000 companies with lower price to book ratios and lower forecasted growth values.

Russell 2000 Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap Growth Index measures the performance of those Russell MidCap companies with lower price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000 Value index.

S&P 500 Index is a market capitalization-weighted index of 500 widely held stocks often used as a proxy for the stock market. It measures the movement of the largest issues. Standard & Poor's chooses the member companies for the 500 based on market size, liquidity and industry group representation. Included are the stocks of industrial, financial, utility and transportation companies.

S&P 600 Index is a market-value weighted index consisting of 600 domestic stocks chosen for market size, liquidity and industry group representation.

S&P/BARRA 500 Value Index is a market capitalization-weighted index of the stocks in the S&P 500 Index having the highest book to price ratios. The index consists of approximately half of the S&P 500 on a market capitalization basis.

S&P Midcap 400 Index includes approximately 10% of the capitalization of U.S. equity securities. These are comprised of stocks in the middle capitalization range. Any mid-sized stocks already included in the S&P 500 are excluded from this index.